[LOGO APPEARS HERE]

NUVEEN Investments

 Nuveen Municipal Bond Funds

                     Semiannual Report dated August 31, 2002


Dependable, tax-free income to help you keep more of what you earn.


[PHOTO APPEARS HERE]


Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund

                                    It's not what you earn, it's what you keep.*

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NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Dear Shareholder,

Tax-free municipal bonds can provide not only current income, but also the potential for future growth. When your investment returns aren't reduced by taxes each year, more earnings remain in your account, where they can compound and help you generate and preserve wealth.

During the period covered by this report, your Fund continued to meet its primary objective of providing you with dependable, tax-free income to help you keep more of what you earn. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and Fund spotlight sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy--see the inside front cover of this report for detailed instructions.

In addition to providing you with dependable, tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve portfolio structure, better adapt to current market conditions or increase diversification. In uncertain markets like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/S/ Tim Schwertfeger
-----------------------
Timothy R. Schwertfeger
Chairman of the Board

October 17, 2002

                                                     Semiannual Report | Page 1

                 [Photo of Timothy R. Schwertfeger appears here]



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Portfolio Managers' Comments

Bill Fitzgerald, Portfolio Manager, Nuveen California Municipal Bond Fund Steve Krupa, Portfolio Manager, Nuveen California Insured Municipal Bond Fund

In the following Q&A, portfolio managers Bill Fitzgerald and Steve Krupa examine economic and market conditions, key investment strategies, and the performance of the Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund. Bill, who has 14 years of investment experience and 14 years with Nuveen, assumed leadership of the California Municipal Bond Fund in 1998. Steve, with 23 years of investment experience and 23 years with Nuveen, has managed the California Insured Municipal Bond Fund since 2000.

Q. What market environment did the Funds experience during the reporting period?


A. The past six months were a very good environment for municipal bonds. With the economy continuing its sluggish growth and corporate profits weak, investors were wary of investing in the stock market. Instead, they searched for investments offering the potential for greater stability. In this climate, most fixed-income securities experienced significant price gains. Continued low interest rates fueled the gains--when market interest rates fall, bond prices rise. (Bond yields, meanwhile, go down because they move in the opposite direction of bond prices.)

The low interest rate environment helped generate record municipal bond issuance. For the first eight months of 2002, national issuance was up nearly 21 percent compared to the same period in 2001. In California, municipal issuance through the year's first eight months remained strong, increasing by more than 11 percent compared to the same period last year. Though there was considerable demand for municipal securities in California, the demand was not able to keep pace with supply; a factor that led to the underperformance of California municipal bonds relative to the national municipal market.

California's weak fiscal situation also contributed to its relative municipal underperformance. The state, especially hard-hit by the nationwide economic slowdown, experienced a substantial budget shortfall. Tax revenues plummeted along with the stock market, the main driver of wealth in the state's technology focused Silicon Valley region. Because of California's budget problems, major credit rating agencies maintained a negative outlook on the state's financial position.

Q. How did the Funds perform during the 12 months ended August 31, 2002, and what factors influenced their returns?


A. The California Insured Municipal Bond Fund surpassed the average performance of its peers, while the California Municipal Bond Fund lagged behind slightly. The California Insured Municipal

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                           Semiannual Report | Page 2


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One-Year Total Returns as of 8/31/02
--------------------------------------------------------------------------------
Nuveen California Municipal Bond Fund/1/                                   4.20%
Lipper California Municipal Debt Funds
category average/2/                                                        4.23%
Lehman Brothers Municipal Bond Index/3/                                    6.24%
--------------------------------------------------------------------------------

Nuveen California Insured Municipal Bond Fund/1/                           5.09%
Lipper California Insured Municipal Debt Funds
category average/4/                                                        4.54%
Lehman Brothers Municipal Bond Index/3/                                    6.24%
--------------------------------------------------------------------------------

Bond Fund returned 5.09 percent (Class A shares at net asset value), while the Lipper California Insured Municipal Debt Funds4 category average was 4.54 percent. Meanwhile, the California Municipal Bond Fund returned 4.20 percent (Class A shares at net asset value),while the Lipper California Municipal Debt Funds2 category average was 4.23 percent. As an additional point of comparison, the Lehman Brothers Municipal Bond Index,3 which measures municipal bond performance nationwide, returned 6.24 percent.

The insured Fund's performance benefited from being invested entirely in AAA rated securities, whose income payments are backed by an insurance company, bank, or other third party. With investors concerned about market fluctuations, high-quality fixed-income securities were among the market's best performers during the year. The uninsured Fund's performance, meanwhile, was weakened by its underweight position in AAA rated securities as well as its overweight position in weaker-performing BBB rated and non-rated bonds. The noninsured Fund's duration also was slightly shorter than average; a situation that detracted from relative performance in a declining interest rate environment.

Q. What strategies were underlying your management of the Funds during the past six months?

A. In general,our trading activity was relatively modest during the six month period. With interest rates at near historic lows,the yield curve (a graphical depiction of bond yields) steepened, reflecting a substantial decrease in yields for bonds with short maturities and a more modest decrease in yields for long-term bonds. Accordingly,we added to both Funds' intermediate-term and long-term holdings while decreasing short-term holdings. In particular, our investment focus was on bonds due to mature in 15 to 20 years, the part of the yield curve that we believe may offer the most future value for shareholders.

In the insured Fund,our approach was simply to search for those investment opportunities we believed offered the greatest value for Fund shareholders. For example, we invested in a variety of tax-backed bonds used to

--------------------------------------------------------------------------------

1 Performance figures are quoted for Class A shares at net asset value as of August 31, 2002. Current performance may be less than the performance shown.

2 For the Nuveen California Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 110 funds in the Lipper California Municipal Debt Funds category for the 12 months ended August 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

3 The Lehman Brothers Municipal Bond Index is composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

4 For the Nuveen California Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 23 funds in the Lipper California Insured Municipal Debt Funds category for the 12 months ended August 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

                           Semiannual Report | Page 3
finance essential infrastructure needs for the state's developing regions, which, despite the recession, have been growing rapidly. We were comfortable with investing in these bonds because of their insurance feature as well as the essentiality of their underlying projects.

In the uninsured Fund, our investment focus was generally on AAA rated securities, which, as we mentioned, the Fund was underweighted in during the period. In addition, we made selected purchases in non-rated bonds that we believed were backed by strong credit and offered compelling value. One example was Milpitas Limited Obligation Improvement bonds. These non-rated bonds were issued to support residential and commercial development. We believe that over time they may provide a healthy income stream as well as valuable diversification for the Fund.

Q. What is your outlook for the California municipal market?


A. Facing continued low interest rates, states and municipalities likely will continue to take advantage of favorable borrowing terms and issue large amounts of municipal bonds. We are currently on pace for a record year of issuance nationwide and see little sign of a slowdown throughout the rest of 2002. Nationally, we anticipate continued economic growth, though sluggish consumer confidence and higher-than-expected unemployment claims have tempered our optimism somewhat. Inflation continues to be under control, a favorable situation for bonds and one that may allow the Federal Reserve Board to keep interest rates at low levels for the foreseeable future. Continued turmoil in the stock market could be a favorable situation for municipal bond investors seeking to reduce volatility in their overall portfolio.

We will continue to monitor California's budget issues. Whether the state's finances return to health depends not only on the recovery of the state's economy, but also on the state's ability to more effectively balance revenues and expenses. The current budget deficit is likely to mean increased municipal bond issuance, a factor that could depress bond prices. At the same time, increased supply will also provide more investment opportunities for us to choose from. In such an environment, we plan to make few major changes to our overall management approach. We expect to continue to invest defensively and select the best available opportunities we can identify.

                           Semiannual Report | Page 4

Fund Spotlight as of 8/31/02               Nuveen California Municipal Bond Fund
================================================================================
Quick Facts

                      A Shares    B Shares    C Shares    R Shares
------------------------------------------------------------------
Net Asset Value         $10.33      $10.32      $10.32      $10.34
------------------------------------------------------------------
Latest Dividend/1/     $0.0430     $0.0365     $0.0385     $0.0450
------------------------------------------------------------------
Inception Date            9/94        3/97        9/94        7/86
------------------------------------------------------------------


Average Annual Total Returns as of 8/31/02/2/

A Shares                            NAV     Offer
-------------------------------------------------
1-Year                            4.20%    -0.20%
-------------------------------------------------
5-Year                            4.70%     3.81%
-------------------------------------------------
10-Year                           5.50%     5.04%
-------------------------------------------------

B Shares                       w/o CDSC    w/CDSC
-------------------------------------------------
1-Year                            3.41%    -0.54%
-------------------------------------------------
5-Year                            3.90%     3.74%
-------------------------------------------------
10-Year                           4.92%     4.92%
-------------------------------------------------

C Shares                            NAV
-------------------------------------------------
1-Year                            3.55%
-------------------------------------------------
5-Year                            4.12%
-------------------------------------------------
10-Year                           4.85%
-------------------------------------------------

R Shares                            NAV
-------------------------------------------------
1-Year                            4.44%
-------------------------------------------------
5-Year                            4.92%
-------------------------------------------------
10-Year                           5.76%
-------------------------------------------------


Tax-Free Yields

A Shares                            NAV     Offer
-------------------------------------------------
SEC 30-Day Yield                  3.79%     3.63%
-------------------------------------------------
Taxable-Equivalent Yield/3/       5.97%     5.72%
-------------------------------------------------

B Shares                            NAV
-------------------------------------------------
SEC 30-Day Yield                  3.05%
-------------------------------------------------
Taxable-Equivalent Yield/3/       4.80%
-------------------------------------------------

C Shares                            NAV
-------------------------------------------------
SEC 30-Day Yield                  3.25%
-------------------------------------------------
Taxable-Equivalent Yield/3/       5.12%
-------------------------------------------------

R Shares                            NAV
-------------------------------------------------
SEC 30-Day Yield                  3.99%
-------------------------------------------------
Taxable-Equivalent Yield/3/       6.28%
-------------------------------------------------


Average Annual Total Returns as of 6/30/02/2/

A Shares                            NAV     Offer
-------------------------------------------------
1-Year                            6.46%     2.03%
-------------------------------------------------
5-Year                            4.70%     3.80%
-------------------------------------------------
10-Year                           5.51%     5.06%
-------------------------------------------------

B Shares                       w/o CDSC    w/CDSC
-------------------------------------------------
1-Year                            5.77%     1.77%
-------------------------------------------------
5-Year                            3.90%     3.73%
-------------------------------------------------
10-Year                           4.93%     4.93%
-------------------------------------------------

C Shares                            NAV
-------------------------------------------------
1-Year                            5.91%
-------------------------------------------------
5-Year                            4.11%
-------------------------------------------------
10-Year                           4.86%
-------------------------------------------------

R Shares                            NAV
-------------------------------------------------
1-Year                            6.71%
-------------------------------------------------
5-Year                            4.91%
-------------------------------------------------
10-Year                           5.77%
-------------------------------------------------


Bond Credit Quality/4/

[PIE CHART]

AAA/U.S. Guaranteed                        41%
----------------------------------------------
AA                                          9%
----------------------------------------------
A                                          19%
----------------------------------------------
BBB                                        16%
----------------------------------------------
NR                                         12%
----------------------------------------------
Other                                       3%
----------------------------------------------


Top Five Sectors/4/

Tax Obligation (Limited)                   20%
----------------------------------------------
Healthcare                                 13%
----------------------------------------------
Utilities                                  13%
----------------------------------------------
U.S. Guaranteed                            12%
----------------------------------------------
Housing (Multifamily)                      11%
----------------------------------------------


Portfolio Statistics

Net Assets ($000)                     $265,052
----------------------------------------------
Average Effective Maturity (Years)       18.38
----------------------------------------------
Average Duration                          6.04
----------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid September 3, 2002. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2002.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 36.5%.

4 As a percentage of total bond holdings as of August 31, 2002. Holdings are subject to change.


                           Semiannual Report | Page 5

Fund Spotlight as of 8/31/02       Nuveen California Insured Municipal Bond Fund
================================================================================
Quick Facts

                        A Shares       B Shares      C Shares         R Shares
-------------------------------------------------------------------------------
Net Asset Value          $ 11.08        $ 11.09       $ 11.01          $ 11.07
-------------------------------------------------------------------------------
Latest Dividend/1/       $0.0410        $0.0340       $0.0355          $0.0425
-------------------------------------------------------------------------------
Inception Date              9/94           3/97          9/94             7/86
-------------------------------------------------------------------------------

Average Annual Total Returns as of 8/31/02/2/
A Shares                                                  NAV            Offer
------------------------------------------------------------------------------
1-Year                                                  5.09%            0.64%
------------------------------------------------------------------------------
5-Year                                                  5.58%            4.68%
------------------------------------------------------------------------------
10-Year                                                 6.03%            5.58%
------------------------------------------------------------------------------

B Shares                                             w/o CDSC           w/CDSC
------------------------------------------------------------------------------
1-Year                                                  4.37%            0.37%
------------------------------------------------------------------------------
5-Year                                                  4.81%            4.65%
------------------------------------------------------------------------------
10-Year                                                 5.41%            5.41%
------------------------------------------------------------------------------

C Shares                                                  NAV
------------------------------------------------------------------------------
1-Year                                                  4.49%
------------------------------------------------------------------------------
5-Year                                                  5.01%
------------------------------------------------------------------------------
10-Year                                                 5.31%
------------------------------------------------------------------------------

R Shares                                                  NAV
------------------------------------------------------------------------------
1-Year                                                  5.36%
------------------------------------------------------------------------------
5-Year                                                  5.80%
------------------------------------------------------------------------------
10-Year                                                 6.25%
------------------------------------------------------------------------------

Tax-Free Yields
A Shares                                                  NAV            Offer
------------------------------------------------------------------------------
SEC 30-Day Yield                                        3.71%            3.55%
------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                             5.84%            5.59%
------------------------------------------------------------------------------

B Shares                                                  NAV
------------------------------------------------------------------------------
SEC 30-Day Yield                                        2.97%
------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                             4.68%
------------------------------------------------------------------------------

C Shares                                                  NAV
------------------------------------------------------------------------------
SEC 30-Day Yield                                        3.17%
------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                             4.99%
------------------------------------------------------------------------------

R Shares                                                  NAV
------------------------------------------------------------------------------
SEC 30-Day Yield                                        3.91%
------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                             6.16%
------------------------------------------------------------------------------

Average Annual Total Returns as of 6/30/02/2/
A Shares                                                  NAV            Offer
------------------------------------------------------------------------------
1-Year                                                  6.71%            2.22%
------------------------------------------------------------------------------
5-Year                                                  5.33%            4.43%
------------------------------------------------------------------------------
10-Year                                                 5.91%            5.46%
------------------------------------------------------------------------------

B Shares                                             w/o CDSC           w/CDSC
------------------------------------------------------------------------------
1-Year                                                  5.89%            1.89%
------------------------------------------------------------------------------
5-Year                                                  4.55%            4.38%
------------------------------------------------------------------------------
10-Year                                                 5.29%            5.29%
------------------------------------------------------------------------------

C Shares                                                  NAV
------------------------------------------------------------------------------
1-Year                                                  6.11%
------------------------------------------------------------------------------
5-Year                                                  4.76%
------------------------------------------------------------------------------
10-Year                                                 5.19%
------------------------------------------------------------------------------

R Shares                                                  NAV
------------------------------------------------------------------------------
1-Year                                                  6.89%
------------------------------------------------------------------------------
5-Year                                                  5.53%
------------------------------------------------------------------------------
10-Year                                                 6.13%
------------------------------------------------------------------------------

Bond Credit Quality/4,5/

  [PIE CHART]       Insured/U.S. Guaranteed                                 7%
                    ----------------------------------------------------------
                    Insured                                                93%
                    ----------------------------------------------------------
                    The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securi-ties to ensure timely payment of principal and interest.

Top Five Sectors/4/
Tax Obligation (General)                                                   21%
------------------------------------------------------------------------------
Tax Obligation (Limited)                                                   20%
------------------------------------------------------------------------------
Housing (Single Family)                                                    11%
------------------------------------------------------------------------------
Housing (Multifamily)                                                      10%
------------------------------------------------------------------------------
Transportation                                                             10%
------------------------------------------------------------------------------

Portfolio Statistics
Net Assets ($000)                                                     $272,137
------------------------------------------------------------------------------
Average Effective Maturity (Years)                                       23.00
------------------------------------------------------------------------------
Average Duration                                                          6.34
------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid September 3, 2002. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2002.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 36.5%.

4 As a percentage of total bond holdings as of August 31, 2002. Holdings are subject to change.

5 Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.

                           Semiannual Report | Page 6

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA MUNICIPAL BOND FUND
August 31, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 3.1%

   $    960  California Educational Facilities Authority, Revenue Bonds,   4/07 at 102.00      Baa2 $     1,047,542
              Pooled College and University Projects, Series 1997B
              (Southern California College of Optometry), 6.300%, 4/01/21

      1,500  California Statewide Community Development Authority,        12/06 at 105.00
              Certificates of Participation, San Diego Space and Science
              Foundation, Series 1996, 7.500%, 12/01/26                                         N/R       1,529,865

      4,335  Regents of the University of California, Refunding           11/03 at 102.00       Aa2       4,495,048
              Certificates of Participation (UCLA Central
              Chiller/Cogeneration Facility), Series 1993, 6.000%,
              11/01/21

      1,000  Regents of the University of California, Certificates of      1/10 at 101.00       Aa2       1,043,690
              Participation (San Diego Campus and Sacramento Projects),
              2002 Series A, 5.250%, 1/01/22
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 12.9%

     18,000  California Health Facilities Financing Authority, Revenue    12/09 at 101.00        A3      19,269,720
              Bonds (Cedars-Sinai Medical Center), Series 1999A, 6.125%,
              12/01/30

             California Health Facilities Financing Authority, Insured
             Health Facility Revenue Bonds (Small Facilities Pooled Loan
             Program), Series 1994B:
      3,000   7.400%, 4/01/14                                              4/05 at 102.00        A+       3,415,410
      3,635   7.500%, 4/01/22                                              4/05 at 102.00        A+       4,101,552

      3,370  California Health Facilities Financing Authority, Hospital    5/03 at 102.00      BBB+       3,400,296
              Revenue Bonds (Downey Community Hospital), Series 1993,
              5.750%, 5/15/15

      1,755  Central Joint Powers Health Financing Authority,              2/03 at 100.00      Baa1       1,647,032
              Certificates of Participation, Series 1993 (Community
              Hospital of Central California), 5.000%, 2/01/23

      2,475  City of Loma Linda, California, Hospital Revenue Bonds       12/03 at 102.00       BB-       2,445,572
              (Loma Linda University Medical Center Project), Series
              1993-A, 6.000%, 12/01/06
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 10.9%

       8,400 ABAG Finance Authority for Nonprofit Corporations,              No Opt. Call      BBB-       9,124,080
              California, Multifamily Housing Revenue Refunding Bonds
              (United Dominion/2000 Post Apartments), 2000 Series B,
              6.250%, 8/15/30 (Mandatory put 8/15/08)

       2,905 California Statewide Communities Development Authority,       6/06 at 100.00       AAA       3,033,314
              Senior Lien Multifamily Housing Revenue Bonds (Monte Vista
              Terrace), Series 1996A, 6.375%, 9/01/20

       3,775 Community Redevelopment Agency of the City of Los Angeles,    6/05 at 105.00       AAA       4,208,974
              California, Multifamily Housing Revenue Refunding Bonds,
              1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

       3,285 City of Riverside, California, Multifamily Housing Revenue    9/02 at 100.00       AAA       3,289,599
              Bonds (Fannie Mae Pass-through Certificate Program -
              Birchwood Park Apartment Project), Series 1992A, 6.500%,
              1/01/18

       4,005 City of Riverside, California, Multifamily Housing Revenue    9/02 at 100.00       AAA       4,010,607
              Bonds (Fannie Mae Pass-through Certificate Program - Palm
              Shadows Apartments Project), Series 1992A, 6.500%, 1/01/18

       2,080 City of Salinas, California, Housing Facility Refunding       7/04 at 102.00       AAA       2,184,707
              Revenue Bonds, Series 1994A (GNMA Collateralized - Villa
              Serra Project), 6.500%, 7/20/17

       3,000 Housing Authority of the County of Santa Cruz, California,    1/03 at 100.00       AAA       3,005,580
              Multifamily Housing Refunding Revenue Bonds, Series 1990A
              (Fannie Mae Collateralized), 7.750%, 7/01/23
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 4.4%

        795  California Housing Finance Agency, Home Mortgage Revenue      2/07 at 102.00       AAA         832,619
              Bonds, 1997 Series B, 6.100%, 2/01/28 (Alternative Minimum
              Tax)
      2,220  California Rural Home Mortgage Finance Authority, Single        No Opt. Call       AAA       2,370,738
              Family Mortgage Revenue Bonds (Mortgage- Backed Securities
              Program), 1997 Series A, 7.000%, 9/01/29 (Alternative
              Minimum Tax)
      7,815  Department of Veterans Affairs of the State of California,    6/05 at 101.00       Aa2       8,215,128
              Home Purchase Revenue Bonds, 2000 Series C, 6.150%,
              12/01/27
      1,950  County of San Bernardino, California, Single Family Home       5/07 at 22.57       AAA         338,637
              Mortgage Revenue Bonds (Mortgage-Backed Securities
              Program), 1997 Series A, 0.000%, 5/01/31 (Alternative
              Minimum Tax)

----
7

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.9%

    $  6,000 ABAG Finance Authority for Non-Profit Corporations,          10/07 at 102.00       BB+ $     5,492,520
              California, Certificates of Participation, American
              Baptist Homes of the West Facilities Project, Series
              1997A, 5.850%, 10/01/27

       2,500 California Statewide Communities Development Authority,      11/04 at 102.00        A+       2,751,475
              Certificates of Participation (Solheim Lutheran Home),
              Series 1994, 6.500%, 11/01/17

       2,000 Chico Redevelopment Agency, California, Insured               2/03 at 100.00        A+       2,018,280
              Certificates of Participation (Sierra Sunrise Lodge),
              Series 1991A, Walker Senior Housing Corporation VII,
              6.750%, 2/01/21
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 6.3%

       8,500 State of California, Various Purpose General Obligation       3/10 at 101.00       AAA       9,222,585
              Bonds, Series 2000, 5.750%, 3/01/27

       3,335 State of California, General Obligation Bonds, Derivative       No Opt. Call       AAA       5,305,385
              Tax-Exempt Receipts, Series 245, 12.450%, 2/01/15 (IF)

       2,000 San Diego Unified School District, California, 2000 General   7/10 at 100.00       AAA       2,057,040
              Obligation Bonds, Election of 1998, Series B, 5.125%,
              7/01/22
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 19.8%

       1,000 City of Brea, California, Community Facilities District No.   3/06 at 102.00       N/R         986,880
              1997-1, Special Tax Bonds, Olinda Heights Public
              Improvements, Series 1998, 5.875%, 9/01/28

       2,400 Dinuba Financing Authority, California, Lease Revenue         8/12 at 102.00       AAA       2,438,304
              Refunding Bonds, Public Works Issue of 2002,
              5.100%, 8/01/32

       2,000 La Mirada Redevelopment Agency, California, Community        10/08 at 102.00       N/R       1,984,080
              Facilities District No.89-1, Special Tax Bonds (Civic
              Theatre Project), Series 1998 Refunding (Tax Increment
              Contribution), 5.700%, 10/01/20

       6,215 City of Milpitas, Santa Clara County, California, Local       9/02 at 103.00       N/R       6,385,540
              Improvement District No. 20, Limited Obligation
              Improvement Bonds, 1998 Series A, 5.700%, 9/02/18

         805 City of Ontario, San Bernardino County, California, Limited   9/02 at 103.00       N/R         841,563
              Obligation Improvement Bonds, Assessment District No. 100C
              (California Commerce Center Phase III), 8.000%, 9/02/11

       2,250 Orange County, California, Community Facilities District      8/09 at 102.00       N/R       2,411,775
              No. 99-1 (Ladera Ranch), Special Tax Bonds, 1999 Series A,
              6.700%, 8/15/29

       4,300 Orange County Development Agency, California, Santa Ana       9/03 at 102.00       BBB       4,387,118
              Heights Project Area, 1993 Tax Allocation Revenue Bonds,
              6.125%, 9/01/23

       2,000 Community Facilities District No. 88-1, City of Poway,        8/08 at 102.00       N/R       2,189,180
              California (Parkway Business Center), Special Tax
              Refunding Bonds, Series 1998, 6.750%, 8/15/15

       1,645 City of Rancho Cucamoga, California, Assessment District      9/02 at 103.00       N/R       1,689,349
              No. 93-1 (Masi Plaza), Limited Obligation Improvement
              Bonds, 6.250%, 9/02/22

       1,280 Redding Joint Powers Financing Authority, California, Lease   6/03 at 102.00        A-       1,318,387
              Revenue Bonds (Capital Improvement Projects), Series 1993,
              6.250%, 6/01/23

       2,000 County of Riverside, California, Mobile Home Park Revenue     3/09 at 102.00       N/R       1,809,440
              Bonds, Bravo Mobile Home Park Project, Series 1999A,
              5.900%, 3/20/29

       1,000 Sacramento City Financing Authority, California, Lease          No Opt. Call       AAA       1,108,850
              Revenue Bonds, Series 1993A Refunding, 5.400%, 11/01/20

       1,000 County of Sacramento, California, Laguna Creek               12/07 at 102.00       N/R       1,001,610
              Ranch/Elliott Ranch Community Facilities District No. 1,
              Improvement Area No. 1, Special Tax Refunding Bonds
              (Laguna Creek Ranch), 5.700%, 12/01/20

       2,000 San Dimas Housing Authority, California, Mobile Home Park     7/08 at 102.00       N/R       1,947,120
              Revenue Bonds (Charter Oak Mobile Home Estates Acquisition
              Project), Series 1998A, 5.700%, 7/01/28

       7,090 Redevelopment Agency of the City of San Marcos, California,  10/07 at 102.00        A-       7,559,429
              Tax Allocation Bonds (1997 Affordable Housing Project),
              Series 1977A, 6.000%, 10/01/27 (Alternative Minimum Tax)

       3,200 Seal Beach Redevelopment Agency, California, Mobile Home     12/11 at 102.00         A       3,298,944
              Park Revenue Bonds, Series 2000A, 5.750%, 12/15/35

       4,000 Shafter Joint Powers Financing Authority, California, Lease   1/07 at 101.00         A       4,299,480
              Revenue Bonds, 1997 Series A (Community Correctional
              Facility Acquisition Project), 6.050%, 1/01/17

----
8

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  2,945 City of Stockton, California, Limited Obligation Refunding       No Opt. Cal       N/R $     3,084,416
              Improvement Bonds, Weber/Sperry Ranches Assessment
              District, Series 22, 5.650%, 9/02/13

       2,000 Taft Public Financing Authority, California, Lease Revenue    1/07 at 101.00         A       2,188,060
              Bonds, 1997 Series A (Community Facility Correctional
              Facility Acquisition Project), 6.050%, 1/01/17

       1,500 Vallejo Public Financing Authority, California, 1998            No Opt. Call       N/R       1,561,590
              Limited Obligation Revenue Bonds (Fairgrounds Drive
              Assessment District Refinancing), 5.700%, 9/02/11
-------------------------------------------------------------------------------------------------------------------
             Transportation - 10.3%

       2,000 California Statewide Communities Development Authority,      10/10 at 100.00        Ca         400,360
              Special Facilities Revenue Bonds, Series 2000A (United Air
              Lines, Inc. - San Francisco International Airport Terminal
              Projects), 5.700%, 10/01/34 (Alternative Minimum Tax)
              (Mandatory put 10/01/10)

       7,150 Foothill/Eastern Transportation Corridor Agency,              1/10 at 100.00      BBB-       6,511,791
              California, Toll Road Revenue Bonds, Series 1995A,
              5.000%, 1/01/35

       8,900 Foothill/Eastern Transportation Corridor Agency,              1/14 at 101.00      BBB-       5,995,218
              California, Toll Road Refunding Revenue Bonds,
              Series 1999, 0.000%, 1/15/28

             Port of Oakland, California, Revenue Bonds, 2000 Series K:
       3,700  5.500%, 11/01/09 (Alternative Minimum Tax)                     No Opt. Call       AAA       4,209,416
       4,000  5.750%, 11/01/29 (Alternative Minimum Tax)                   5/10 at 100.00       AAA       4,250,360

       5,500 Port of Oakland, California, Revenue Bonds, Series 2002M,    11/12 at 100.00       AAA       5,914,700
              5.250%, 11/01/19
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 12.3%

       3,115 California Educational Facilities Authority, Revenue Bonds    6/10 at 101.00   Baa3***       3,829,301
              (Pooled College and University Projects), 2000 Series C,
              6.750%, 6/01/30

       7,500 State Public Works Board of California, Lease Revenue Bonds  10/02 at 102.00       AAA       7,685,025
              (The Trustees of the California State University), 1992
              Series A (Various California State University Projects),
              6.700%, 10/01/17 (Pre-refunded to 10/01/02)

       2,000 Carson Redevelopment Agency, California, Redevelopment       10/03 at 102.00     A-***       2,138,640
              Project Area No. 1, Tax Allocation Bonds, Series 1993,
              6.000%, 10/01/16 (Pre-refunded to 10/01/03)

       2,505 Harbor Department of the City of Los Angeles, California,       No Opt. Call       AAA       3,263,138
              Revenue Bonds, Issue of 1988, 7.600%, 10/01/18

       6,505 Merced Irrigation District, California, 1998 Revenue          3/03 at 102.00       AAA       6,770,859
              Certificates of Participation (1998 Electric System
              Project), 5.800%, 3/01/15 (Pre-refunded to 3/01/03)

       6,225 Merced Irrigation District, California, 2000 Subordinated     3/08 at 102.00       AAA       7,746,017
              Revenue Certificates of Participation, Electric System
              Project, 7.450%, 3/01/18 (Pre-refunded to 3/01/08)

       1,100 Tulare County Public Facilities Corporation, California,     11/02 at 102.00     A3***       1,134,804
              Certificates of Participation (1992 Financing Project)
              Series B, 6.875%, 11/15/12 (Pre-refunded to 11/15/02)
-------------------------------------------------------------------------------------------------------------------
             Utilities - 12.6%

       3,020 Anaheim Public Financing Authority, California, Revenue      10/12 at 100.00       AAA       3,040,083
              Bonds, Electric System Distribution Facilities,
              Series 2002A, 5.000%, 10/01/31

       9,132 California Pollution Control Financing Authority, Solid       7/07 at 102.00       N/R       1,299,484
              Waste Disposal Revenue Bonds (CanFibre of Riverside
              Project), Tax-Exempt Series 1997A, 9.000%, 7/01/19
              (Alternative Minimum Tax) #

       3,000 California Statewide Communities Development Authority,      12/04 at 102.00       N/R       2,598,390
              Refunding Certificates of Participation (Rio Bravo Fresno
              Project), 1999 Series A, 6.300%, 12/01/18

             Department of Water and Power of Los Angeles, California,
             Power System Revenue Bonds, 2001 Series A1:
       5,000  5.250%, 7/01/15                                              7/11 at 100.00       AA-       5,463,050
      10,000  5.250%, 7/01/21                                              7/11 at 100.00       AAA      10,530,000

       6,705 Merced Irrigation District, California, 2001 Electric         9/05 at 102.00      Baa3       6,916,677
              System Refunding Revenue Bonds, Electric System Project,
              6.850%, 9/01/36

       3,500 Puerto Rico Industrial, Tourist, Educational, Medical and     6/10 at 101.00      Baa2       3,629,955
              Environmental Control Facilities Financing Authority,
              Cogeneration Facility Revenue Bonds, 2000 Series A,
              6.625%, 6/01/26 (Alternative Minimum Tax)

----
9

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.7%

    $  1,670 Sacramento County Sanitation Districts Financing Authority,  12/10 at 101.00        AA $     2,560,277
              California (Sacramento Regional County Sanitation
              District), Residual Interest Certificates, Series 694R-A,
              13.660%, 12/01/10 (IF)

       1,385 Sacramento County Sanitation Districts Financing Authority,  12/10 at 101.00        AA       1,933,808
              California, (Sacramento Regional County Sanitation
              District), Residual Interest Certificates, Series 694R-B,
              12.010%, 12/01/11 (IF)
-------------------------------------------------------------------------------------------------------------------
    $258,837 Total Investments (cost $254,936,981) - 98.2%                                              260,169,463
-------------------------------------------------------------------------------------------------------------------
------------ -----------------------------------------------------------------------------------------------------
             Short-Term Investments - 0.2%

     $   500 California Health Facilities Financing Authority,                               VMIG-1         500,000
------------  Sutter/CHS Insured Revenue Variable Rate Demand Bonds,
              Series 1996B, 1.750%, 7/01/12+
             -----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.6%                                                         4,382,931
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   265,052,394
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           # Non-income producing security. On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
10

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
August 31, 2002


   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.2%

    $  5,000 California Educational Facilities Authority, Student Loan     3/08 at 102.00       Aaa $     5,182,700
              Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%,
              3/01/21 (Alternative Minimum Tax)

       1,030 Foundation of California State University, Monterey Bay,      6/11 at 100.00       AAA       1,067,111
              Auxiliary Organization Bonds, Series 2001, 5.350%, 6/01/31

       5,000 Bond Finance Authority, Long Beach, California, Lease        11/11 at 101.00       AAA       5,172,950
              Revenue Refunding Bonds, The Aquarium of the South
              Pacific, 5.250%, 11/01/30
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 4.7%

       2,000 Antelope Valley Healthcare District, California, Insured      1/08 at 102.00       AAA       2,044,740
              Refunding Revenue Bonds, Series 1997A, 5.200%, 1/01/27

       4,000 California Statewide Communities Development Authority,       8/09 at 101.00       AAA       4,198,160
              Certificates of Participation, Members of the Sutter
              Health Obligated Group, 5.500%, 8/15/31

       6,000 City of Oakland, California, Insured Revenue Bonds (1800      1/10 at 100.00       AAA       6,629,580
              Harrison Foundation - Kaiser Permanente), Series 1999A,
              6.000%, 1/01/29
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 9.7%

             California Statewide Communities Development Authority,
             Multifamily Housing Revenue Senior Bonds, Westgate
             Courtyards Apartments Project, Series 2001-X1:
       1,000  5.200%, 12/01/16                                            12/11 at 100.00       AAA       1,061,140
       4,180  5.420%, 12/01/34                                            12/11 at 100.00       AAA       4,323,165

       6,526 California Statewide Communities Development Authority,      11/10 at 105.00       Aaa       7,824,674
              Residential Care Revenue Bonds, Canoga Care Center
              Project, GNMA Collateralized, Series 2000A, 7.500%,
              11/20/35

       3,025 Community Redevelopment Agency of the City of Los Angeles,    6/05 at 105.00       AAA       3,372,754
              California, Multifamily Housing Revenue Refunding Bonds,
              1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

       3,865 City of Los Angeles, California, Multifamily Housing          7/11 at 102.00       AAA       4,031,002
              Revenue Bonds, GNMA Mortgage-Backed Securities Program,
              Park Plaza West Senior Apartments Project, Series 2001B,
              5.400%, 1/20/31

       2,400 City of Napa, California, Mortgage Revenue Refunding Bonds,   1/03 at 102.00       AAA       2,451,072
              Series 1992A (FHA-Insured Mortgage Loan - Creekside Park
              Apartments Project), 6.625%, 7/01/24

       2,000 City of Napa, California, Mortgage Revenue Refunding Bonds,   7/04 at 101.00       AAA       2,079,260
              Series 1994A (FHA-Insured Mortgage Loan - Creekside Park
              II Apartments Project), 6.625%, 7/01/25

       1,285 Housing Authority of the County of Santa Cruz, California,    7/09 at 102.00       AAA       1,332,455
              Multifamily Housing Revenue Bonds, GNMA Collateralized -
              Northgate Apartments, 1999 Series A, 5.500%, 7/20/40
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 10.8%

       4,750 California Housing Finance Agency, Single Family Mortgage     2/07 at 102.00       AAA       4,981,990
              Bonds, 1997 Series A-1, 6.050%, 8/01/26 (Alternative
              Minimum Tax)

       2,410 California Housing Finance Agency, Home Mortgage Revenue      8/07 at 102.00       AAA       2,521,487
              Bonds, 1997 Series E, 6.100%, 8/01/29 (Alternative Minimum
              Tax)

         570 California Housing Finance Agency, Home Mortgage Revenue      2/06 at 102.00       AAA         589,608
              Bonds, 1996 Series E, 6.150%, 8/01/25 (Alternative Minimum
              Tax)

       1,250 California Housing Finance Agency, Home Mortgage Revenue      8/11 at 100.00       AAA       1,304,713
              Bonds, 2001 Series L, 5.150%, 8/01/17

      34,380 California Housing Finance Agency, Home Mortgage Revenue       2/12 at 54.57       AAA      11,232,634
              Bonds, 2002 Series K, 0.000%, 2/01/22 (Alternative Minimum
              Tax)

             Department of Veterans Affairs of the State of California,
             Home Purchase Revenue Bonds, Series 2002A:
       3,500  5.300%, 12/01/21                                             6/12 at 101.00       AAA       3,634,365
       5,000  5.350%, 12/01/27                                             6/12 at 101.00       AAA       5,177,900
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 21.3%

      31,000 State of California, Various Purpose General Obligation       3/10 at 101.00       AAA      33,635,310
              Bonds, Series 2000, 5.750%, 3/01/27

       3,305 Centinela Valley Union High School District, Los Angeles      8/10 at 102.00       AAA       3,393,772
              County, California, General Obligation Bonds, Election of
              2002, Series C, 5.200%, 8/01/32

----
11

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Golden West Schools Financing Authority, California,
             Revenue Bonds, 1998 Series A (School District General
             Obligation Refunding Program):
    $  1,500  0.000%, 2/01/19                                               8/13 at 70.92       AAA $       620,100
       2,650  0.000%, 8/01/19                                               8/13 at 68.56       AAA       1,058,993
       2,755  0.000%, 8/01/20                                               8/13 at 63.85       AAA       1,015,465
       1,430  0.000%, 2/01/21                                               8/13 at 61.70       AAA         504,518
       2,855  0.000%, 8/01/21                                               8/13 at 59.63       AAA         973,469

       5,000 Los Angeles Unified School District, California, General      7/12 at 100.00       AAA       5,096,400
              Obligation Bonds, Election of 1997, 2002 Series E, 5.125%,
              1/01/27

       4,050 San Diego Unified School District, San Diego County,          7/12 at 100.00       AAA       4,085,762
              California, General Obligation Bonds, Election of 1998,
              Series 2002D, 5.000%, 7/01/27 (WI, settling 9/12/02)

       3,040 Sulphur Springs Union School District, County of Los            No Opt. Call       AAA       1,712,006
              Angeles, California, General Obligation Bonds, Election of
              1991, Series A, 0.000%, 9/01/15

       4,900 West Covina Unified School District, Los Angeles County,        No Opt. Call       AAA       5,636,617
              California, General Obligation Bonds, Series 2002A
              Refunding, 5.800%, 8/01/30
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 20.1%

       1,225 Redevelopment Agency of the City of Barstow, California,        No Opt. Call       AAA       1,584,182
              Central Redevelopment Project Tax Allocation Bonds, 1994
              Series A, 7.000%, 9/01/14

       7,005 Big Bear Lake Financing Authority, San Bernardino County,     8/05 at 102.00       AAA       7,868,646
              California, 1995 Tax Allocation Refunding Revenue Bonds,
              6.300%, 8/01/25

       1,180 Capistrano Unified School District, School Facilities         8/10 at 101.00       AAA       1,319,500
              Improvement District No. 1, Orange County, California,
              Election of 1999, General Obligation Bonds, Series A,
              5.875%, 8/01/20

       6,990 Chino Unified School District, California, Certificates of    9/05 at 102.00       AAA       7,836,489
              Participation (1995 Master Lease Program), 6.125%, 9/01/26

         850 Redevelopment Agency of the City of Concord, California,      1/03 at 100.00       AAA         868,097
              Tax Allocation Bonds, Central Concord Redevelopment
              Project, Series 1988-2, 7.875%, 7/01/07

       4,150 Redevelopment Agency of the City of Moorpark, California,    10/12 at 102.00       AAA       4,228,518
              Tax Allocation Bonds, Moorpark Redevelopment Project,
              Series 2001, 5.125%, 10/01/31

       7,040 Norwalk Community Facilities Financing Authority, Los         9/05 at 102.00       AAA       7,493,728
              Angeles County, California, Tax Allocation Refunding
              Revenue Bonds, 1995 Series A, 6.050%, 9/01/25

       5,120 Orange County, California, 1996 Recovery Certificates of      7/06 at 102.00       AAA       5,804,390
              Participation, Series A, 6.000%, 7/01/26

       2,000 Palmdale Elementary School District, Los Angeles County,        No Opt. Call       AAA         287,760
              California, Community Facilities District No. 90-1,
              Special Tax Bonds, Series 1999, 0.000%, 8/01/38

      14,050 Paramount Redevelopment Agency, Los Angeles County,             No Opt. Call       AAA       3,914,190
              California, Redevelopment Project Area No. 1, Compound
              Interest Tax Allocation Refunding Bonds, Issue of 1998,
              0.000%, 8/01/26

       8,000 County of Riverside Asset Leasing Corporation, California,    6/12 at 101.00       AAA       8,393,360
              Leasehold Revenue Bonds, 1997 Series B (County of
              Riverside Hospital Project), 5.000%, 6/01/19

             Redevelopment Agency of the City and County of San
             Francisco, California, Lease Revenue Bonds, Series 1994
             (George R. Moscone Convention Center):
       2,250  6.800%, 7/01/19                                              7/04 at 102.00       AAA       2,500,493
       1,000  6.750%, 7/01/24                                              7/04 at 102.00       AAA       1,110,430

       1,490 Public Financing Authority, Tulare, California, Lease        10/07 at 102.00       AAA       1,529,083
              Revenue Bonds, Series 1997, Capital Facilities Project,
              5.125%, 10/01/22
-------------------------------------------------------------------------------------------------------------------
             Transportation - 9.7%

       6,500 Foothill/Eastern Transportation Corridor Agency,              1/10 at 100.00       AAA       6,519,370
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35

       3,255 Foothill/Eastern Transportation Corridor Agency,              1/10 at 101.00       AAA       3,504,659
              California, Toll Road Refunding Revenue Bonds,
              Series 1999, 5.750%, 1/15/40

       2,000 Port of Oakland, California, Revenue Bonds, 2000 Series K,    5/10 at 100.00       AAA       2,125,180
              5.750%, 11/01/29 (Alternative Minimum Tax)

       1,290 Airports Commission of the City and County of San             1/08 at 101.00       AAA       1,323,450
              Francisco, California, San Francisco International
              Airport, Special Facilities Lease Revenue Bonds, SFO Fuel
              Company LLC, Series 1997A, 5.250%, 1/01/22 (Alternative
              Minimum Tax)

----
12

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Transportation (continued)

    $  3,470 Airports Commission of the City and County of San             5/08 at 101.00       AAA  $     3,665,743
              Francisco, California, San Francisco International
              Airport, Second Series Revenue Bonds, Issue 16A, 5.375%,
              5/01/16 (Alternative Minimum Tax)

       1,320 Airports Commission of the City and County of San             1/08 at 102.00       AAA        1,441,242
              Francisco, California, San Francisco International
              Airport, Special Facilities Lease Revenue Bonds, SFO Fuel
              Company LLC, Series 2000A, 6.100%, 1/01/20 (Alternative
              Minimum Tax)

         625 Airports Commission of the City and County of San             5/10 at 101.00       AAA          642,575
              Francisco, California, San Francisco International
              Airport, Second Series Revenue Bonds, Issue 26B, 5.000%,
              5/01/21

       5,000 Airports Commission of the City and County of San             5/11 at 100.00       AAA        5,081,450
              Francisco, California, San Francisco International
              Airport, Second Series Revenue Refunding Bonds, Issue 27A,
              5.250%, 5/01/31 (Alternative Minimum Tax)

       2,000 Southern California Rapid Transit District, California,       1/03 at 101.50       AAA        2,049,880
              Certificates of Participation (Workers Compensation
              Funding Program), 7.500%, 7/01/05
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 6.5%

       3,000 Gilroy Unified School District, Santa Clara County,           9/04 at 102.00       AAA        3,344,400
              California, Certificates of Participation, Series of 1994,
              6.250%, 9/01/12 (Pre-refunded to 9/01/04)

       4,000 Puerto Rico Infrastructure Financing Authority, Special      10/10 at 101.00       AAA        4,269,000
              Obligation Bonds, 2000 Series A, 5.500%, 10/01/40

       6,070 Sacramento City Unified School District, Sacramento County,   7/09 at 102.00       Aaa        7,339,237
              California, General Obligation Bonds, Series 2000A,
              6.000%, 7/01/29 (Pre-refunded to 7/01/09)

       2,500 San Bernardino County Transportation Authority, California,   9/02 at 102.00       AAA        2,728,600
              Sales Tax Revenue Bonds (Limited Tax Bonds), 1992 Series
              A, 6.000%, 3/01/10
--------------------------------------------------------------------------------------------------------------------
             Utilities - 5.6%

       5,000 California Pollution Control Financing Authority, Pollution   4/11 at 102.00       AAA        5,330,700
              Control Refunding Revenue Bonds, Pacific Gas and Electric
              Company, 1996A Remarketed, 5.350%, 12/01/16 (Alternative
              Minimum Tax)

       1,000 California Pollution Control Financing Authority, Pollution   9/09 at 101.00       AAA        1,031,200
              Control Refunding Revenue Bonds, Southern California
              Edison Company, Series 1999B, 5.450%, 9/01/29

       3,500 Northern California Power Agency, Hydroelectric Project       7/08 at 101.00       AAA        3,579,065
              Number One Revenue Bonds, 1998 Refunding Series A, 5.125%,
              7/01/23

       1,950 Salinas Valley Solid Waste Authority, California, Revenue     8/12 at 100.00       AAA        1,984,008
              Bonds, Series 2002, 5.250%, 8/01/27 (Alternative Minimum
              Tax)

       3,000 City of Shasta Lake, California, 1996-2 Certificates of       4/05 at 102.00       AAA        3,323,010
              Participation, 6.000%, 4/01/16
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.7%

       3,070 California Special District Finance Program, Certificates     9/10 at 100.00       AAA        3,154,333
              of Participation, Jurupa Community Services, District
              Water and Wastewater Revenue Bonds, Series 2001NN, 5.250%,
              9/01/32

       5,350 Metropolitan Water District of Southern California, Water     1/08 at 101.00       AAA        5,368,564
              Revenue Bonds, 1997 Authorization, Series A, 5.000%,
              7/01/37

       2,500 Metropolitan Water District of Southern California, Water     7/06 at 100.00       AAA        2,510,723
              Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

       5,000 Public Facilities Financing Authority of the City of San      5/05 at 101.00       AAA        5,019,400
              Diego, California, Sewer Revenue Bonds, Series 1995,
              5.000%, 5/15/25

       2,000 Public Utilities Commission of the City and County of San    11/11 at 100.00       AAA        2,102,720
              Francisco, California, Water Revenue Bonds, Series 2001A,
              5.000%, 11/01/18
--------------------------------------------------------------------------------------------------------------------
    $297,406 Total Investments (cost $250,723,639) - 99.3%                                               270,123,247
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.7%                                                          2,013,310
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                       $   272,136,557
             ------------------------------------------------------------------------------------------------------

              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating.
          (WI)Security purchased on a when-issued basis.
                                See accompanying notes to financial statements.

----
13

Statement of Assets and Liabilities (Unaudited)
August 31, 2002

                                                                              California
                                                                California       Insured
----------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value         $260,169,463  $270,123,247
Temporary investments in short-term securities, at
 amortized cost, which approximates market value                  500,000            --
Cash                                                                   --       286,173
Receivables:
 Interest                                                       4,604,280     3,772,863
 Investments sold                                               1,722,600     7,552,906
 Shares sold                                                      260,832       343,957
Other assets                                                          655         1,187
----------------------------------------------------------------------------------------
   Total assets                                               267,257,830   282,080,333
----------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                  1,229,059            --
Payables:
 Investments purchased                                                 --     9,050,000
 Shares redeemed                                                   78,765        62,194
Accrued expenses:
 Management fees                                                  122,199       124,192
 12b-1 distribution and service fees                               32,410        36,324
 Other                                                            103,310       106,225
Dividends payable                                                 639,693       564,841
----------------------------------------------------------------------------------------
   Total liabilities                                            2,205,436     9,943,776
----------------------------------------------------------------------------------------
Net assets                                                   $265,052,394  $272,136,557
----------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $ 54,710,003  $ 75,648,405
Shares outstanding                                              5,297,412     6,826,236
Net asset value and redemption price per share               $      10.33  $      11.08
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)            $      10.78  $      11.57
----------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $ 16,554,884  $ 20,616,433
Shares outstanding                                              1,604,171     1,858,323
Net asset value, offering and redemption price per share     $      10.32  $      11.09
----------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $ 15,765,138  $ 11,338,570
Shares outstanding                                              1,527,318     1,029,681
Net asset value, offering and redemption price per share     $      10.32  $      11.01
----------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $178,022,369  $164,533,149
Shares outstanding                                             17,225,130    14,856,306
Net asset value, offering and redemption price per share     $      10.34  $      11.07
----------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------
Capital paid-in                                              $261,785,965  $251,010,568
Undistributed (Over-distribution of) net investment income        223,168       (74,106)
Accumulated net realized gain (loss) from investment
 transactions                                                  (2,189,221)    1,800,487
Net unrealized appreciation of investments                      5,232,482    19,399,608
----------------------------------------------------------------------------------------
Net assets                                                   $265,052,394  $272,136,557
----------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
14

Statement of Operations (Unaudited)
Six Months Ended August 31, 2002

                                                                                   California
                                                                       California     Insured
---------------------------------------------------------------------------------------------
Investment Income                                                    $ 7,759,770  $7,061,481
---------------------------------------------------------------------------------------------
Expenses
Management fees                                                          719,827     715,844
12b-1 service fees - Class A                                              53,895      70,397
12b-1 distribution and service fees - Class B                             75,512      92,907
12b-1 distribution and service fees - Class C                             58,853      42,480
Shareholders' servicing agent fees and expenses                          102,103      90,619
Custodian's fees and expenses                                             28,179      32,627
Trustees' fees and expenses                                                3,529       3,277
Professional fees                                                          7,294       6,015
Shareholders' reports - printing and mailing expenses                     16,567      15,965
Federal and state registration fees                                        1,866       4,164
Portfolio insurance expense                                                   --       4,449
Other expenses                                                             5,522       5,124
---------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                             1,073,147   1,083,868
  Custodian fee credit                                                    (3,940)    (11,430)
---------------------------------------------------------------------------------------------
Net expenses                                                           1,069,207   1,072,438
---------------------------------------------------------------------------------------------
Net investment income                                                  6,690,563   5,989,043
---------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                             (2,248,354)    629,547
Net change in unrealized appreciation or depreciation of investments   4,304,735   3,317,100
---------------------------------------------------------------------------------------------
Net gain from investments                                              2,056,381   3,946,647
---------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $ 8,746,944  $9,935,690
---------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
15

Statement of Changes in Net Assets (Unaudited)

                                                                         California                  California Insured
                                                              -------------------------------  ------------------------------
                                                              Six Months Ended      Year Ended Six Months Ended     Year Ended
                                                                       8/31/02         2/28/02          8/31/02        2/28/02
------------------------------------------------------------- ----------------  -------------  ----------------  ------------
Operations
Net investment income                                             $  6,690,563  $  13,765,997      $  5,989,043  $ 11,970,483
Net realized gain (loss) from investments                           (2,248,354)       611,583           629,547     4,221,395
Net change in unrealized appreciation or depreciation of
 investments                                                         4,304,735     (4,445,371)        3,317,100    (1,465,034)
------------------------------------------------------------- ----------------  -------------  ----------------  ------------
Net increase in net assets from operations                           8,746,944      9,932,209         9,935,690    14,726,844
------------------------------------------------------------- ----------------  -------------  ----------------  ------------
Distributions to Shareholders
From net investment income:
  Class A                                                           (1,351,122)    (2,634,896)       (1,597,808)   (3,128,381)
  Class B                                                             (338,558)      (626,178)         (367,612)     (649,512)
  Class C                                                             (354,369)      (703,757)         (224,408)     (391,515)
  Class R                                                           (4,722,927)    (9,858,920)       (3,829,489)   (7,960,327)
From accumulated net realized gains from investments:
  Class A                                                                   --       (124,848)               --      (244,843)
  Class B                                                                   --        (33,434)               --       (65,417)
  Class C                                                                   --        (38,154)               --       (39,488)
  Class R                                                                   --       (436,302)               --      (573,352)
------------------------------------------------------------- ----------------  -------------  ----------------  ------------
Decrease in net assets from distributions to shareholders           (6,766,976)   (14,456,489)       (6,019,317)  (13,052,835)
------------------------------------------------------------- ----------------  -------------  ----------------  ------------
Fund Share Transactions
Net proceeds from sale of shares                                    11,467,632     23,638,562        17,952,234    35,085,492
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                       3,827,904      8,213,777         3,446,512     7,601,945
------------------------------------------------------------- ----------------  -------------  ----------------  ------------
                                                                    15,295,536     31,852,339        21,398,746    42,687,437
Cost of shares redeemed                                            (15,436,503)   (33,088,490)      (16,674,874)  (27,697,706)
------------------------------------------------------------- ----------------  -------------  ----------------  ------------
Net increase (decrease) in net assets from Fund share
 transactions                                                         (140,967)    (1,236,151)        4,723,872    14,989,731
------------------------------------------------------------- ----------------  -------------  ----------------  ------------
Net increase (decrease) in net assets                                1,839,001     (5,760,431)        8,640,245    16,663,740
Net assets at the beginning of period                              263,213,393    268,973,824       263,496,312   246,832,572
------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                   $265,052,394  $ 263,213,393      $272,136,557  $263,496,312
------------------------------------------------------------- ----------------  -------------  ----------------  ------------
Undistributed (Over-distribution of) net investment income at
 the end of period                                                $    223,168  $     299,581      $    (74,106) $    (43,832)
------------------------------------------------------------- ----------------  -------------  ----------------  ------------



                                See accompanying notes to financial statements.

----
16

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2002, California Insured had outstanding when-issued purchase commitments of $9,050,000. There were no such outstanding purchase commitments in California.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, and net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-
 distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds.

Insurance
California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of


----
17
the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the six months ended August 31, 2002, California invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest rate paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. California Insured did not invest in any such securities during the six months ended August 31, 2002.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
18

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      California
                                                  --------------------------------------------------
                                                      Six Months Ended             Year Ended
                                                           8/31/02                   2/28/02
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            489,062  $  4,982,533   1,347,583  $ 13,796,339
  Class B                                            208,227     2,117,465     321,993     3,287,333
  Class C                                            241,671     2,460,012     314,040     3,215,457
  Class R                                            186,433     1,907,622     325,625     3,339,433
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             61,291       624,632     121,469     1,246,240
  Class B                                             10,582       107,775      19,822       203,125
  Class C                                             17,413       177,366      31,070       318,700
  Class R                                            286,112     2,918,131     627,669     6,445,712
-----------------------------------------------------------------------------------------------------
                                                   1,500,791    15,295,536   3,109,271    31,852,339
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (430,906)   (4,402,992) (1,332,616)  (13,599,925)
  Class B                                            (80,298)     (818,081)   (300,298)   (3,074,386)
  Class C                                           (187,643)   (1,921,879)   (240,175)   (2,434,019)
  Class R                                           (811,803)   (8,293,551) (1,362,667)  (13,980,160)
-----------------------------------------------------------------------------------------------------
                                                  (1,510,650)  (15,436,503) (3,235,756)  (33,088,490)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                               (9,859) $   (140,967)   (126,485) $ (1,236,151)
-----------------------------------------------------------------------------------------------------

                                                                  California Insured
                                                  --------------------------------------------------
                                                      Six Months Ended             Year Ended
                                                           8/31/02                   2/28/02
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,026,837  $ 11,134,037   1,582,640  $ 17,270,497
  Class B                                            212,558     2,300,394     675,722     7,363,789
  Class C                                            164,646     1,766,928     544,611     5,898,763
  Class R                                            255,487     2,750,875     419,874     4,552,443
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             71,888       777,223     161,488     1,755,795
  Class B                                             13,590       147,092      26,570       289,369
  Class C                                             13,971       149,992      28,485       307,879
  Class R                                            219,641     2,372,205     483,212     5,248,902
-----------------------------------------------------------------------------------------------------
                                                   1,978,618    21,398,746   3,922,602    42,687,437
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (687,114)   (7,404,177) (1,206,794)  (13,161,717)
  Class B                                           (103,934)   (1,122,517)   (208,063)   (2,246,136)
  Class C                                           (235,373)   (2,515,691)   (181,235)   (1,948,835)
  Class R                                           (520,417)   (5,632,489)   (954,172)  (10,341,018)
-----------------------------------------------------------------------------------------------------
                                                  (1,546,838)  (16,674,874) (2,550,264)  (27,697,706)
-----------------------------------------------------------------------------------------------------
Net increase                                         431,780  $  4,723,872   1,372,338  $ 14,989,731
-----------------------------------------------------------------------------------------------------


----
19

3. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid October 1, 2002, to shareholders of record on September 9, 2002, as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Dividend per share:
                     Class A               $.0430     $.0410
                     Class B                .0365      .0340
                     Class C                .0385      .0355
                     Class R                .0450      .0425
                   -----------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the six months ended August 31, 2002, were as follows:

                                                          California
                                              California     Insured
           ---------------------------------------------------------
           Purchases:
             Long-term municipal securities  $28,522,337 $59,325,881
             Short-term securities             7,500,000   5,000,000
           Sales and maturities:
             Long-term municipal securities   27,867,336  58,638,043
             Short-term securities             7,800,000   5,000,000
           ---------------------------------------------------------

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At August 31, 2002, the cost of investments were as follows:

                                                    California
                                       California      Insured
                 ---------------------------------------------
                 Cost of investments $255,334,908 $250,707,368
                 ---------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2002, were as follows:

                                                                California
                                                    California     Insured
      --------------------------------------------------------------------
      Gross unrealized:
       Appreciation                              $ 16,314,688  $19,415,879
       Depreciation                               (10,980,133)          --
      --------------------------------------------------------------------
      Net unrealized appreciation on investments $  5,334,555  $19,415,879
      --------------------------------------------------------------------

The tax components of undistributed net investment income and realized gains at February 28, 2002, the Funds' last fiscal year end, were as follows:

                                                           California
                                                California    Insured
          -----------------------------------------------------------
          Undistributed tax-exempt income       $1,325,069 $  799,193
          Undistributed ordinary income *               --     68,430
          Undistributed long-term capital gains     59,134  1,183,011
          -----------------------------------------------------------

The tax character of distributions paid during the Funds' last fiscal year ended February 28, 2002, were as follows:

                                                               California
                                                   California     Insured
       ------------------------------------------------------------------
       Distributions from tax-exempt income       $13,915,425 $12,108,113
       Distributions from ordinary income *           134,338          --
       Distributions from long-term capital gains     499,973     923,100
       ------------------------------------------------------------------

*Ordinary income consists of taxable market discount income and short-term capital gains, if any.


----
20

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million         .5500 of 1%
                 For the next $125 million          .5375 of 1
                 For the next $250 million          .5250 of 1
                 For the next $500 million          .5125 of 1
                 For the next $1 billion            .5000 of 1
                 For the next $3 billion            .4750 of 1
                 For net assets over $5 billion     .4500 of 1
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of California and .975 of 1% of the average daily net assets of California Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended August 31, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                      California
                                           California    Insured
                ------------------------------------------------
                Sales charges collected      $100,089   $164,287
                Paid to authorized dealers     87,151    164,287
                ------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Commission advances    $85,058   $153,995
                   -----------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 2002, the Distributor retained such 12b-1 fees as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   12b-1 fees retained    $71,249    $99,078
                   -----------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 2002, as follows:

                                               California
                                    California    Insured
                      -----------------------------------
                      CDSC retained    $27,651    $28,767
                      -----------------------------------



----
21

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                     Investment Operations       Less Distributions
                                                   -------------------------  -----------------------


CALIFORNIA


                                                                  Net
                                                            Realized/
                                                           Unrealized
                                         Beginning     Net    Invest-             Net                  Ending
                                               Net Invest-       ment         Invest-                     Net
                                             Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
---------------------------------------  --------- ------- ----------  -----  -------  -------  -----  ------ ---------
Class A (9/94)
 2003(e)                                    $10.25    $.26      $ .08  $ .34    $(.26)   $  --  $(.26) $10.33      3.36%
 2002                                        10.42     .53       (.15)   .38     (.53)    (.02)  (.55)  10.25      3.82
 2001                                        10.01     .57        .41    .98     (.57)      --   (.57)  10.42      9.99
 2000                                        10.89     .55       (.89)  (.34)    (.54)      --   (.54)  10.01     (3.12)
 1999                                        10.91     .54        .03    .57     (.54)    (.05)  (.59)  10.89      5.28
 1998                                        10.58     .55        .37    .92     (.55)    (.04)  (.59)  10.91      8.87
Class B (3/97)
 2003(e)                                     10.24     .22        .08    .30     (.22)      --   (.22)  10.32      2.97
 2002                                        10.41     .45       (.15)   .30     (.45)    (.02)  (.47)  10.24      3.04
 2001                                        10.00     .49        .41    .90     (.49)      --   (.49)  10.41      9.23
 2000                                        10.89     .47       (.89)  (.42)    (.47)      --   (.47)  10.00     (3.93)
 1999                                        10.92     .47        .01    .48     (.46)    (.05)  (.51)  10.89      4.44
 1998(d)                                     10.56     .46        .41    .87     (.47)    (.04)  (.51)  10.92      8.39
Class C (9/94)
 2003(e)                                     10.25     .23        .07    .30     (.23)      --   (.23)  10.32      2.99
 2002                                        10.42     .47       (.14)   .33     (.48)    (.02)  (.50)  10.25      3.28
 2001                                        10.01     .51        .41    .92     (.51)      --   (.51)  10.42      9.42
 2000                                        10.90     .50       (.90)  (.40)    (.49)      --   (.49)  10.01     (3.74)
 1999                                        10.92     .49        .02    .51     (.48)    (.05)  (.53)  10.90      4.70
 1998                                        10.58     .49        .38    .87     (.49)    (.04)  (.53)  10.92      8.36
Class R (7/86)
 2003(e)                                     10.26     .27        .08    .35     (.27)      --   (.27)  10.34      3.47
 2002                                        10.43     .55       (.15)   .40     (.55)    (.02)  (.57)  10.26      4.06
 2001                                        10.02     .59        .41   1.00     (.59)      --   (.59)  10.43     10.23
 2000                                        10.91     .57       (.89)  (.32)    (.57)      --   (.57)  10.02     (2.98)
 1999                                        10.93     .56        .03    .59     (.56)    (.05)  (.61)  10.91      5.50
 1998                                        10.61     .57        .36    .93     (.57)    (.04)  (.61)  10.93      8.99
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                      Ratios/Supplemental Data
                                         ----------------------------------------------------------------------------------
                                                      Before Credit/           After            After Credit/
                                                      Reimbursement       Reimbursement(b)     Reimbursement(c)
CALIFORNIA                                         ------------------   ------------------   ------------------
                                                                Ratio                Ratio                Ratio
                                                               of Net               of Net               of Net
                                                              Invest-              Invest-              Invest-
                                                   Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                   Expenses    Income   Expenses    Income   Expenses    Income
                                            Ending       to        to         to        to         to        to
                                               Net  Average   Average    Average   Average    Average   Average   Portfolio
                                            Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended February 28/29,                   (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
---------------------------------------  --------- --------   -------   --------   -------   --------   -------   ---------
Class A (9/94)
 2003(e)                                  $ 54,710      .87%*    4.98%*      .87%*    4.98%*      .86%*    4.99%*        11%
 2002                                       53,078      .88      5.15        .88      5.15        .87      5.16           6
 2001                                       52,540      .88      5.52        .88      5.52        .87      5.53          39
 2000                                       48,560      .86      5.32        .86      5.32        .85      5.33          31
 1999                                       36,568      .90      4.97        .90      4.97        .90      4.97          34
 1998                                       29,125      .90      5.11        .90      5.11        .90      5.11          45
Class B (3/97)
 2003(e)                                    16,555     1.62*     4.23*      1.62*     4.23*      1.61*     4.23*         11
 2002                                       15,012     1.63      4.41       1.63      4.41       1.62      4.42           6
 2001                                       14,825     1.63      4.77       1.63      4.77       1.62      4.78          39
 2000                                       10,318     1.61      4.56       1.61      4.56       1.60      4.56          31
 1999                                        7,353     1.65      4.23       1.65      4.23       1.65      4.23          34
 1998(d)                                     2,324     1.66*     4.31*      1.66*     4.31*      1.66*     4.31*         45
Class C (9/94)
 2003(e)                                    15,765     1.42*     4.43*      1.42*     4.43*      1.41*     4.44*         11
 2002                                       14,918     1.43      4.60       1.43      4.60       1.42      4.61           6
 2001                                       14,077     1.43      4.97       1.43      4.97       1.42      4.98          39
 2000                                       15,132     1.41      4.75       1.41      4.75       1.40      4.76          31
 1999                                       10,353     1.45      4.43       1.45      4.43       1.45      4.43          34
 1998                                        4,061     1.45      4.56       1.45      4.56       1.45      4.56          45
Class R (7/86)
 2003(e)                                   178,022      .67*     5.19*       .67*     5.19*       .66*     5.19*         11
 2002                                      180,205      .68      5.35        .68      5.35        .67      5.37           6
 2001                                      187,532      .68      5.72        .68      5.72        .67      5.73          39
 2000                                      188,512      .66      5.47        .66      5.47        .65      5.48          31
 1999                                      220,109      .71      5.16        .71      5.16        .71      5.16          34
 1998                                      216,309      .70      5.31        .70      5.31        .70      5.31          45
----------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the Adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)From commencement of class operations as noted.
(e)For the six months ended August 31, 2002.


                                See accompanying notes to financial statements.

----
22

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                     Investment Operations        Less Distributions
                                                   -------------------------  -------------------------


CALIFORNIA INSURED


                                                                  Net            From
                                                            Realized/          and in
                                                           Unrealized          Excess
                                         Beginning     Net    Invest-          of Net                    Ending
                                               Net Invest-       ment         Invest-                       Net
                                             Asset    ment       Gain            ment   Capital           Asset     Total
Year Ended February 28/29,                   Value  Income     (Loss)   Total  Income     Gains    Total  Value Return(a)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(e)                                    $10.92    $.25      $ .16  $ .41    $(.25)   $  --    $(.25) $11.08      3.81%
 2002                                        10.85     .51        .12    .63     (.52)    (.04)    (.56)  10.92      5.90
 2001                                        10.19     .52        .67   1.19     (.53)      --     (.53)  10.85     11.98
 2000                                        11.10     .53       (.92)  (.39)    (.52)      --     (.52)  10.19     (3.52)
 1999                                        11.06     .52        .06    .58     (.53)    (.01)**  (.54)  11.10      5.31
 1998                                        10.70     .54        .36    .90     (.54)      --     (.54)  11.06      8.66
Class B (3/97)
 2003(e)                                     10.94     .20        .16    .36     (.21)      --     (.21)  11.09      3.31
 2002                                        10.86     .43        .12    .55     (.43)    (.04)    (.47)  10.94      5.18
 2001                                        10.20     .45        .66   1.11     (.45)      --     (.45)  10.86     11.14
 2000                                        11.11     .45       (.92)  (.47)    (.44)      --     (.44)  10.20     (4.26)
 1999                                        11.06     .44        .06    .50     (.44)    (.01)**  (.45)  11.11      4.61
 1998(d)                                     10.67     .45        .40    .85     (.46)      --     (.46)  11.06      8.13
Class C (9/94)
 2003(e)                                     10.86     .21        .16    .37     (.22)      --     (.22)  11.01      3.42
 2002                                        10.78     .44        .13    .57     (.45)    (.04)    (.49)  10.86      5.42
 2001                                        10.13     .46        .66   1.12     (.47)      --     (.47)  10.78     11.32
 2000                                        11.03     .47       (.91)  (.44)    (.46)      --     (.46)  10.13     (4.03)
 1999                                        10.98     .46        .06    .52     (.46)    (.01)**  (.47)  11.03      4.81
 1998                                        10.63     .47        .35    .82     (.47)      --     (.47)  10.98      7.96
Class R (7/86)
 2003(e)                                     10.91     .26        .16    .42     (.26)      --     (.26)  11.07      3.90
 2002                                        10.84     .53        .11    .64     (.53)    (.04)    (.57)  10.91      6.08
 2001                                        10.18     .54        .67   1.21     (.55)      --     (.55)  10.84     12.18
 2000                                        11.08     .55       (.91)  (.36)    (.54)      --     (.54)  10.18     (3.27)
 1999                                        11.04     .54        .06    .60     (.55)    (.01)**  (.56)  11.08      5.49
 1998                                        10.68     .56        .36    .92     (.56)      --     (.56)  11.04      8.86
---------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                      Ratios/Supplemental Data
                                         ---------------------------------------------------------------------------------
                                                     Before Credit/           After            After Credit/
                                                     Reimbursement       Reimbursement(b)     Reimbursement(c)
CALIFORNIA INSURED                                ------------------   ------------------   ------------------
                                                               Ratio                Ratio                Ratio
                                                              of Net               of Net               of Net
                                                             Invest-              Invest-              Invest-
                                                  Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                  Expenses    Income   Expenses    Income   Expenses    Income
                                           Ending       to        to         to        to         to        to
                                              Net  Average   Average    Average   Average    Average   Average   Portfolio
                                           Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended February 28/29,                  (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(e)                                 $ 75,648      .87%*    4.49%*      .87%*    4.49%*      .86%*    4.49%*        22%
 2002                                      70,068      .87      4.64        .87      4.64        .85      4.66          40
 2001                                      63,775      .88      4.97        .88      4.97        .87      4.98          16
 2000                                      52,014      .88      5.02        .88      5.02        .88      5.02          44
 1999                                      47,300      .93      4.72        .93      4.72        .93      4.72          25
 1998                                      36,203      .90      4.93        .90      4.93        .90      4.93          26
Class B (3/97)
 2003(e)                                   20,616     1.62*     3.74*      1.62*     3.74*      1.61*     3.75*         22
 2002                                      18,985     1.62      3.89       1.62      3.89       1.60      3.91          40
 2001                                      13,487     1.63      4.22       1.63      4.22       1.62      4.23          16
 2000                                      10,909     1.64      4.27       1.64      4.27       1.63      4.28          44
 1999                                       8,825     1.68      3.96       1.68      3.96       1.68      3.96          25
 1998(d)                                    2,967     1.66*     4.16*      1.66*     4.16*      1.66*     4.16*         26
Class C (9/94)
 2003(e)                                   11,339     1.42*     3.94*      1.42*     3.94*      1.41*     3.95*         22
 2002                                      11,794     1.42      4.10       1.42      4.10       1.40      4.12          40
 2001                                       7,489     1.43      4.42       1.43      4.42       1.42      4.43          16
 2000                                       6,552     1.43      4.45       1.43      4.45       1.43      4.46          44
 1999                                       6,994     1.48      4.17       1.48      4.17       1.48      4.17          25
 1998                                       3,226     1.45      4.37       1.45      4.37       1.45      4.37          26
Class R (7/86)
 2003(e)                                  164,533      .67*     4.69*       .67*     4.69*       .66*     4.70*         22
 2002                                     162,649      .67      4.84        .67      4.84        .65      4.86          40
 2001                                     162,081      .68      5.18        .68      5.18        .67      5.18          16
 2000                                     158,816      .68      5.20        .68      5.20        .68      5.20          44
 1999                                     185,428      .74      4.92        .74      4.92        .74      4.92          25
 1998                                     191,554      .70      5.14        .70      5.14        .70      5.14          26
---------------------------------------------------------------------------------------------------------------------------

*  Annualized.
** The amounts shown include distributions in excess of capital gains of $.003 per share.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the Adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)From commencement of class operations as noted.
(e)For the six months ended August 31, 2002.


                                See accompanying notes to financial statements.

----
23

                                     Notes

----
24

--------------------------------------------------------------------------------
  Fund Information
================================================================================

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Accountants
PricewaterhouseCoopers LLP
Chicago, IL

Custodian
State Street Bank & Trust
Boston, MA

Transfer Agent and Shareholder Services
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Change of Independent Accountants
On May 15, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as independent accountants for the Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund (the "Funds"). Arthur Andersen's report for the Funds' financial statements for the year ended February 28, 2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Arthur Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Trustees appointed PricewaterhouseCoopers LLP as independent accountants for the 2003 fiscal year.





NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
25

     Serving
Investors
          For  Generations

--------------------------------------------------------------------------------

(Photo of John Nuveen, Sr. appears here)

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN Investments

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                                                                  NUVEEN
                                                                     Investments

Nuveen Municipal Bond Funds
                                         Semiannual Report dated August 31, 2002




Dependable, tax-free income to help you keep more of what you earn.



                              [PHOTO APPEARS HERE]



Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund



                                     It's not what you earn, it's what you keep.

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By registering for online access you can view and save on your computer the Fund information you currently receive in the mail. This information then can be
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Once you sign up, you'll receive an e-mail notice the moment Fund reports are
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Registering for electronic access is easy and only takes a few minutes. (see
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And if you decide you don't like receiving your reports electronically, it's a
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follow the steps outlined below:

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2.   Select the Access Account tab. Select the E-Report Enrollment section.
     Click on Enrollment Page.

3.   You'll be taken to a screen that asks for your Social Security number and
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5.   Use this same process if you need to change your registration information or cancel Internet viewing.

If your Nuveen Fund dividends and statements COME FROM YOUR FINANCIAL ADVISOR BROKERAGE ACCOUNT, follow the steps outlined below:

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2.   Look at the address sheet that accompanied this report. Enter the personal
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                             NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Tax-free municipal bonds can provide not only current income, but also the potential for future growth. When your investment returns aren't reduced by taxes each year, more earnings remain in your account, where they can compound and help you generate and preserve wealth.

During the period covered by this report, your Fund continued to meet its primary objective of providing you with dependable, tax-free income to help you keep more of what you earn. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and Fund spotlight sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy--see the inside front cover of this report for detailed instructions.

In addition to providing you with dependable, tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve portfolio structure, better adapt to current market conditions or increase diversification. In uncertain markets like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
October 17, 2002

[Photo of Timothy R. Schwertfeger appears here]


                           Semiannual Report  Page 1

Portfolio Manager's Comments

Tom Futrell, Portfolio Manager

Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund In the following Q&A, portfolio manager Tom Futrell examines economic and market conditions, key investment strategies, and the performance of the Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund. Tom, who has more than 18 years of investment experience with Nuveen and assumed leadership of these two Funds in 1998.

Q. What market environment did the Funds experience during the reporting period?

A. The past six months were a very good environment for municipal bonds. With the economy continuing its sluggish growth and corporate profits weak, investors were wary of investing in the stock market. Instead, they searched for investments offering the potential for greater stability. In this climate, most fixed-income securities experienced significant price gains. Continued low interest rates fueled the gains--when market interest rates fall, bond prices rise. (Bond yields, meanwhile, go down because they move in the opposite direction of bond prices.)

The low interest rate environment helped generate record municipal bond issuance. For the first eight months of 2002, national issuance was up nearly 21 percent compared to the same period in 2001. In Massachusetts, municipal issuance through the year's first eight months totaled $9.4 billion, a 35 percent increase over the same period last year. With investors looking to escape the volatility in the stock market, demand for Massachusetts municipal securities was high and kept pace with the significant new issuance.

The national economic slowdown had a significant effect on the Massachusetts economy. As with many other states, Massachusetts is dealing with tightening budgets resulting from declining tax revenues. To address its fiscal year 2003 budget shortfall, Massachusetts withdrew from its "rainy day" fund, weakening the state's financial position. The commonwealth's budget challenges prompted Moody's, one of two leading credit rating agencies, to give Massachusetts a credit rating of AA2 with a negative outlook. The other leading credit rating agency, Standard & Poor's, rated the commonwealth AA and maintained a stable outlook.

Q. How did the Funds perform during the 12 months that ended August 31, 2002, and what factors influenced their returns?

A. The Massachusetts Insured Municipal Bond Fund surpassed the average performance of its



The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

One-Year Total Returns as of 8/31/02
------------------------------------------------------------
Nuveen Massachusetts Municipal Bond Fund/1/            4.80%
Lipper Massachusetts Municipal Debt Funds
category average/2/                                    5.08%
Lehman Brothers Municipal Bond Index/3/                6.24%
------------------------------------------------------------
Nuveen Massachusetts Insured Municipal Bond Fund/1/ 5.34% Lipper Massachusetts Municipal Debt Funds
category average/2/                                    5.08%
Lehman Brothers Municipal Bond Index/3/                6.24%
------------------------------------------------------------

peer, while the Massachusetts Municipal Bond Fund lagged behind. The insured Fund returned 5.34 percent and the uninsured Fund returned 4.80 percent, while the Lipper Massachusetts Municipal Debt Funds/2/ category average was 5.08 percent. As an additional point of comparison, the Lehman Brothers Municipal Bond Index,/3/ which measures municipal bond performance nationwide, returned
6.24 percent.

The insured Fund's performance was boosted by a portfolio invested entirely in AAA rated securities, whose income payments are backed by an insurance company, bank, or other third party. With investors concerned about stock market fluctuations, high-quality fixed-income securities were among the market's best performers during the year.

The uninsured Fund also had a sizeable weighting in high-quality securities, 71 percent of portfolio assets were invested in bonds rated either AAA or AA, a positioning that helped performance. Unfortunately, that positive influence was counterbalanced by the Fund's investment in utility bonds issued by the Massachusetts Industrial Finance Agency for the Ogden Haverhill Project. These bonds were tied to Covanta Energy, a corporation that filed for Chapter 11 bankruptcy protection. The bonds, however, were not part of Covanta's bankruptcy filing. While these bonds recovered much of their price declines as the year went on, it was, unfortunately, not enough to erase the prior negative impact on Fund performance.

Q. What strategies were underlying your management of the Funds during the past six months?

A. In general, our trading activity was relatively modest during the six month period. With interest rates at near historic lows, the yield curve (a graphical depiction of bond yields) steepened, reflecting a substantial increase in prices for bonds with short maturities and a more modest increase in prices for long-term bonds. Accordingly, we added to both Funds' intermediate-term and long-term holdings while decreasing short-term holdings. In particular, our investment focus was on bonds due to mature in 15 to 20 years, the part of the yield curve that we believe may offer the most future value for shareholders.


1 Performance figures are quoted for Class A shares at net asset value as of August 31, 2002. Current performance may be less than the performance shown.

2 For the Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 56 funds in the Lipper Massachusetts Municipal Debt Funds category for the 12 months ended August 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

3 The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                           Semiannual Report  Page 3

With the economy slowed down by recession, we closely monitored our exposure to Massachusetts tax-backed general obligation municipal bonds. These types of securities are supported by tax revenues, which continued to be under pressure during the reporting period. While we were cautious about our investments in this sector, we continued to invest in tax-backed bonds as we thought appropriate. At period's end, 22 percent of the insured Fund's portfolio and 12 percent of the uninsured Fund's portfolio were invested in tax-backed bonds.

During the past six months we were attracted to housing bonds offering relatively high coupon payments. If the economy continues to improve and interest rates are raised from their current low levels, we would expect to see strong performance from housing bonds. Higher education, an active area of issuance in Massachusetts, was another area we favored during the period. Finally, we were always on the lookout for higher-yielding, lower-rated investment opportunities to add to the uninsured Fund. These were not always easy to identify during the period, however, due to the challenging credit environment.

Q. What is your outlook for the Massachusetts municipal market?

A. Facing continued low interest rates, states and municipalities likely will continue to take advantage of favorable borrowing terms and issue large amounts of municipal bonds. We are currently on pace for a record year of issuance nationwide and see little sign of a slowdown throughout the rest of 2002. Nationally, we anticipate continued economic growth, though sluggish consumer confidence and higher-than-expected unemployment claims have tempered our optimism somewhat. Inflation continues to be under control, a favorable situation for bonds and one that may allow the Federal Reserve Board to keep interest rates at low levels for the foreseeable future. Continued turmoil in the stock market could be a favorable situation for municipal bond investors seeking to reduce volatility in their overall portfolio.

In this environment, we plan to make few major changes to our overall management approach. We expect to continue focusing on the part of the yield curve that we believe offers the greatest value--bonds maturing in between 15 to 20 years. In general, our approach will be to seek to add bonds to the portfolio that can improve overall returns. In addition, to maintain the Funds' income stream as high as possible, we will look to sell bonds that are vulnerable to being called prior to maturity.

                           Semiannual Report | Page 4

Fund Spotlight as of 8/31/02           Nuveen Massachusetts Municipal Bond Fund
================================================================================
Quick Facts

                                A Shares     B Shares     C Shares      R Shares
--------------------------------------------------------------------------------
Net Asset Value                    $9.87        $9.89        $9.80         $9.84
--------------------------------------------------------------------------------
Latest Dividend/1/               $0.0385      $0.0325      $0.0340       $0.0400
--------------------------------------------------------------------------------
Inception Date                      9/94         3/97        10/94         12/86
--------------------------------------------------------------------------------

Average Annual Total Returns as of 8/31/02/2/

A Shares                                                  NAV           Offer
--------------------------------------------------------------------------------
1-Year                                                  4.80%           0.44%
--------------------------------------------------------------------------------
5-Year                                                  5.11%           4.20%
--------------------------------------------------------------------------------
10-Year                                                 5.74%           5.28%
--------------------------------------------------------------------------------

B Shares                                             w/o CDSC          w/CDSC
--------------------------------------------------------------------------------
1-Year                                                  3.92%          -0.07%
--------------------------------------------------------------------------------
5-Year                                                  4.33%           4.16%
--------------------------------------------------------------------------------
10-Year                                                 5.13%           5.13%
--------------------------------------------------------------------------------

C Shares                                                  NAV
--------------------------------------------------------------------------------
1-Year                                                  4.14%
--------------------------------------------------------------------------------
5-Year                                                  4.52%
--------------------------------------------------------------------------------
10-Year                                                 5.04%
--------------------------------------------------------------------------------

R Shares                                                  NAV
--------------------------------------------------------------------------------
1-Year                                                  4.90%
--------------------------------------------------------------------------------
5-Year                                                  5.32%
--------------------------------------------------------------------------------
10-Year                                                 5.94%
--------------------------------------------------------------------------------

Tax-Free Yields

A Shares                                                  NAV           Offer
--------------------------------------------------------------------------------
SEC 30-Day Yield                                        3.92%           3.75%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                             5.89%           5.64%
--------------------------------------------------------------------------------

B Shares                                                  NAV
--------------------------------------------------------------------------------
SEC 30-Day Yield                                        3.13%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                             4.71%
--------------------------------------------------------------------------------

C Shares                                                  NAV
--------------------------------------------------------------------------------
SEC 30-Day Yield                                        3.36%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                             5.05%
--------------------------------------------------------------------------------

R Shares                                                  NAV
--------------------------------------------------------------------------------
SEC 30-Day Yield                                        4.14%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                             6.23%
--------------------------------------------------------------------------------

Average Annual Total Returns as of 6/30/02/2/

A Shares                                                  NAV           Offer
--------------------------------------------------------------------------------
1-Year                                                  5.09%           0.72%
--------------------------------------------------------------------------------
5-Year                                                  4.83%           3.94%
--------------------------------------------------------------------------------
10-Year                                                 5.68%           5.23%
--------------------------------------------------------------------------------

B Shares                                             w/o CDSC          w/CDSC
--------------------------------------------------------------------------------
1-Year                                                  4.30%           0.30%
--------------------------------------------------------------------------------
5-Year                                                  4.07%           3.90%
--------------------------------------------------------------------------------
10-Year                                                 5.07%           5.07%
--------------------------------------------------------------------------------

C Shares                                                  NAV
--------------------------------------------------------------------------------
1-Year                                                  4.43%
--------------------------------------------------------------------------------
5-Year                                                  4.28%
--------------------------------------------------------------------------------
10-Year                                                 4.99%
--------------------------------------------------------------------------------

R Shares                                                  NAV
--------------------------------------------------------------------------------
1-Year                                                  5.29%
--------------------------------------------------------------------------------
5-Year                                                  5.05%
--------------------------------------------------------------------------------
10-Year                                                 5.90%
--------------------------------------------------------------------------------

Bond Credit Quality/4/

             [PIE CHART]

                                             AAA/U.S. Guaranteed          58%
                                       ----------------------------------------
                                             AA                           13%
                                       ----------------------------------------
                                             A                            12%
                                       ----------------------------------------
                                             BBB                          14%
                                       ----------------------------------------
                                             NR                            3%
                                       ----------------------------------------

Top Five Sectors/4/

Housing (Multifamily)                                                     18%
--------------------------------------------------------------------------------
Healthcare                                                                17%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           15%
--------------------------------------------------------------------------------
Tax Obligation (General)                                                  12%
--------------------------------------------------------------------------------
Long-Term Care                                                            12%
--------------------------------------------------------------------------------

Portfolio Statistics

Net Assets ($000)                                                    $103,688
--------------------------------------------------------------------------------
Average Effective Maturity (Years)                                      19.49
--------------------------------------------------------------------------------
Average Duration                                                         6.81
--------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid September 3, 2002. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2002.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33.5%.

4 As a percentage of total bond holdings as of August 31, 2002. Holdings are subject to change.

                           Semiannual Report | Page 5

Fund Spotlight as of 8/31/02    Nuveen Massachusetts Insured Municipal Bond Fund
================================================================================
Quick Facts

                                A Shares     B Shares     C Shares      R Shares
--------------------------------------------------------------------------------
Net Asset Value                   $10.52       $10.53       $10.51        $10.54
--------------------------------------------------------------------------------
Latest Dividend/1/               $0.0395      $0.0330      $0.0345       $0.0410
--------------------------------------------------------------------------------
Inception Date                      9/94         3/97         9/94         12/86
--------------------------------------------------------------------------------

Average Annual Total Returns as of 8/31/02/2/

A Shares                                                  NAV           Offer
--------------------------------------------------------------------------------
1-Year                                                  5.34%           0.92%
--------------------------------------------------------------------------------
5-Year                                                  5.29%           4.38%
--------------------------------------------------------------------------------
10-Year                                                 5.65%           5.20%
--------------------------------------------------------------------------------

B Shares                                             w/o CDSC          w/CDSC
--------------------------------------------------------------------------------
1-Year                                                  4.55%           0.55%
--------------------------------------------------------------------------------
5-Year                                                  4.49%           4.32%
--------------------------------------------------------------------------------
10-Year                                                 5.05%           5.05%
--------------------------------------------------------------------------------

C Shares                                                  NAV
--------------------------------------------------------------------------------
1-Year                                                  4.84%
--------------------------------------------------------------------------------
5-Year                                                  4.73%
--------------------------------------------------------------------------------
10-Year                                                 4.99%
--------------------------------------------------------------------------------

R Shares                                                  NAV
--------------------------------------------------------------------------------
1-Year                                                  5.62%
--------------------------------------------------------------------------------
5-Year                                                  5.51%
--------------------------------------------------------------------------------
10-Year                                                 5.89%
--------------------------------------------------------------------------------

Tax-Free Yields

A Shares                                                  NAV           Offer
--------------------------------------------------------------------------------
SEC 30-Day Yield                                        3.44%           3.30%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                             5.17%           4.96%
--------------------------------------------------------------------------------

B Shares                                                  NAV
--------------------------------------------------------------------------------
SEC 30-Day Yield                                        2.69%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                             4.05%
--------------------------------------------------------------------------------

C Shares                                                  NAV
--------------------------------------------------------------------------------
SEC 30-Day Yield                                        2.89%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                             4.35%
--------------------------------------------------------------------------------

R Shares                                                  NAV
--------------------------------------------------------------------------------
SEC 30-Day Yield                                        3.64%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                             5.47%
--------------------------------------------------------------------------------

Average Annual Total Returns as of 6/30/02/2/

A Shares                                                  NAV           Offer
--------------------------------------------------------------------------------
1-Year                                                  5.78%           1.33%
--------------------------------------------------------------------------------
5-Year                                                  5.04%           4.15%
--------------------------------------------------------------------------------
10-Year                                                 5.61%           5.16%
--------------------------------------------------------------------------------

B Shares                                             w/o CDSC          w/CDSC
--------------------------------------------------------------------------------
1-Year                                                  4.98%           0.98%
--------------------------------------------------------------------------------
5-Year                                                  4.25%           4.08%
--------------------------------------------------------------------------------
10-Year                                                 5.01%           5.01%
--------------------------------------------------------------------------------

C Shares                                                  NAV
--------------------------------------------------------------------------------
1-Year                                                  5.17%
--------------------------------------------------------------------------------
5-Year                                                  4.46%
--------------------------------------------------------------------------------
10-Year                                                 4.94%
--------------------------------------------------------------------------------

R Shares                                                  NAV
--------------------------------------------------------------------------------
1-Year                                                  5.95%
--------------------------------------------------------------------------------
5-Year                                                  5.24%
--------------------------------------------------------------------------------
10-Year                                                 5.85%
--------------------------------------------------------------------------------

Bond Credit Quality/4,5/

             [PIE CHART]
                                             Insured/U.S. Guaranteed       8%
                                       ----------------------------------------
                                             U.S. Guaranteed               2%
                                       ----------------------------------------
                                             Insured                      90%
                                       ----------------------------------------
                                             The Fund features a portfolio of
                                             primarily investment-grade,
                                             long-term municipal securities.
                                             These securities are covered by
                                             insurance, guaranteeing the timely
                                             payment of principal and interest,
                                             or by an escrow or trust account
                                             containing enough U.S. government
                                             or U.S. government agency
                                             securities to ensure timely payment
                                             of principal and interest.

Top Five Sectors/4/

Housing (Multifamily)                                                     23%
--------------------------------------------------------------------------------
Tax Obligation (General)                                                  22%
--------------------------------------------------------------------------------
Education and Civic Organizations                                         18%
--------------------------------------------------------------------------------
Healthcare                                                                12%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           10%
--------------------------------------------------------------------------------

Portfolio Statistics

Net Assets ($000)                                                     $89,766
--------------------------------------------------------------------------------
Average Effective Maturity (Years)                                      21.71
--------------------------------------------------------------------------------
Average Duration                                                         7.08
--------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid September 3, 2002. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2002.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33.5%.

4 As a percentage of total bond holdings as of August 31, 2002. Holdings are subject to change.

5 Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.


                           Semiannual Report | Page 6

Portfolio of Investments (Unaudited)
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
August 31, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 9.5%
    $  1,000 Massachusetts Educational Financing Authority, Educational    1/12 at 100.00       AAA $     1,059,220
              Loan Revenue Bonds, 2002 Series E, 5.000%, 1/01/13
              (Alternative Minimum Tax)
       3,000 Massachusetts Development Finance Agency, Revenue Bonds,      3/09 at 101.00         A       3,013,140
              Curry College Issue 1999, Series A, 5.500%, 3/01/29
       2,000 Massachusetts Development Finance Agency, Revenue Bonds,      1/10 at 101.00       BBB       2,108,200
              Massachusetts College of Pharmacy and Allied Health
              Sciences Issue, 1999 Series B, 6.625%, 7/01/20
       1,000 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AA-       1,131,380
              Revenue Bonds, Boston College Issue, Series K, 5.375%,
              6/01/14
          30 Massachusetts Health and Educational Facilities Authority,    1/03 at 101.00       AAA          30,411
              Revenue Bonds, Boston College Issue, Series J, 6.625%,
              7/01/21
       2,290 Massachusetts Industrial Finance Agency, Revenue and          7/05 at 102.00       AAA       2,506,336
              Refunding Bonds (Lesley College Project), 1995 Series A,
              6.300%, 7/01/25
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 16.5%
         750 Massachusetts Health and Educational Facilities Authority,    1/03 at 102.00       AAA         767,625
              Revenue Bonds, New England Medical Center Hospitals Issue,
              Series F, 6.625%, 7/01/25
       1,000 Massachusetts Health and Educational Facilities Authority,    7/03 at 102.00       AAA       1,030,300
              Revenue Bonds, Lahey Clinic Medical Center Issue, Series
              B, 5.625%, 7/01/15
       1,500 Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00       AAA       1,433,970
              Revenue Bonds, Harvard Pilgrim Healthcare Issue, Series A,
              4.750%, 7/01/22
       3,000 Massachusetts Health and Educational Facilities Authority,    7/10 at 101.00       BBB       3,138,660
              Revenue Bonds, Winchester Hospital Issue, Series E,
              6.750%, 7/01/30
       2,785 Massachusetts Health and Educational Facilities Authority,    7/11 at 101.00       AA-       2,902,638
              Revenue Bonds, Partners Healthcare System Issue, Series C,
              5.750%, 7/01/32
       1,710 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA       1,708,735
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25
       3,000 Massachusetts Health and Educational Facilities Authority,   11/11 at 101.00        AA       3,015,930
              Revenue Bonds (Cape Cod Healthcare Inc.), Series 2001C,
              5.250%, 11/15/31
       1,000 Massachusetts Health and Educational Facilities Authority,    1/12 at 101.00        A-       1,023,450
              Revenue Bonds (Covenant Health Systems Obligated Group),
              Series 2002, 6.000%, 7/01/31
       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA       1,025,130
              Revenue Bonds (Dartmouth-Hitchcock Obligated Group),
              Series 2002, 5.125%, 8/01/22
       1,000 Massachusetts Health and Educational Facilities Authority,    7/12 at 101.00       BBB       1,028,840
              Revenue Bonds (Caritas Christi Obligated Group), Series
              2002B, 6.250%, 7/01/22
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 17.5%
         880 Boston-Mount Pleasant Housing Development Corporation,        2/03 at 102.00       AAA         898,542
              Massachusetts, Multifamily Housing Refunding Revenue
              Bonds, Series 1992A, 6.750%, 8/01/23
       1,115 Framingham Housing Authority, Massachusetts, Refunding        8/10 at 105.00       AAA       1,246,682
              Revenue Bonds (GNMA Collateralized - Beaver Terrace
              Apartments Project), Series 2000A, 6.350%, 2/20/32
       2,985 Massachusetts Development Finance Agency, Assisted Living    12/09 at 102.00       N/R       3,023,029
              Revenue Bonds (Prospect House Apartments), Series 1999,
              7.000%, 12/01/31
       2,000 Massachusetts Development Finance Agency, Assisted Living     6/11 at 105.00       AAA       2,240,680
              Facility Revenue Bonds (Haskell House on Parker Hill
              Project - GNMA Collateralized), Series 2000A, 6.500%,
              12/20/41 (Alternative Minimum Tax)
       3,700 Massachusetts Housing Finance Agency, Housing Project         4/03 at 102.00        A+       3,858,582
              Revenue Bonds, Series 1993A Refunding, 6.375%, 4/01/21

       1,000 Massachusetts Housing Finance Agency, Residential            11/02 at 102.00       AAA       1,022,990
              Development Bonds (Section 8 Assisted), 1992 Series E,
              6.250%, 11/15/14

       1,000 Massachusetts Housing Finance Agency, Residential            11/02 at 102.00       AAA       1,021,270
              Development Bonds, 1992 Series D, 6.875%, 11/15/21

----
7

Portfolio of Investments (Unaudited)
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND (continued)
August 31, 2002


   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)
    $  1,000 Massachusetts Industrial Finance Agency, Revenue Bonds        1/08 at 102.00       AAA $     1,061,810
              (FHA-Insured Mortgage Loan - Hudner Associates Projects),
              5.650%, 1/01/22

       2,500 Massachusetts Housing Finance Agency, Rental Housing          7/12 at 100.00       AAA       2,572,500
              Mortgage Revenue Bonds, 2002 Series C, 5.500%, 7/01/32
              (Alternative Minimum Tax)

       1,250 Somerville Housing Authority, Massachusetts, Mortgage         9/02 at 100.00       AAA       1,255,300
              Revenue Bonds (GNMA Collateralized - Clarendon Hill Towers
              Project), Series 1990, 7.950%, 11/20/30 (Pre-refunded to
              9/23/02)
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.0%

       2,000 Massachusetts Housing Finance Agency, Single Family           6/10 at 100.00        AA       2,033,820
              Mortgage Bonds, Series 84, 5.550%, 12/01/31 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 11.3%

       1,790 Massachusetts Development Finance Agency, Revenue Bonds,      9/09 at 102.00        AA       1,879,088
              The May Institute Issue, Series 1999, 5.750%, 9/01/24

       2,900 Massachusetts Development Finance Agency, Revenue Bonds,      8/09 at 101.00         A       3,079,539
              Northern Berkshire Community Services, Inc. Issue, 1999
              Series A, 6.250%, 8/15/29

         885 Massachusetts Health and Educational Facilities Authority,    7/03 at 102.00       AAA         913,223
              Revenue Bonds, Cable Housing and Health Services Issue,
              Series A, 5.625%, 7/01/13

         345 Massachusetts Industrial Finance Agency, Assisted Living      8/08 at 105.00       AAA         378,976
              Facility Revenue Bonds (TNG Draper Place Project - GNMA
              Collateralized), Series 1998, 5.400%, 8/20/12 (Alternative
              Minimum Tax)

       2,020 Massachusetts Industrial Finance Agency, Assisted Living      6/09 at 102.00       AAA       2,065,652
              Facility Revenue Bonds (The Arbors at Taunton Project -
              GNMA Collateralized), Series 1999, 5.500%, 6/20/40
              (Alternative Minimum Tax)

       2,500 Massachusetts Industrial Finance Agency, Healthcare           5/07 at 102.00        A+       2,484,725
              Facilities Revenue Bonds (Jewish Geriatric Services Inc.
              Obligated Group), Series 1997B, 5.500%, 5/15/27

         850 Massachusetts Industrial Finance Agency, Revenue Bonds        2/06 at 102.00       AAA         896,648
              (FHA-Insured Project), Heights Crossing Limited
              Partnership Issue, Series 1995, 6.000%, 2/01/15
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 11.7%

       1,090 Town of Brookline, Massachusetts, General Obligation Bonds,   4/10 at 101.00       Aaa       1,186,683
              Series 2000, 5.375%, 4/01/17

       1,000 Erving, Massachusetts, General Obligation Bonds, Series       6/12 at 101.00       BBB       1,043,600
              2002, 5.500%, 6/15/16

       1,145 Falmouth, Massachusetts, General Obligation Bonds, Series     2/12 at 101.00        AA       1,202,376
              2002, 5.000%, 2/01/19

          30 City of Haverhill, Massachusetts, General Obligation Bonds   10/02 at 101.00       BBB          30,415
              (Municipal Purpose Loan of 1991), 7.500%, 10/15/11

         750 City of Holyoke, Massachusetts, General Obligation           11/02 at 102.00      BBB+         770,828
              Refunding Bonds, 7.000%, 11/01/08

       1,335 Marlborough, Massachusetts, General Obligation Bonds,         6/09 at 101.00       Aaa       1,403,219
              Series 1999, 5.125%, 6/15/19

       2,500 Massachusetts Bay Transportation Authority, General             No Opt. Call       AAA       3,223,700
              Transportation System Bonds, 1991 Series A, 7.000%, 3/01/21

         600 Massachusetts Bay Transportation Authority, General           3/07 at 101.00        AA         600,462
              Transportation System Bonds, 1997 Series D, 5.000%, 3/01/27

       1,490 Northbridge, Massachusetts, General Obligation Bonds,         2/12 at 101.00       AAA       1,608,381
              Series 2002, 5.250%, 2/15/18

       1,005 City of Taunton, Massachusetts, General Obligation Bonds        No Opt. Call         A       1,030,999
              (Electric Loan), Act of 1969, 8.000%, 2/01/03
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 1.9%

         800 Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00       AAA         902,832
              Bonds (Malden Public Library Project), Series 1994,
              7.250%, 1/01/15

       1,000 State of Massachusetts, Special Obligation Revenue Bonds,     6/12 at 100.00       AAA       1,076,160
              2002 Series A Refunding, 5.375%, 6/01/19
-------------------------------------------------------------------------------------------------------------------
             Transportation - 5.5%

       1,950 Massachusetts Port Authority, Special Facilities Revenue      1/11 at 101.00       AAA       1,929,564
              Bonds (Delta Air Lines Inc. Project), Series 2001A,
              5.000%, 1/01/27 (Alternative Minimum Tax)

----
8

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Transportation (continued)

             Massachusetts Turnpike Authority, Metropolitan Highway
             System Revenue Bonds, 1997 Series A (Senior):
    $ 10,000   0.000%, 1/01/29                                               No Opt. Call       AAA $     2,489,600
       1,320   5.000%, 1/01/37                                             1/07 at 102.00       AAA       1,308,133
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 14.2%

             City of Attleboro, Massachusetts, General Obligation Bonds:
         450   6.250%, 1/15/10 (Pre-refunded to 1/15/03)                   1/03 at 102.00     A3***         467,348
         450   6.250%, 1/15/11 (Pre-refunded to 1/15/03)                   1/03 at 102.00     A3***         467,348

         490 Town of Barnstable, Massachusetts, General Obligation         9/04 at 102.00     AA***         540,093
              Bonds, 5.750%, 9/15/14 (Pre-refunded to 9/15/04)

         250 Massachusetts Bay Transportation Authority, Certificates of  12/06 at 100.00     A+***         304,908
              Participation, Series 1988, 7.800%, 1/15/14 (Pre-refunded
              to 12/22/06)

       1,250 Commonwealth of Massachusetts, General Obligation Bonds       2/10 at 101.00       AAA       1,468,988
              (Consolidated Loan), Series 2000A,
              6.000%, 2/01/14 (Pre-refunded to 2/01/10)

       2,000 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AAA       2,160,480
              Revenue Bonds (FHA-Insured Project), Malden Hospital
              Issue, Series A, 5.000%, 8/01/16

         700 Massachusetts Health and Educational Facilities Authority,    7/06 at 100.00       Aaa         760,354
              Revenue Bonds (Daughters of Charity National Health System
              - The Carney Hospital), Series D, 6.100%, 7/01/14
              (Pre-refunded to 7/01/06)

       1,000 Massachusetts Health and Educational Facilities Authority,   11/02 at 102.00       Aaa       1,030,820
              Revenue Bonds, MetroWest Health, Inc. Issue, Series C,
              6.500%, 11/15/18 (Pre-refunded to 11/15/02)

       2,500 Massachusetts Health and Educational Facilities Authority,    2/04 at 102.00    Aa2***       2,708,475
              Revenue Refunding Bonds (FHA-Insured Project), Youville
              Hospital Issue, Series B, 6.000%, 2/15/25 (Pre-refunded to
              2/15/04)

       3,285 Massachusetts Health and Educational Facilities Authority,    2/07 at 102.00    Aa2***       3,833,791
              Revenue Refunding Bonds (FHA-Insured Project), Youville
              Hospital Issue, Series A, 6.250%, 2/15/41 (Pre-refunded to
              2/15/07)

         635 Massachusetts Port Authority, Revenue Bonds, Series 1982,     1/03 at 100.00       AAA         993,977
              13.000%, 7/01/13
------------------------------------------------------------------------------------------------------------------
             Utilities - 6.7%

       1,700 Massachusetts Development Finance Agency, Resource Recovery  12/08 at 102.00       BBB       1,375,129
              Revenue Bonds (Ogden Haverhill Project), Series 1998B,
              5.500%, 12/01/19 (Alternative Minimum Tax)

       1,000 Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00       AAA       1,112,149
              Revenue Bonds (SEMASS System), 2001 Series A, 5.625%,
              1/01/16

       5,420 Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB       4,436,269
              Revenue Refunding Bonds (Ogden Haverhill Project), Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
    $103,930 Total Investments (cost $95,928,585) - 96.8%                                               100,324,102
-------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.0%

    $  1,000 Massachusetts Health and Educational Facilities Authority,                      VMIG-1       1,000,000
------------  Revenue Bonds (Capital Assets Program), Variable Rate
              Demand Bonds, Series 1985C, 1.900%, 7/01/05+
             -----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 2.2%                                                         2,363,900
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   103,688,002
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short- term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
9

Portfolio of Investments (Unaudited)
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND
August 31, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 14.7%

     $ 2,000 Massachusetts Educational Financing Authority, Educational    1/12 at 100.00       AAA $     2,118,440
              Loan Revenue Bonds, 2002 Series E, 5.000%, 1/01/13
              (Alternative Minimum Tax)

       1,600 Massachusetts Health and Educational Facilities Authority,   10/02 at 102.00       AAA       1,640,416
              Revenue Bonds, Northeastern University Issue, Series E,
              6.550%, 10/01/22

       1,000 Massachusetts Health and Educational Facilities Authority,   10/02 at 100.00       AAA       1,002,830
              Revenue Bonds, Boston University Issue, Series M, 6.000%,
              10/01/22 (Pre-refunded to 10/01/02)

          30 Massachusetts Health and Educational Facilities Authority,    1/03 at 101.00       AAA          30,411
              Revenue Bonds, Boston College Issue, Series J, 6.625%,
              7/01/21

       1,300 Massachusetts Health and Educational Facilities Authority,   10/08 at 101.00       AAA       1,254,344
              Revenue Bonds, Brandeis University Issue, Series I,
              4.750%, 10/01/28

       2,000 Massachusetts Health and Educational Facilities Authority,   10/09 at 101.00       AAA       2,009,340
              Revenue Bonds, Northeastern University Issue, Series I,
              5.000%, 10/01/29

       1,000 Massachusetts Health and Educational Facilities Authority,   10/12 at 100.00       AAA       1,097,760
              Revenue Bonds (University of Massachusetts Project),
              Worcester City Campus Corporation Issue, Series C, 5.500%,
              10/01/18

       1,000 Massachusetts Industrial Finance Agency, Revenue Bonds,       3/06 at 102.00       AAA       1,068,870
              College of the Holy Cross 1996 Issue, 5.500%, 3/01/20

         420 Massachusetts Industrial Finance Agency, Revenue Bonds,      10/05 at 102.00       AAA         468,208
              Babson College Issue, Series 1995A, 5.800%,10/01/10

       2,470 Massachusetts Industrial Finance Agency, Revenue Bonds,       7/08 at 102.00       AAA       2,480,473
              Western New England College Issue, Series 1998, 5.000%,
              7/01/28
------------------------------------------------------------------------------------------------------------------
             Healthcare - 11.4%

       1,500 Massachusetts Health and Educational Facilities Authority,    1/03 at 102.00       AAA       1,535,250
              Revenue Bonds, New England Medical Center Hospitals Issue,
              Series F, 6.625%, 7/01/25

       1,700 Massachusetts Health and Educational Facilities Authority,    7/03 at 102.00       AAA       1,751,510
              Revenue Bonds, Lahey Clinic Medical Center Issue, Series
              B, 5.625%, 7/01/15

       1,000 Massachusetts Health and Educational Facilities Authority,    7/06 at 102.00       AAA       1,060,900
              Revenue Bonds, Baystate Medical Center Issue, Series E,
              6.000%, 7/01/26

          70 Massachusetts Health and Educational Facilities Authority,    1/03 at 100.00       AAA          70,980
              Revenue Bonds (Capital Asset Program), Series G2, 7.200%,
              7/01/09

         505 Massachusetts Health and Educational Facilities Authority,    1/03 at 102.00       AAA         516,807
              Revenue Bonds, South Shore Hospital Issue, Series D,
              6.500%, 7/01/22

       1,705 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA       1,703,738
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA       1,025,130
              Revenue Bonds (Dartmouth-Hitchcock Obligated Group),
              Series 2002, 5.125%, 8/01/22

       2,290 Puerto Rico Industrial, Tourist, Educational, Medical and     1/05 at 102.00       AAA       2,527,084
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds (Hospital Auxilio Mutuo Obligated
              Group Project), 1995 Series A, 6.250%, 7/01/16
------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 22.5%

       2,000 Massachusetts Development Finance Agency, Assisted Living     9/10 at 105.00       AAA       2,392,460
              Facility Revenue Bonds (The Monastery at West Springfield
              Project - GNMA Collateralized), Series 1999A, 7.625%,
              3/20/41 (Alternative Minimum Tax)

       2,500 Massachusetts Development Finance Agency, Revenue Bonds      10/11 at 105.00       AAA       2,898,100
              (VOA Concord Assisted Living, Inc. Project - GNMA
              Collateralized), Series 2000A, 6.900%, 10/20/41

       2,800 Massachusetts Development Finance Agency, Assisted Living     6/11 at 105.00       AAA       3,136,952
              Facility Revenue Bonds (Haskell House on Parker Hill
              Project - GNMA Collateralized), Series 2000A, 6.500%,
              12/20/41 (Alternative Minimum Tax)

       2,500 Massachusetts Development Finance Agency, Assisted Living     3/12 at 105.00       AAA       2,700,850
              Facility Revenue Bonds (The Arbors at Chicopee Project -
              GNMA Collateralized), Series 2001A, 6.250%,
              9/20/42 (Alternative Minimum Tax)


----
10

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

     $ 1,500 Massachusetts Housing Finance Agency, Housing Development     6/08 at 101.00    AAA    $     1,564,200
              Bonds, 1998 Series A, 5.375%, 6/01/16 (Alternative Minimum
              Tax)

         190 Massachusetts Housing Finance Agency, Housing Revenue        12/02 at 100.00    AAA            190,952
              Bonds, 1989 Series A, 7.600%, 12/01/16

       1,000 Massachusetts Housing Finance Agency, Rental Housing          7/07 at 101.00    AAA          1,016,060
              Mortgage Revenue Bonds, 1997 Series C, 5.625%, 7/01/40
              (Alternative Minimum Tax)

       2,865 Massachusetts Housing Finance Agency, Rental Housing          1/05 at 102.00    AAA          3,020,827
              Mortgage Revenue Bonds (FHA-Insured Mortgage Loans), 1995
              Series A, 7.350%, 1/01/35 (Alternative Minimum Tax)

         640 Massachusetts Industrial Finance Agency, Revenue Bonds        1/08 at 102.00    AAA            679,558
              (FHA-Insured Mortgage Loan - Hudner Associates Projects),
              5.650%, 1/01/22

       2,575 Somerville Housing Authority, Massachusetts, Mortgage         5/12 at 103.00    AAA          2,634,792
              Revenue Bonds (Clarendon Hill Towers Project - GNMA
              Collateralized), Series 2002 Refunding, 5.200%, 11/20/22
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 4.9%

       3,185 Massachusetts Industrial Finance Agency, Assisted Living     12/07 at 102.00    AAA          3,391,197
              Facility Revenue Bonds (The Arbors at Amherst Project -
              GNMA Collateralized), Series 1997, 5.950%, 6/20/39
              (Alternative Minimum Tax)

         990  Massachusetts Industrial Finance Agency, Assisted Living     6/09 at 102.00    AAA          1,012,374
              Facility Revenue Bonds (The Arbors at Taunton Project -
              GNMA Collateralized), Series 1999, 5.500%, 6/20/40
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 21.9%

       2,500 Amherst-Pelham Regional School District, Massachusetts,       5/08 at 101.00    Aaa          2,627,525
              General Obligation Bonds, Series 1998, 5.125%, 5/15/18

       1,000 City of Lawrence, Massachusetts, General Obligation Bonds,    2/11 at 100.00    Aaa          1,027,980
              Series 2001, 5.000%, 2/01/21

       3,000 Commonwealth of Massachusetts, General Obligation Bonds         No Opt. Call    AAA          3,579,390
              (Consolidated Loan of 2001), Series D, 6.000%, 11/01/13

       1,500 Town of Monson, Massachusetts, General Obligation               No Opt. Call    AAA          1,722,510
              Bank-Qualified Unlimited Tax School Refunding Bonds,
              5.500%, 10/15/10

         190 Town of Northfield, Massachusetts, General Obligation        10/02 at 102.00    AAA            194,874
              Bank-Qualified Bonds (Municipal Purpose Loan of 1992),
              6.350%, 10/15/09

       1,230 Pioneer Valley Regional School District, Massachusetts,       6/12 at 101.00    Aaa          1,336,100
              General Obligation Bonds, Series 2002, 5.375%, 6/15/19

       2,575 Tantasqua Regional School District, Massachusetts, General    8/10 at 101.00    Aaa          2,696,849
              Obligation Bonds, Series 2000, 5.000%, 8/15/19

         220 Taunton, Massachusetts, General Obligation Bonds, 6.800%,     9/02 at 103.00    AAA            227,517
              9/01/09

       2,200 Commonwealth of Puerto Rico, Public Improvement Bonds           No Opt. Call    AAA          3,074,258
              (TICS), Series 2001-2 (144A), 10.190%, 7/01/19 (IF)

         215 Town of Whately, Massachusetts, General Obligation Bonds,     1/03 at 102.00    AAA            222,949
              6.350%, 1/15/09

       2,225 City of Worcester, Massachusetts, General Obligation Bonds,   8/10 at 101.00    AAA          2,350,401
              Series 2000, 5.250%, 8/15/20

         545 City of Worcester, Massachusetts, General Obligation Bonds,   8/11 at 100.00    AAA            595,941
              Series 2001A, 5.500%, 8/15/18
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 1.6%

       1,285 Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00    AAA          1,450,174
              Bonds (Malden Public Library Project), Series 1994,
              7.250%, 1/01/15
-------------------------------------------------------------------------------------------------------------------
             Transportation - 5.9%

             Massachusetts Turnpike Authority, Metropolitan Highway
             System Revenue Bonds, 1997 Series A (Senior):
       9,500  0.000%, 1/01/29                                                No Opt. Call    AAA          2,365,120
       3,000  5.000%, 1/01/37                                              1/07 at 102.00    AAA          2,973,030
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.6%

       2,625 City of Lowell, Massachusetts, General Obligation            11/03 at 102.00    AAA          2,804,996
              State-Qualified Bonds, 5.600%, 11/01/12
              (Pre-refunded to 11/01/03)

----
11

Portfolio of Investments (Unaudited)
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

     $ 1,300 Massachusetts Municipal Wholesale Electric Company, Power     7/03 at 102.00     AAA   $     1,436,799
              Supply System Revenue Bonds, 1993 Series A, 5.000%, 7/01/10

       1,000 State of Massachusetts, General Obligation Bonds              3/12 at 100.00     AAA         1,147,860
              (Consolidated Loan of 2002), Series B, 5.500%, 3/01/17
              (Pre-refunded to 3/01/12)

         295 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00     AAA           306,900
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

       1,000 Massachusetts Port Authority, Revenue Bonds, Series 1982,     1/03 at 100.00     AAA         1,565,320
              13.000%, 7/01/13

          85 Southern Berkshire Regional School District, Massachusetts,  10/02 at 102.00     AAA            87,179
              General Obligation School Bonds, 7.000%, 4/15/11
              (Pre-refunded 4/15/03)

       1,210 Town of Winchendon, Massachusetts, Unlimited Tax General      3/03 at 102.00     AAA         1,265,188
              Obligation Bonds, 6.050%, 3/15/10 (Pre-refunded to 3/15/03)
-------------------------------------------------------------------------------------------------------------------
             Utilities - 1.9%

       1,500 Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00     AAA         1,668,224
              Revenue Bonds (SEMASS System), 2001 Series A, 5.625%,
              1/01/16
-------------------------------------------------------------------------------------------------------------------
     $85,535 Total Investments (cost $79,821,052) - 94.4%                                                84,727,897
-------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 3.3%

     $ 3,000 Massachusetts Health and Educational Facilities Authority,                    VMIG-1         3,000,000
------------  Revenue Bonds (Capital Asset Program), Variable Rate
              Demand Bonds, Series E, 1.800%, 1/01/35+
             ------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 2.3%                                                         2,037,958
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    89,765,855
             ------------------------------------------------------------------------------------------------------

              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating.
         (IF) Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.





                                See accompanying notes to financial statements.

----
12

Statement of Assets and Liabilities (Unaudited)
August 31, 2002

                                                                          Massachusetts
                                                           Massachusetts        Insured
---------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value        $100,324,102    $84,727,897
Temporary investments in short-term securities, at
 amortized cost, which approximates market value               1,000,000      3,000,000
Cash                                                             458,067             --
Receivables:
  Interest                                                     1,250,444      1,127,620
  Investments sold                                             1,020,000      1,063,042
  Shares sold                                                     25,196        372,997
Other assets                                                         378            407
---------------------------------------------------------------------------------------
    Total assets                                             104,078,187     90,291,963
---------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                        --        195,075
Payable for shares redeemed                                       10,995          4,276
Accrued expenses:
  Management fees                                                 37,758         41,084
  12b-1 distribution and service fees                             14,372         12,410
  Other                                                           68,625         51,950
Dividends payable                                                258,435        221,313
---------------------------------------------------------------------------------------
    Total liabilities                                            390,185        526,108
---------------------------------------------------------------------------------------
Net assets                                                  $103,688,002    $89,765,855
---------------------------------------------------------------------------------------
Class A Shares
Net assets                                                  $ 21,172,283    $20,034,053
Shares outstanding                                             2,146,085      1,904,183
Net asset value and redemption price per share              $       9.87    $     10.52
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)           $      10.30    $     10.98
---------------------------------------------------------------------------------------
Class B Shares
Net assets                                                  $  7,351,302    $ 5,021,319
Shares outstanding                                               743,373        476,812
Net asset value, offering and redemption price per share    $       9.89    $     10.53
---------------------------------------------------------------------------------------
Class C Shares
Net assets                                                  $  7,968,429    $ 8,517,824
Shares outstanding                                               812,743        810,605
Net asset value, offering and redemption price per share    $       9.80    $     10.51
---------------------------------------------------------------------------------------
Class R Shares
Net assets                                                  $ 67,195,988    $56,192,659
Shares outstanding                                             6,826,405      5,331,766
Net asset value, offering and redemption price per share    $       9.84    $     10.54
---------------------------------------------------------------------------------------

Net Assets Consist of:
---------------------------------------------------------------------------------------
Capital paid-in                                             $ 99,898,033    $84,563,670
Undistributed (Over-distribution of) net investment income       (12,968)       113,931
Accumulated net realized gain (loss) from investments           (592,580)       181,409
Net unrealized appreciation of investments                     4,395,517      4,906,845
---------------------------------------------------------------------------------------
Net assets                                                  $103,688,002    $89,765,855
---------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
13

Statement of Operations (Unaudited)
Six Months Ended August 31, 2002

                                                                                    Massachusetts
                                                                     Massachusetts        Insured
--------------------------------------------------------------------------------------------------
Investment Income                                                       $2,910,272     $2,304,599
--------------------------------------------------------------------------------------------------
Expenses
Management fees                                                            281,692        230,960
12b-1 service fees - Class A                                                20,397         17,990
12b-1 distribution and service fees - Class B                               32,433         18,877
12b-1 distribution and service fees - Class C                               26,944         26,953
Shareholders' servicing agent fees and expenses                             54,171         40,410
Custodian's fees and expenses                                               23,537         19,547
Trustees' fees and expenses                                                  1,512          1,008
Professional fees                                                            4,367          3,444
Shareholders' reports - printing and mailing expenses                       13,055         10,040
Federal and state registration fees                                          3,549          4,035
Other expenses                                                               2,749          2,332
--------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                 464,406        375,596
  Custodian fee credit                                                      (4,581)        (4,658)
--------------------------------------------------------------------------------------------------
Net expenses                                                               459,825        370,938
--------------------------------------------------------------------------------------------------
Net investment income                                                    2,450,447      1,933,661
--------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investments                                         171,653        140,195
Net change in unrealized appreciation or depreciation of investments     1,091,592      1,280,605
--------------------------------------------------------------------------------------------------
Net gain from investments                                                1,263,245      1,420,800
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $3,713,692     $3,354,461
--------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
14

Statement of Changes in Net Assets (Unaudited)

                                                                 Massachusetts               Massachusetts Insured
                                                        ------------------------------   -----------------------------
                                                        Six Months Ended     Year Ended  Six Months Ended    Year Ended
                                                                 8/31/02        2/28/02           8/31/02       2/28/02
-----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                       $  2,450,447  $  4,977,733        $ 1,933,661  $ 3,721,687
Net realized gain from investments                               171,653        98,038            140,195      135,579
Net change in unrealized appreciation or depreciation
 of investments                                                1,091,592       537,403          1,280,605      452,671
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                     3,713,692     5,613,174          3,354,461    4,309,937
-----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
 Class A                                                        (487,062)     (975,355)          (423,158)    (754,175)
 Class B                                                        (137,443)     (211,297)           (77,541)    (108,463)
 Class C                                                        (152,078)     (263,725)          (147,348)    (145,780)
 Class R                                                      (1,693,184)   (3,646,093)        (1,337,015)  (2,667,467)
From accumulated net realized gains from investments:
 Class A                                                              --            --                 --      (28,432)
 Class B                                                              --            --                 --       (5,382)
 Class C                                                              --            --                 --       (7,685)
 Class R                                                              --            --                 --      (95,008)
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                 (2,469,767)   (5,096,470)        (1,985,062)  (3,812,392)
-----------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                               4,684,946    10,095,954          9,134,947   11,096,051
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                 1,573,422     3,306,753          1,331,069    2,597,856
-----------------------------------------------------------------------------------------------------------------------
                                                               6,258,368    13,402,707         10,466,016   13,693,907
Cost of shares redeemed                                       (5,927,473)   (9,236,097)        (3,271,719)  (5,510,594)
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions          330,895     4,166,610          7,194,297    8,183,313
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                     1,574,820     4,683,314          8,563,696    8,680,858
Net assets at the beginning of period                        102,113,182    97,429,868         81,202,159   72,521,301
-----------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                             $103,688,002  $102,113,182        $89,765,855  $81,202,159
-----------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
 income at the end of period                                $    (12,968) $      6,255        $   113,931  $   165,332
-----------------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
15

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2002, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.

Insurance
Massachusetts Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities


----
16
are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the six months ended August 31, 2002, Massachusetts Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Massachusetts did not invest in any such securities during the six months ended August 31, 2002.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
17`

2. Fund Shares

Transactions in Fund shares were as follows:

                                                   Massachusetts                               Massachusetts Insured
                                   ---------------------------------------------  ----------------------------------------------
                                      Six Months Ended          Year Ended           Six Months Ended           Year Ended
                                          8/31/02                 2/28/02                 8/31/02                 2/28/02
                                   ---------------------  ----------------------  ----------------------  ----------------------
                                      Shares       Amount     Shares       Amount     Shares       Amount     Shares       Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                           159,481  $ 1,538,398    334,318  $ 3,256,027    358,702  $ 3,707,364    319,346  $ 3,295,333
  Class B                           111,086    1,078,966    275,694    2,689,473    132,765    1,379,975    138,063    1,425,940
  Class C                           138,542    1,334,099    236,393    2,282,037    265,748    2,738,037    423,144    4,354,255
  Class R                            75,598      733,483    192,661    1,868,417    125,498    1,309,571    195,857    2,020,523
Shares issued to shareholders due
 to reinvestment of distributions:
  Class A                            29,432      284,597     56,733      552,220     25,301      260,285     46,569      480,292
  Class B                             5,082       49,235      8,851       86,376      2,267       23,342      3,439       35,476
  Class C                             6,997       67,227     13,468      130,296      8,638       88,730      9,730      100,238
  Class R                           121,548    1,172,363    261,255    2,537,861     93,102      958,712    191,891    1,981,850
---------------------------------------------------------------------------------------------------------------------------------
                                    647,766    6,258,368  1,379,373   13,402,707  1,012,021   10,466,016  1,328,039   13,693,907
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                           (82,120)    (791,671)  (252,984)  (2,458,732)  (117,449)  (1,210,294)  (152,344)  (1,574,194)
  Class B                           (47,056)    (451,815)   (42,214)    (411,348)    (2,774)     (28,475)   (20,773)    (214,372)
  Class C                           (15,483)    (149,211)  (250,896)  (2,421,701)   (37,806)    (394,714)   (20,964)    (216,727)
  Class R                          (469,148)  (4,534,776)  (405,994)  (3,944,316)  (159,082)  (1,638,236)  (339,683)  (3,505,301)
---------------------------------------------------------------------------------------------------------------------------------
                                   (613,807)  (5,927,473)  (952,088)  (9,236,097)  (317,111)  (3,271,719)  (533,764)  (5,510,594)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                         33,959  $   330,895    427,285  $ 4,166,610    694,910  $ 7,194,297    794,275  $ 8,183,313
---------------------------------------------------------------------------------------------------------------------------------

3. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on October 1, 2002, to shareholders of record on September 9, 2002, as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Dividend per share:
                  Class A                  $.0385        $.0395
                  Class B                   .0325         .0330
                  Class C                   .0340         .0345
                  Class R                   .0400         .0410
                -----------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the six months ended August 31, 2002, were as follows:

                                                         Massachusetts
                                           Massachusetts       Insured
         -------------------------------------------------------------
         Purchases:
           Long-term municipal securities     $6,516,070   $11,373,415
           Short-term securities               1,000,000     5,000,000
         Sales and maturities:
           Long-term municipal securities      7,609,288     6,844,150
           Short-term securities               1,500,000     3,000,000
         -------------------------------------------------------------


----
18

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At August 31, 2002, the cost of investments were as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Cost of investments   $96,867,663   $82,692,086
                -----------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2002, were as follows:


                                                              Massachusetts
                                               Massachusetts        Insured
    -----------------------------------------------------------------------
    Gross unrealized:
     Appreciation                                $ 5,795,870     $5,035,811
     Depreciation                                 (1,339,431)            --
    -----------------------------------------------------------------------
    Net unrealized appreciation on investments   $ 4,456,439     $5,035,811
    -----------------------------------------------------------------------

The tax components of undistributed net investment income and realized gains at February 28, 2002, the Funds' last fiscal year end, were as follows:

                                                           Massachusetts
                                             Massachusetts       Insured
       -----------------------------------------------------------------
       Undistributed tax-exempt income            $369,416      $300,888
       Undistributed ordinary income*                   --            --
       Undistributed long-term capital gains            --        41,216
       -----------------------------------------------------------------

The tax character of distributions paid during the Funds' last fiscal year ended February 28, 2002, were as follows:

                                                              Massachusetts
                                                Massachusetts       Insured
     ----------------------------------------------------------------------
     Distributions from tax-exempt income          $5,091,141    $3,647,285
     Distributions from ordinary income*               16,360            --
     Distributions from long-term capital gains            --       136,507
     ----------------------------------------------------------------------

* Ordinary income consists of taxable market discount income and short-term capital gains, if any.

At February 28, 2002, the Funds' last fiscal year end, Massachusetts had unused capital loss carryforwards available to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                          Massachusetts
                         ------------------------------
                         Expiration year:
                           2004                $277,200
                           2005                 156,261
                           2006                      --
                           2007                      --
                           2008                      --
                           2009                 285,126
                         ------------------------------
                         Total                 $718,587
                         ------------------------------

Massachusetts has elected to defer net realized losses from investments incurred from November 1, 2001 through February 28, 2002 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses of $45,646 are treated as having arisen in the following year.


----
19

6. Management Fee and Other Transactions with Affiliates

Under the Trusts' investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million         .5500 of 1%
                 For the next $125 million          .5375 of 1
                 For the next $250 million          .5250 of 1
                 For the next $500 million          .5125 of 1
                 For the next $1 billion            .5000 of 1
                 For the next $3 billion            .4750 of 1
                 For net assets over $5 billion     .4500 of 1
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of Massachusetts and .975 of 1% of the average daily net assets of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended August 31, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                      Massachusetts
                                        Massachusetts       Insured
             ------------------------------------------------------
             Sales charges collected          $28,614       $69,659
             Paid to authorized dealers        24,942        69,659
             ------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Commission advances       $61,424       $80,986
                -----------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 2002, the Distributor retained such 12b-1 fees as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                12b-1 fees retained       $37,691       $35,046
                -----------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 2002, as follows:

                                               Massachusetts
                                 Massachusetts       Insured
                   -----------------------------------------
                   CDSC retained        $5,523          $241
                   -----------------------------------------


----
20

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                    Investment Operations      Less Distributions
                                                  -------------------------  ----------------------


MASSACHUSETTS


                                                                 Net            From
                                                           Realized/          and in
                                                          Unrealized          Excess
                                        Beginning     Net    Invest-          of Net                 Ending
                                              Net Invest-       ment         Invest-                    Net
                                            Asset    ment       Gain            ment  Capital         Asset     Total
Year Ended February 28/29,                  Value  Income     (Loss)   Total  Income    Gains  Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(e)                                   $ 9.75    $.23      $ .12  $ .35    $(.23)     $-- $(.23) $ 9.87      3.69%
 2002                                        9.70     .48        .07    .55     (.50)      --  (.50)   9.75      5.86
 2001                                        9.26     .50        .44    .94     (.50)      --  (.50)   9.70     10.34
 2000                                       10.07     .50       (.82)  (.32)    (.49)      --  (.49)   9.26     (3.21)
 1999                                       10.08     .51       (.01)   .50     (.51)      --  (.51)  10.07      5.05
 1998                                        9.89     .52        .19    .71     (.52)      --  (.52)  10.08      7.38
Class B (3/97)
 2003(e)                                     9.77     .19        .13    .32     (.20)      --  (.20)   9.89      3.30
 2002                                        9.72     .41        .06    .47     (.42)      --  (.42)   9.77      4.96
 2001                                        9.28     .43        .44    .87     (.43)      --  (.43)   9.72      9.60
 2000                                       10.10     .43       (.83)  (.40)    (.42)      --  (.42)   9.28     (4.02)
 1999                                       10.10     .43        .01    .44     (.44)      --  (.44)  10.10      4.40
 1998(d)                                     9.88     .45        .22    .67     (.45)      --  (.45)  10.10      6.93
Class C (10/94)
 2003(e)                                     9.69     .20        .12    .32     (.21)      --  (.21)   9.80      3.32
 2002                                        9.64     .43        .06    .49     (.44)      --  (.44)   9.69      5.20
 2001                                        9.20     .44        .45    .89     (.45)      --  (.45)   9.64      9.89
 2000                                       10.02     .44       (.82)  (.38)    (.44)      --  (.44)   9.20     (3.87)
 1999                                       10.02     .45         --    .45     (.45)      --  (.45)  10.02      4.62
 1998                                        9.83     .47        .19    .66     (.47)      --  (.47)  10.02      6.85
Class R (12/86)
 2003(e)                                     9.73     .24        .11    .35     (.24)      --  (.24)   9.84      3.80
 2002                                        9.67     .50        .07    .57     (.51)      --  (.51)   9.73      5.96
 2001                                        9.24     .52        .43    .95     (.52)      --  (.52)   9.67     10.58
 2000                                       10.05     .52       (.82)  (.30)    (.51)      --  (.51)   9.24     (3.03)
 1999                                       10.05     .52        .01    .53     (.53)      --  (.53)  10.05      5.36
 1998                                        9.86     .54        .19    .73     (.54)      --  (.54)  10.05      7.60
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                    Ratios/Supplemental Data
                                        --------------------------------------------------------------------------------
                                                             Before Credit/           After            After Credit/
                                                             Reimbursement       Reimbursement(b)     Reimbursement(c)
MASSACHUSETTS                                             ------------------   ------------------   ------------------
                                                             Ratio                Ratio                Ratio
                                                            of Net               of Net               of Net
                                                           Invest-              Invest-              Invest-
                                                Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                Expenses    Income   Expenses    Income   Expenses    Income
                                         Ending       to        to         to        to         to        to
                                            Net  Average   Average    Average   Average    Average   Average   Portfolio
                                         Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended February 28/29,                (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(e)                                $21,172      .95%*    4.73%*      .95%*    4.73%*      .94%*    4.74%*         8%
 2002                                    19,878      .94      4.96        .94      4.96        .93      4.97          16
 2001                                    18,433      .99      5.23        .95      5.27        .94      5.29          13
 2000                                    16,814      .98      5.15        .96      5.17        .94      5.19          15
 1999                                    15,134     1.02      4.95        .95      5.01        .95      5.01          10
 1998                                     9,291     1.00      5.20        .95      5.25        .95      5.25          17
Class B (3/97)
 2003(e)                                  7,351     1.70*     3.98*      1.70*     3.98*      1.69*     3.99*          8
 2002                                     6,588     1.69      4.21       1.69      4.21       1.68      4.22          16
 2001                                     4,198     1.74      4.48       1.70      4.52       1.69      4.54          13
 2000                                     3,730     1.73      4.40       1.71      4.42       1.69      4.44          15
 1999                                     3,226     1.77      4.22       1.71      4.29       1.71      4.29          10
 1998(d)                                    763     1.77*     4.41*      1.70*     4.48*      1.70*     4.48*         17
Class C (10/94)
 2003(e)                                  7,968     1.50*     4.17*      1.50*     4.17*      1.49*     4.18*          8
 2002                                     6,614     1.49      4.42       1.49      4.42       1.48      4.42          16
 2001                                     6,591     1.54      4.67       1.50      4.71       1.49      4.73          13
 2000                                     4,730     1.53      4.61       1.51      4.63       1.49      4.64          15
 1999                                     3,696     1.57      4.41       1.50      4.47       1.50      4.48          10
 1998                                     1,924     1.55      4.64       1.50      4.69       1.50      4.69          17
Class R (12/86)
 2003(e)                                 67,196      .75*     4.93*       .75*     4.93*       .74*     4.94*          8
 2002                                    69,034      .74      5.16        .74      5.16        .73      5.17          16
 2001                                    68,208      .79      5.43        .75      5.47        .74      5.48          13
 2000                                    66,055      .78      5.33        .76      5.35        .74      5.37          15
 1999                                    75,750      .82      5.12        .75      5.19        .75      5.19          10
 1998                                    72,934      .80      5.40        .75      5.45        .75      5.45          17
-------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the Adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)From commencement of class operations as noted.
(e)For the six months ended August 31, 2002.


                                See accompanying notes to financial statements.

----
21

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                     Investment Operations       Less Distributions
                                                   -------------------------  -----------------------


MASSACHUSETTS INSURED


                                                                  Net
                                                            Realized/
                                                           Unrealized
                                         Beginning     Net    Invest-             Net                  Ending
                                               Net Invest-       ment         Invest-                     Net
                                             Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(e)                                    $10.36    $.24      $ .16  $ .40    $(.24)   $  --  $(.24) $10.52      3.98%
 2002                                        10.30     .50        .07    .57     (.49)    (.02)  (.51)  10.36      5.67
 2001                                         9.77     .49        .55   1.04     (.50)    (.01)  (.51)  10.30     10.93
 2000                                        10.59     .50       (.81)  (.31)    (.50)    (.01)  (.51)   9.77     (2.95)
 1999                                        10.57     .51        .02    .53     (.51)      --   (.51)  10.59      5.09
 1998                                        10.38     .52        .19    .71     (.52)      --   (.52)  10.57      7.04
Class B (3/97)
 2003(e)                                     10.37     .20        .17    .37     (.21)      --   (.21)  10.53      3.58
 2002                                        10.31     .42        .07    .49     (.41)    (.02)  (.43)  10.37      4.87
 2001                                         9.78     .42        .55    .97     (.43)    (.01)  (.44)  10.31     10.06
 2000                                        10.59     .43       (.81)  (.38)    (.42)    (.01)  (.43)   9.78     (3.59)
 1999                                        10.57     .43        .02    .45     (.43)      --   (.43)  10.59      4.32
 1998(d)                                     10.36     .44        .21    .65     (.44)      --   (.44)  10.57      6.45
Class C (9/94)
 2003(e)                                     10.35     .21        .16    .37     (.21)      --   (.21)  10.51      3.68
 2002                                        10.28     .44        .08    .52     (.43)    (.02)  (.45)  10.35      5.17
 2001                                         9.75     .44        .54    .98     (.44)    (.01)  (.45)  10.28     10.29
 2000                                        10.56     .45       (.81)  (.36)    (.44)    (.01)  (.45)   9.75     (3.43)
 1999                                        10.54     .45        .02    .47     (.45)      --   (.45)  10.56      4.51
 1998                                        10.35     .46        .19    .65     (.46)      --   (.46)  10.54      6.45
Class R (12/86)
 2003(e)                                     10.38     .25        .16    .41     (.25)      --   (.25)  10.54      4.06
 2002                                        10.31     .52        .08    .60     (.51)    (.02)  (.53)  10.38      5.95
 2001                                         9.78     .51        .55   1.06     (.52)    (.01)  (.53)  10.31     11.11
 2000                                        10.59     .52       (.80)  (.28)    (.52)    (.01)  (.53)   9.78     (2.68)
 1999                                        10.57     .53        .01    .54     (.52)      --   (.52)  10.59      5.26
 1998                                        10.38     .54        .19    .73     (.54)      --   (.54)  10.57      7.23
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                     Ratios/Supplemental Data
                                         --------------------------------------------------------------------------------
                                                    Before Credit/           After            After Credit/
                                                    Reimbursement       Reimbursement(b)     Reimbursement(c)
MASSACHUSETTS INSURED                            ------------------   ------------------   ------------------
                                                              Ratio                Ratio                Ratio
                                                             of Net               of Net               of Net
                                                            Invest-              Invest-              Invest-
                                                 Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                 Expenses    Income   Expenses    Income   Expenses    Income
                                          Ending       to        to         to        to         to        to
                                             Net  Average   Average    Average   Average    Average   Average   Portfolio
                                          Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended February 28/29,                 (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(e)                                 $20,034      .94%*    4.54%*      .94%*    4.54%*      .93%*    4.55%*        10%
 2002                                     16,970      .95      4.78        .95      4.78        .92      4.81          23
 2001                                     14,669     1.05      4.92       1.05      4.92       1.04      4.93           8
 2000                                     11,984     1.01      4.99       1.01      4.99       1.00      5.00          10
 1999                                     11,208     1.01      4.77       1.01      4.77       1.01      4.77          11
 1998                                      8,679     1.03      4.98       1.03      4.98       1.03      4.98          23
Class B (3/97)
 2003(e)                                   5,021     1.69*     3.78*      1.69*     3.78*      1.68*     3.79*         10
 2002                                      3,574     1.69      4.03       1.69      4.03       1.67      4.06          23
 2001                                      2,308     1.80      4.17       1.80      4.17       1.79      4.18           8
 2000                                      1,550     1.76      4.23       1.76      4.23       1.75      4.24          10
 1999                                      1,650     1.75      4.03       1.75      4.03       1.75      4.03          11
 1998(d)                                     666     1.80*     4.20*      1.80*     4.20*      1.80*     4.20*         23
Class C (9/94)
 2003(e)                                   8,518     1.49*     3.98*      1.49*     3.98*      1.48*     3.99*         10
 2002                                      5,940     1.49      4.25       1.49      4.25       1.46      4.27          23
 2001                                      1,667     1.60      4.37       1.60      4.37       1.59      4.38           8
 2000                                      1,355     1.56      4.42       1.56      4.42       1.55      4.43          10
 1999                                      1,675     1.56      4.22       1.56      4.22       1.56      4.22          11
 1998                                      1,293     1.58      4.43       1.58      4.43       1.58      4.43          23
Class R (12/86)
 2003(e)                                  56,193      .74*     4.75*       .74*     4.75*       .73*     4.76*         10
 2002                                     54,719      .75      4.98        .75      4.98        .73      5.00          23
 2001                                     53,878      .85      5.12        .85      5.12        .84      5.13           8
 2000                                     51,039      .81      5.17        .81      5.17        .80      5.19          10
 1999                                     57,281      .81      4.97        .81      4.97        .81      4.97          11
 1998                                     56,707      .83      5.18        .83      5.18        .83      5.18          23
--------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the Adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)From commencement of class operations as noted.
(e) For the six months ended August 31, 2002.


                                See accompanying notes to financial statements.

----
22

                                     Notes

----
23

                                     Notes

----
24

--------------------------------------------------------------------------------
  Fund Information
================================================================================

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Accountants
PricewaterhouseCoopers LLP
Chicago, IL

Custodian
State Street Bank & Trust
Boston, MA

Transfer Agent and Shareholder Services
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Change of Independent Accountants
On May 15, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as independent accountants for the Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund (the "Funds"). Arthur Andersen's report for the Funds' financial statements for the year ended February 28, 2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Arthur Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Trustees appointed PricewaterhouseCoopers LLP as independent accountants for the 2003 fiscal year.






NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
25

                                     Serving
                               Investors
                                        For Generations

John Nuveen, Sr.

[Photo of John Nuveen, Sr. Appears here]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN
   Investments


Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                                                                  NUVEEN
                                                                     Investments

Nuveen Municipal Bond Funds

                     Semiannual Report dated August 31, 2002


Dependable, tax-free income to help you keep more of what you earn.

                              [photo appears here]



Nuveen Connecticut Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund



                                  It's not what you earn, it's what you keep.(R)

Receive your Nuveen Fund updates faster than ever!

By registering for online access you can view and save on your computer the Fund information you currently receive in the mail. This information then can be retrieved any time and you can select only the specific pages you want to view or print.

Once you sign up, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report -- all you have to do is click on the Internet address provided. You'll be saving time as well as saving printing and distribution expenses for your Fund.

Registering for electronic access is easy and only takes a few minutes. (see instructions at right)

Your e-mail address is strictly confidential and will not be used for anything other than notifications of shareholder information.

And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.


Sign up today -- here's what you need to do

If your Nuveen Fund dividends and statements COME DIRECTLY TO YOU FROM NUVEEN, follow the steps outlined below:

1.   Go to www.nuveen.com.

2. Select the Access Account tab. Select the E-Report Enrollment section. Click on Enrollment Page.

3. You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5. Use this same process if you need to change your registration information or cancel Internet viewing.


If your Nuveen Fund dividends and statements COME FROM YOUR FINANCIAL ADVISOR BROKERAGE ACCOUNT, follow the steps outlined below:

1.   Go to www.investordelivery.com.

2. Look at the address sheet that accompanied this report. Enter the personal 13-character enrollment number imprinted near your name on the address sheet.

3. You'll be taken to a page with several options. Select the New Enrollment-Create screen. Once there, enter your e-mail address (yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

4.   Click Submit. Confirm the information you just entered is correct, then
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Must be preceded by or accompanied by a prospectus.

                       NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Dear Shareholder,

Tax-free municipal bonds can provide not only current income, but also the potential for future growth. When your investment returns aren't reduced by taxes each year, more earnings remain in your account, where they can compound and help you generate and preserve wealth.

During the period covered by this report, your Fund continued to meet its primary objective of providing you with dependable, tax-free income to help you keep more of what you earn. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and Fund spotlight sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy--see the inside front cover of this report for detailed instructions.

In addition to providing you with dependable, tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve portfolio structure, better adapt to current market conditions or increase diversification. In uncertain markets like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/S/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 17, 2002


[Photo of Timothy R. Schwertfeger appears here]


   "I also urge you to consider receiving future Fund reports and other information electronically see the inside front cover of this report for detailed instructions."



                           Semiannual Report | Page 1

Portfolio Manager's Comments

Paul Brennan, Portfolio Manager, Nuveen Connecticut Municipal Bond Fund

In the following Q&A, portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and the performance of the Nuveen Connecticut Municipal Bond Fund. Paul, who has 11 years of investment experience and 5 years with Nuveen, assumed leadership of this Fund in 1999.

--------------------------------------------------------------------------------

Q.  What market environment did the Fund experience during the reporting period?

A. The past six months were a very good environment for municipal bonds. With the economy continuing its sluggish growth and corporate profits weak, investors were wary of investing in the stock market. Instead, they searched for investments offering the potential for greater stability. In this climate, most fixed-income securities experienced significant price gains. Continued low interest rates fueled the gains--when market interest rates fall, bond prices rise. (Bond yields, meanwhile, go down because they move in the opposite direction of bond prices.)

The low interest rate environment helped generate record municipal bond issuance. For the first eight months of 2002, national issuance was up nearly 21 percent compared to the same period in 2001. In Connecticut, new supply was up approximately 15 percent through the end of August 2002, with municipal issuance for the first eight months of the year standing nearly $3.5 billion.

The national economic slowdown had a significant effect on Connecticut's economy. As with many other states, Connecticut continued to take in declining tax revenues, resulting in dramatically tighter budgets. Forced to deal with a projected budget gap of $1 billion for fiscal year 2003, the state lost some fiscal flexibility when it used one-time reserves to balance its budget. Despite recent financial challenges, Connecticut remains an extremely wealthy state with unemployment substantially below the national average as of August 31, 2002. Continued strength in consumer spending helped make up for weakness in the state economy's main drivers, including financial services and insurance companies.

Q. How did the Fund perform during the 12 months ended August 31, 2002, and what factors influenced its returns?

A. The Fund slightly outperformed its peer group for the 12-month period. The Connecticut Municipal Bond Fund returned 5.38 percent

--------------------------------------------------------------------------------

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                           Semiannual Report | Page 2

One-Year Total Returns as of 8/31/02
----------------------------------------------------------
Nuveen Connecticut Municipal Bond Fund/1/            5.38%
Lipper Connecticut Municipal Debt Funds
category average/2/                                  5.20%
Lehman Brothers Municipal Bond Index/3/              6.24%
----------------------------------------------------------
(Class A shares at net asset value), while the Lipper Connecticut Municipal Debt Funds/2/ category average was 5.20 percent. As an additional point of comparison, the Lehman Brothers Municipal Bond Index,/3/ which measures municipal bond performance nationwide but, unlike the Fund, does not include any fees, returned 6.24 percent.

The Fund's performance benefited primarily from a substantial weighting in high-quality securities. As of August 31, 2002, AAA and AA rated bonds represented 54 and 28 percent of the portfolio, respectively. Such high-quality municipal investments benefited from investor nervousness about market volatility. The Fund's weighting in healthcare and education--two sectors that fared well in Connecticut--also boosted performance. The Fund's results were also dragged down slightly by our 10 percent weighting in BBB rated securities, which did not fare as well as higher investment-grade securities during the past year.

Q. What strategies were underlying your management of the Fund during the past six months?

A. In general, our trading activity was relatively modest during the six month period. With interest rates at near historic lows, the yield curve (a graphical depiction of bond yields) steepened, reflecting a substantial decrease in yields of bonds with short maturities and a more modest decrease in yields of long-term bonds. Accordingly, we added to the Fund's intermediate-term and long-term holdings while decreasing short-term holdings. In particular, our investment focus was on bonds due to mature in 15 to 20 years, the part of the yield curve that we believe may offer the most future value for shareholders.

Throughout the period, we sought to add to the level of Fund diversification--an appropriate strategy we believed, given recent credit concerns. Whenever possible, we looked to buy bonds offered by smaller issuers that infrequently participate in the municipal market. Because diversification can be a challenge in a relatively small state such as Connecticut, we took advantage whenever attractive opportunities came to our attention. Much of the new supply that came to market

--------------------------------------------------------------------------------

/1/ Performance figures are quoted for Class A shares at net asset value as of August 31, 2002. Current performance may be less than the performance shown.

/2/ For the Nuveen Connecticut Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 24 funds in the Lipper Connecticut Municipal Debt Funds category for the 12 months ended August 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The Lehman Brothers Municipal Bond Index is composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                           Semiannual Report | Page 3
during the period was in the education sector, which, as we mentioned, performed well and helped overall Fund results.

Another strategy was to closely review the Fund's position in lower-rated municipal bonds backed by corporate revenues. After scrutinizing our existing holdings, we believed that they were fundamentally sound and continued to own them. Unfortunately, most performed poorly, as wary investors seemed to lump many of the good credits along with the bad. In our opinion, the bonds' prices may recover if and when investors discover their value, though we will continue to monitor credit characteristics and will not hesitate to sell bonds if we think it's in the best interest of our shareholders.

Q. What is your outlook for the Connecticut municipal market?

A. Facing continued low interest rates, states and municipalities likely will continue to take advantage of favorable borrowing terms and issue large amounts of municipal bonds. We are currently on pace for a record year of issuance nationwide and see little sign of a slowdown throughout the rest of 2002. Nationally, we anticipate continued economic growth, though sluggish consumer confidence and higher-than-expected unemployment claims have tempered our optimism somewhat. Inflation continues to be under control, a favorable situation for bonds and one that may allow the Federal Reserve Board to keep interest rates at low levels for the foreseeable future. Continued turmoil in the stock market could be a favorable situation for municipal bond investors seeking to reduce volatility in their overall portfolio.

We anticipate that an ongoing decline in tax revenues will lead to more near-term budget pressures in Connecticut. For the longer term, our prognosis is more favorable, especially if the state's biopharmaceutical industry continues its robust growth. For the foreseeable future, we plan to make few major shifts to the portfolio's composition. Our approach will be to monitor the credit of municipal issuers and react accordingly. With 82 percent of the Fund's assets invested in municipal bonds rated AA or better, we think the Fund is well positioned, especially if a challenging stock market continues to send investors toward high-quality fixed-income investments.

                           Semiannual Report | Page 4

--------------------------------------------------------------------------------
Fund Spotlight as of 8/31/02              Nuveen Connecticut Municipal Bond Fund
================================================================================
Quick Facts

                           A Shares       B Shares     C Shares      R Shares
--------------------------------------------------------------------------------
Net Asset Value              $ 10.80       $ 10.79       $10.79        $ 10.84
--------------------------------------------------------------------------------
Latest Dividend/1/           $0.0445       $0.0375     $ 0.0395        $0.0460
--------------------------------------------------------------------------------
Inception Date                  7/87          2/97        10/93           2/97
--------------------------------------------------------------------------------

Average Annual Total Returns as
of 8/31/02/2/
A Shares         NAV      Offer
-------------------------------
1-Year         5.38%      0.97%
-------------------------------
5-Year         5.52%      4.61%
-------------------------------
10-Year        6.03%      5.58%
-------------------------------

B Shares        w/o CDSCw/CDSC
-------------------------------
1-Year         4.66%      0.66%
-------------------------------
5-Year         4.76%      4.59%
-------------------------------
10-Year        5.48%      5.48%
-------------------------------

C Shares        NAV
-------------------------------
1-Year         4.89%
-------------------------------
5-Year         4.95%
-------------------------------
10-Year        5.44%
-------------------------------

R Shares         NAV
-------------------------------
1-Year         5.64%
-------------------------------
5-Year         5.75%
-------------------------------
10-Year        6.18%
-------------------------------

Tax-Free Yields

A Shares                       NAV      Offer
---------------------------------------------
SEC 30-Day Yield             3.68%      3.53%
---------------------------------------------
Taxable-Equivalent Yield/3/  5.49%      5.27%
---------------------------------------------

B Shares                       NAV
---------------------------------------------
SEC 30-Day Yield             2.93%
---------------------------------------------
Taxable-Equivalent Yield/3/  4.37%
---------------------------------------------

C Shares                       NAV
---------------------------------------------
SEC 30-Day Yield             3.13%
---------------------------------------------
Taxable-Equivalent Yield/3/  4.67%
---------------------------------------------

R Shares                       NAV
---------------------------------------------
SEC 30-Day Yield             3.88%
---------------------------------------------
Taxable-Equivalent Yield/3/  5.79%
---------------------------------------------

Average Annual Total Returns as
of 6/30/02/2/
A Shares             NAV    Offer
---------------------------------
1-Year             6.17%    1.72%
---------------------------------
5-Year             5.38%    4.48%
---------------------------------
10-Year            6.02%   5.56%
---------------------------------

B Shares           w/o CDSCw/CDSC
---------------------------------
1-Year             5.35%    1.35%
---------------------------------
5-Year             4.57%    4.41%
---------------------------------
10-Year            5.47%    5.47%
---------------------------------

C Shares             NAV
---------------------------------
1-Year             5.68%
---------------------------------
5-Year             4.81%
---------------------------------
10-Year            5.42%
---------------------------------

R Shares             NAV
---------------------------------
1-Year             6.43%
---------------------------------
5-Year             5.61%
---------------------------------
10-Year            6.16%
---------------------------------

Bond Credit Quality/4/
AAA/U.S. Guaranteed           54%
AA                            28%
A                              7%
BBB                           10%
NR                             1%

Top Five Sectors/4/
Education and Civic Organizations                20%
----------------------------------------------------
Tax Obligation (Limited)                         17%
----------------------------------------------------
Tax Obligation (General)                         17%
----------------------------------------------------
Healthcare                                        9%
----------------------------------------------------
Utilities                                         9%
----------------------------------------------------

Portfolio Statistics
Net Assets ($000)                          $ 296,579
----------------------------------------------------
Average Effective Maturity (Years)             18.16
----------------------------------------------------
Average Duration                                5.66
----------------------------------------------------

--------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

/1/ Paid September 3, 2002. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2002.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33%.

/4/ As a percentage of total bond holdings as of August 31, 2002. Holdings are subject to change.

                           Semiannual Report | Page 5

Portfolio Manager's Comments

Tom Spalding, Portfolio Manager, Nuveen New Jersey Municipal Bond Fund

In the following Q&A, portfolio manager Tom Spalding examines economic and market conditions, key investment strategies, and the performance of the Nuveen New Jersey Municipal Bond Fund. Tom, who has 27 years of investment experience and 25 years with Nuveen, assumed leadership of this Fund in 2001.
--------------------------------------------------------------------------------
Q. What market environment did the Fund experience during the reporting period?

A. The past six months were a very good environment for municipal bonds. With the economy continuing its sluggish growth and corporate profits weak, investors were wary of investing in the stock market. Instead, they searched for investments offering the potential for greater stability and income. In this climate, most fixed-income securities experienced significant price gains. Continued low interest rates fueled the gains--when market interest rates fall, bond prices rise. (Bond yields, meanwhile, go down because they move in the opposite direction of bond prices.) The low interest rate environment helped generate record municipal bond issuance. For the first eight months of 2002, national issuance was up nearly 21 percent compared to the same period in 2001. In New Jersey, municipal issuance through the year's first eight months totaled $7.5 billion, a 79 percent increase over the same period last year.

The national economic slowdown had a significant effect on New Jersey's economy. As with many other states, New Jersey continued to take in declining tax revenues, resulting in dramatically tighter budgets. In fact, New Jersey's budget deficit was, in percentage terms, one of the worst in the nation. To meet its shortfall, the state drew from its reserve fund, thus weakening its financial position in future years. Despite its difficulties, New Jersey remained fiscally sound, according to credit rating agencies. As of August 31, 2002, Moody's gave the state an Aa2 rating with a positive outlook, while S&P rated the state AA with a stable outlook.

Q. How did the Fund perform during the 12 months ended August 31, 2002, and what factors influenced its returns?

A. The Fund outperformed its peer group for the 12-month period. The New Jersey Municipal Bond Fund returned 4.92 percent (Class A shares at net asset value), while the Lipper New Jersey Municipal Debt Funds/2/ category average was 4.47 percent. As an additional point of comparison, the Lehman Brothers Municipal Bond Index,/3/ which measures municipal bond performance nationwide, returned
6.24 percent.

The Fund's performance benefited from a substantial weighting in high-quality securities. As of August 31, 2002, AAA and AA rated bonds represented 62 and 16 percent of the portfolio, respectively. Such high-quality municipal investments benefited from investors' nervousness about market and credit volatility.

Q. What strategies were underlying your management of the Fund during the past six months?

A. In general, our trading activity was relatively modest during the six month period. With interest rates at near historic lows, the
--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                           Semiannual Report | Page 6

One-Year Total Returns as of 8/31/02
--------------------------------------------------------------
Nuveen New Jersey Municipal Bond Fund/1/                 4.92%
Lipper New Jersey Municipal Debt Funds
category average/2/                                      4.47%
Lehman Brothers Municipal Bond Index/3/                  6.24%
--------------------------------------------------------------
yield curve (a graphical depiction of bond yields) steepened, reflecting a substantial decrease in yields for bonds with short maturities and a more modest decrease in yields for long-term bonds. Accordingly, we added to the Fund's intermediate-term and long-term holdings while decreasing short-term holdings. In particular, our investment focus was on bonds due to mature in 15 to 20 years, the part of the yield curve that we believe may offer the most future value for shareholders.

Throughout the period, our overall approach was to remain invested in current coupon bonds (bonds selling close to their par value) with good call protection. This approach was designed to maximize the Fund's current income stream for as long as possible. Otherwise, we sought simply to identify the best New Jersey municipal securities available, adding those to the portfolio that we believed would enhance the Fund's yield and realize the most future value for shareholders.

Q. What is your outlook for the New Jersey municipal market?

A. Facing continued low interest rates, states and municipalities likely will continue to take advantage of favorable borrowing terms and issue large amounts of municipal bonds. We are currently on pace for a record year of issuance nationwide and see little sign of a slowdown in New Jersey throughout the rest of 2002. Nationally, we anticipate continued economic growth, though sluggish consumer confidence and higher-than-expected unemployment claims have tempered our optimism somewhat. Inflation continues to be under control, a favorable situation for bonds and one that may allow the Federal Reserve Board to keep interest rates at low levels for the foreseeable future. Continued turmoil in the stock market could be a favorable situation for municipal bond investors seeking to lower volatility in their overall portfolio.

We anticipate that an ongoing decline in tax revenues will lead to more near-term budget pressures in New Jersey. The state's economy appears to have bottomed, though there has been only limited signs of job market recovery. One continued source of concern is the contraction in the telecommunications industry, a sizable part of New Jersey's economy. Longer term, however, we believe that New Jersey will fare reasonably well, thanks to its solid and diverse economic foundation.

For the foreseeable future, we plan to make few major shifts to the portfolio's composition. We believe that municipal bonds offer value in today's market, and our approach will continue to be to select what we believe are the best available securities for the Fund. If investors remain cautious about the economy and the stock market, we anticipate a continued favorable environment for municipal investments.
--------------------------------------------------------------------------------
 1 Performance figures are quoted for Class A shares at net asset value as of August 31, 2002. Current performance may be less than the performance shown.

 2 For the Nuveen New Jersey Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 55 funds in the Lipper New Jersey Municipal Debt Funds category for the 12 months ended August 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 3 The Lehman Brothers Municipal Bond Index is composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                           Semiannual Report | Page 7

Fund Spotlight as of 8/31/02              Nuveen New Jersey Municipal Bond Fund
================================================================================
Quick Facts

                             A Shares      B Shares       C Shares     R Shares
--------------------------------------------------------------------------------
Net Asset Value               $ 10.72       $ 10.71        $ 10.68       $10.72
--------------------------------------------------------------------------------
Latest Dividend/1/            $0.0390       $0.0325        $0.0340     $ 0.0405
--------------------------------------------------------------------------------
Inception Date                   9/94          2/97           9/94        12/91
--------------------------------------------------------------------------------

Average Annual Total Returns as
of 8/31/02/2/
A Shares        NAV     Offer
-----------------------------
1-Year         4.92%    0.50%
-----------------------------
5-Year         5.55%    4.64%
-----------------------------
10-Year        6.02%    5.57%
-----------------------------
B Shares        w/o CDSCw/CDSC
-----------------------------
1-Year         4.05%    0.05%
-----------------------------
5-Year         4.72%    4.56%
-----------------------------
10-Year        5.42%    5.42%
-----------------------------
C Shares        NAV
-----------------------------
1-Year         4.24%
-----------------------------
5-Year         4.94%
-----------------------------
10-Year        5.35%
-----------------------------
R Shares        NAV
-----------------------------
1-Year         5.00%
-----------------------------
5-Year         5.74%
-----------------------------
10-Year        6.25%
-----------------------------

Tax-Free Yields

A Shares                               NAV   Offer
--------------------------------------------------
SEC 30-Day Yield                      3.44%  3.29%
--------------------------------------------------
Taxable-Equivalent Yield/3/           5.25%  5.02%
--------------------------------------------------
B Shares                               NAV
--------------------------------------------------
SEC 30-Day Yield                      2.69%
--------------------------------------------------
Taxable-Equivalent Yield/3/           4.11%
--------------------------------------------------
C Shares                               NAV
--------------------------------------------------
SEC 30-Day Yield                      2.89%
--------------------------------------------------
Taxable-Equivalent Yield/3/           4.41%
--------------------------------------------------
R Shares                               NAV
--------------------------------------------------
SEC 30-Day Yield                      3.64%
--------------------------------------------------
Taxable-Equivalent Yield/3/           5.56%
--------------------------------------------------

Average Annual Total Returns as
of 6/30/02/2/
A Shares        NAV       Offer
-------------------------------
1-Year         5.53%      1.08%
-------------------------------
5-Year         5.41%      4.51%
-------------------------------
10-Year        5.99%      5.54%
-------------------------------
B Shares        w/o CDSCw/CDSC
-------------------------------
1-Year         4.86%      0.86%
-------------------------------
5-Year         4.60%      4.44%
-------------------------------
10-Year        5.38%      5.38%
-------------------------------
C Shares        NAV
-------------------------------
1-Year         4.95%
-------------------------------
5-Year         4.82%
-------------------------------
10-Year        5.32%
-------------------------------
R Shares        NAV
-------------------------------
1-Year         5.81%
-------------------------------
5-Year         5.60%
-------------------------------
10-Year        6.23%
-------------------------------

Bond Credit Quality/4/

AAA/U.S. Guaranteed           62%
---------------------------------
AA                            16%
---------------------------------
A                              9%
---------------------------------
BBB                            9%
---------------------------------
NR                             3%
---------------------------------
Other                          1%
---------------------------------
Top Five Sectors/4/
Tax Obligation (Limited)      16%
---------------------------------
Transportation                16%
---------------------------------
U.S. Guaranteed               13%
---------------------------------
Healthcare                    11%
---------------------------------
Long-Term Care                 9%
---------------------------------

Portfolio Statistics

Net Assets ($000)                                $ 152,439
----------------------------------------------------------
Average Effective Maturity (Years)                   18.11
----------------------------------------------------------
Average Duration                                      6.64
----------------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

 1 Paid September 3, 2002. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2002.

 2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

 3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34.5%.

 4 As a percentage of total bond holdings as of August 31, 2002. Holdings are subject to change.


                           Semiannual Report | Page 8

Portfolio Manager's Comments

Paul Brennan, Portfolio Manager

Nuveen New York Municipal Bond Fund, Nuveen New York Insured Municipal Bond Fund

In the following Q&A, portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and the performance of Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund. Paul, who has 11 years of investment experience and 5 years with Nuveen, assumed leadership of these two Funds in 1999.
--------------------------------------------------------------------------------
Q. What market environment did the Funds experience during the reporting period?

A. The past six months were a very good environment for municipal bonds. With the economy continuing its sluggish growth and corporate profits weak, investors were wary of investing in the stock market. Instead, they searched for investments offering the potential for greater stability. In this climate, most fixed-income securities experienced significant price gains. Continued low interest rates fueled the gains--when market interest rates fall, bond prices rise. (Bond yields, meanwhile, go down because they move in the opposite direction of bond prices.)

The low interest rate environment helped generate record municipal bond issuance. For the first eight months of 2002, national issuance was up nearly 21 percent compared to the same period in 2001. In New York, municipal issuance through the year's first eight months totaled $30.4 billion, a 135 percent increase over the same period last year. Many of the new bonds were issued by New York City's

Metropolitan Transportation Authority (MTA), which took advantage of low interest rates to restructure existing debt.

The national economic slowdown, combined with the aftereffects of the September 2001 terrorist attacks, had a significant effect on New York's economy. As with many other states, New York continued to take in declining tax revenues, resulting in dramatically tighter budgets. The slowdown in stocks had a particular impact on the state's finances because of New York City's concentration of financial companies, whose fortunes are tied to the health of the market. Despite its difficulties, New York remained fiscally sound, according to credit rating agencies. As of August 31, 2002, Moody's gave the state an A2 rating with a positive outlook, while S&P rated the state AA with a stable outlook.

Q. How did the Funds perform during the 12 months ended August 31, 2002, and what factors influenced their returns?

A. Both Funds outperformed their peer groups for the 12-month period. The New York Municipal Bond Fund returned 4.92 percent (Class A shares at net asset value), while the Lipper New York Municipal Debt Funds/2/
--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                           Semiannual Report | Page 9

One-Year Total Returns as of 8/31/02
-----------------------------------------------------------------------
Nuveen New York Municipal Bond Fund/1/                            4.92%
Lipper New York Municipal Debt Funds
category average/2/                                               4.62%
Lehman Brothers Municipal Bond Index/3/                           6.24%
-----------------------------------------------------------------------
Nuveen New York Insured Municipal Bond Fund/1/                    5.68%
Lipper New York Insured Municipal Debt Funds
category average/4/                                               5.32%
Lehman Brothers Municipal Bond Index/3/                           6.24%
-----------------------------------------------------------------------

category average was 4.62 percent. Meanwhile, the New York Insured Municipal Bond Fund returned 5.68 percent (Class A shares at net asset value), while the Lipper New York Insured Municipal Debt Funds4 category average was 5.32 percent.As an additional point of comparison, the Lehman Brothers Municipal Bond Index,/3/ which measures municipal bond performance nationwide but, unlike the Fund, does not include any fees, returned 6.24 percent.

The uninsured Fund's performance benefited from a substantial weighting in high-quality securities. As of August 31, 2002, AAA and AA rated bonds represented 37 and 31 percent of the portfolio, respectively. Despite the Fund's solid relative performance, overall results were hurt somewhat by our position in BBB rated securities, which made up 10 percent of the portfolio. Such lower-rated investments were relatively unpopular with investors looking for stable opportunities in the wake of collapsing stock prices.

The insured Fund, meanwhile, enjoyed strong performance, primarily because the Fund was entirely invested in bonds rated AAA, the highest designation. These AAA rated bonds are either insured or backed by an escrow containing sufficient U.S. government-backed securities. AAA rated securities were in high demand during the past year.

Q. What strategies were underlying your management of the Funds during the past six months?

A. In general, our trading activity was relatively modest during the six month period. With interest rates at near historic lows, the yield curve (a graphical depiction of bond yields) steepened, reflecting a substantial decrease in yields of bonds with short maturities and a more modest decrease in yields of long-term bonds. Accordingly, we added to both Funds' intermediate-term and long-term holdings while decreasing short-term holdings. In particular, our investment focus was on bonds due to mature in 15 to 20 years, the part of the yield curve that we believe may offer the most future value for shareholders.

In the uninsured Fund, we sought to moderate the Fund's exposure to municipal securities backed by corporate revenues. These bonds were hurt by fears that accounting and corporate governance scandals as well as the slow economy could undermine companies' ability
--------------------------------------------------------------------------------
 1 Performance figures are quoted for Class A shares at net asset value as of August 31, 2002. Current performance may be less than the performance shown.

 2 For the Nuveen New York Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 100 funds in the Lipper New York Municipal Debt Funds category for the 12 months ended August 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 3 The Lehman Brothers Municipal Bond Index is composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

 4 For the Nuveen New York Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 12 funds in the Lipper New York Insured Municipal Debt Funds category for the 12 months ended August 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

                          Semiannual Report | Page 10
to fund interest payments. In this environment, we paid close attention to the corporate-backed bonds we already owned and were cautious about making additional such investments during the period.

Especially in the insured Fund--and to a lesser extent in the uninsured Fund--we participated actively in new bonds issued by New York City's MTA. As mentioned earlier, the MTA actively refinanced much of its outstanding debt during the period. Our strategy with respect to MTA bonds took two forms:

First, we held onto the agency's bonds that were already in the portfolio. These bonds were then pre-refunded, meaning that the MTA refinanced the debt and used the proceeds to replace the original bonds with U.S. Treasury securities, the safest debt available. Pre-refunded bonds were in high demand, so the Funds benefited from continuing to own them.

Second, we bought new securities issued by the MTA to replace the old ones. We believed that many of these bonds were selling for attractive prices and offered future value for shareholders.

Q. What is your outlook for the New York municipal market?

A. Facing continued low interest rates, states and municipalities likely will continue to take advantage of favorable borrowing terms and issue large amounts of municipal bonds. We are currently on pace for a record year of issuance nationwide and see little sign of a slowdown throughout the rest of 2002. Nationally, we anticipate continued economic growth, though sluggish consumer confidence and higher-than-expected unemployment claims have tempered our optimism somewhat. Inflation continues to be under control, a favorable situation for bonds and one that may allow the Federal Reserve Board to keep interest rates at low levels for the foreseeable future. Continued turmoil in the stock market could be a favorable situation for municipal bond investors seeking to reduce volatility in their overall portfolio.

In New York, we're optimistic about the state's potential to recover from the September 11 terrorist attacks because of its diverse and strong economic base, especially in the New York City region. The state's budgets may continue to be challenged in the near term. Nevertheless, the state's debt payments are still backed by relatively high credit ratings, which should give added confidence to municipal investors.

For the foreseeable future, we plan to make few major shifts to the portfolios' compositions. Our approach will continue to be to monitor the credit of municipal issuers and react accordingly. If investors continue to be cautious about the economy and the stock market, we believe the insured Fund's focus on AAA rated securities and the uninsured Fund's emphasis of high-quality bonds may benefit the Funds' future results.

                          Semiannual Report | Page 11

Fund Spotlight as of 8/31/02                 Nuveen New York Municipal Bond Fund
================================================================================
Quick Facts

                           A Shares       B Shares      C Shares      R Shares
--------------------------------------------------------------------------------
Net Asset Value              $10.83         $10.85        $10.86        $10.86
--------------------------------------------------------------------------------
Latest Dividend/1/          $0.0450        $0.0385       $0.0405       $0.0470
--------------------------------------------------------------------------------
Inception Date                 9/94           2/97          9/94         12/86
--------------------------------------------------------------------------------

Average Annual Total Returns as of 8/31/02/2/
A Shares                            NAV     Offer
-------------------------------------------------
1-Year                            4.92%     0.48%
-------------------------------------------------
5-Year                            5.66%     4.76%
-------------------------------------------------
10-Year                           6.27%     5.82%
-------------------------------------------------

B Shares                       w/o CDSC    w/CDSC
-------------------------------------------------
1-Year                            4.15%     0.16%
-------------------------------------------------
5-Year                            4.88%     4.72%
-------------------------------------------------
10-Year                           5.69%     5.69%
-------------------------------------------------

C Shares                            NAV
-------------------------------------------------
1-Year                            4.38%
-------------------------------------------------
5-Year                            5.09%
-------------------------------------------------
10-Year                           5.65%
-------------------------------------------------

R Shares                            NAV
-------------------------------------------------
1-Year                            5.14%
-------------------------------------------------
5-Year                            5.87%
-------------------------------------------------
10-Year                           6.54%
-------------------------------------------------

Tax-Free Yields
A Shares                            NAV     Offer
-------------------------------------------------
SEC 30-Day Yield                  3.94%     3.77%
-------------------------------------------------
Taxable-Equivalent Yield/3/       6.06%     5.80%
-------------------------------------------------

B Shares                            NAV
-------------------------------------------------
SEC 30-Day Yield                  3.19%
-------------------------------------------------
Taxable-Equivalent Yield/3/       4.91%
-------------------------------------------------

C Shares                            NAV
-------------------------------------------------
SEC 30-Day Yield                  3.39%
-------------------------------------------------
Taxable-Equivalent Yield/3/       5.22%
-------------------------------------------------

R Shares                            NAV
-------------------------------------------------
SEC 30-Day Yield                  4.14%
-------------------------------------------------
Taxable-Equivalent Yield/3/       6.37%
-------------------------------------------------

Average Annual Total Returns as of 6/30/02/2/
A Shares                            NAV     Offer
-------------------------------------------------
1-Year                            5.73%     1.25%
-------------------------------------------------
5-Year                            5.65%     4.76%
-------------------------------------------------
10-Year                           6.25%     5.80%
-------------------------------------------------

B Shares                       w/o CDSC    w/CDSC
-------------------------------------------------
1-Year                            4.96%     0.96%
-------------------------------------------------
5-Year                            4.87%     4.71%
-------------------------------------------------
10-Year                           5.67%     5.67%
-------------------------------------------------

C Shares                            NAV
-------------------------------------------------
1-Year                            5.19%
-------------------------------------------------
5-Year                            5.08%
-------------------------------------------------
10-Year                           5.63%
-------------------------------------------------

R Shares                            NAV
-------------------------------------------------
1-Year                            5.95%
-------------------------------------------------
5-Year                            5.86%
-------------------------------------------------
10-Year                           6.51%
-------------------------------------------------

Bond Credit Quality/4/

[PIE CHART]

AAA/U.S. Guaranteed                           37%
-------------------------------------------------
AA                                            31%
-------------------------------------------------
A                                             17%
-------------------------------------------------
BBB                                           10%
-------------------------------------------------
NR                                             4%
-------------------------------------------------
Other                                          1%
-------------------------------------------------

Top Five Sectors/4/
Tax Obligation (Limited)                      23%
-------------------------------------------------
U.S. Guaranteed                               14%
-------------------------------------------------
Education and Civic Organizations             12%
-------------------------------------------------
Healthcare                                    10%
-------------------------------------------------
Utilities                                     10%
-------------------------------------------------

Portfolio Statistics
Net Assets ($000)                        $325,701
-------------------------------------------------
Average Effective Maturity (Years)          18.90
-------------------------------------------------
Average Duration                             5.49
-------------------------------------------------
--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid September 3, 2002. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2002.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.

4 As a percentage of total bond holdings as of August 31, 2002. Holdings are subject to change.


                          Semiannual Report | Page 12

Fund Spotlight as of 8/31/02        Nuveen New York Insured Municipal Bond Fund
================================================================================
Quick Facts

                           A Shares       B Shares      C Shares      R Shares
--------------------------------------------------------------------------------
Net Asset Value              $10.78        $10.79         $10.78        $10.80
--------------------------------------------------------------------------------
Latest Dividend/1/          $0.0395       $0.0330        $0.0345       $0.0410
--------------------------------------------------------------------------------
Inception Date                 9/94          2/97           9/94         12/86
--------------------------------------------------------------------------------

Average Annual Total Returns as of 8/31/02/2/
A Shares                            NAV     Offer
-------------------------------------------------
1-Year                            5.68%     1.22%
-------------------------------------------------
5-Year                            5.46%     4.56%
-------------------------------------------------
10-Year                           5.92%     5.47%
-------------------------------------------------
B Shares                       w/o CDSC    w/CDSC
-------------------------------------------------
1-Year                            4.90%     0.90%
-------------------------------------------------
5-Year                            4.68%     4.51%
-------------------------------------------------
10-Year                           5.31%     5.31%
-------------------------------------------------
C Shares                            NAV
-------------------------------------------------
1-Year                            5.08%
-------------------------------------------------
5-Year                            4.88%
-------------------------------------------------
10-Year                           5.27%
-------------------------------------------------
R Shares                            NAV
-------------------------------------------------
1-Year                            5.95%
-------------------------------------------------
5-Year                            5.67%
-------------------------------------------------
10-Year                           6.17%
-------------------------------------------------

Tax-Free Yields
A Shares                            NAV     Offer
-------------------------------------------------
SEC 30-Day Yield                  3.33%     3.19%
-------------------------------------------------
Taxable-Equivalent Yield/3/       5.12%     4.91%
-------------------------------------------------
B Shares                            NAV
-------------------------------------------------
SEC 30-Day Yield                  2.58%
-------------------------------------------------
Taxable-Equivalent Yield/3/       3.97%
-------------------------------------------------
C Shares                            NAV
-------------------------------------------------
SEC 30-Day Yield                  2.78%
-------------------------------------------------
Taxable-Equivalent Yield/3/       4.28%
-------------------------------------------------
R Shares                            NAV
-------------------------------------------------
SEC 30-Day Yield                  3.53%
-------------------------------------------------
Taxable-Equivalent Yield/3/       5.43%
-------------------------------------------------

Average Annual Total Returns as of 6/30/02/2/
A Shares                            NAV     Offer
-------------------------------------------------
1-Year                            5.55%     1.12%
-------------------------------------------------
5-Year                            5.22%     4.32%
-------------------------------------------------
10-Year                           5.83%     5.37%
-------------------------------------------------
B Shares                       w/o CDSC    w/CDSC
-------------------------------------------------
1-Year                            4.77%     0.77%
-------------------------------------------------
5-Year                            4.45%     4.28%
-------------------------------------------------
10-Year                           5.22%     5.22%
-------------------------------------------------
C Shares                            NAV
-------------------------------------------------
1-Year                            4.96%
-------------------------------------------------
5-Year                            4.63%
-------------------------------------------------
10-Year                           5.16%
-------------------------------------------------
R Shares                            NAV
-------------------------------------------------
1-Year                            5.72%
-------------------------------------------------
5-Year                            5.42%
-------------------------------------------------
10-Year                           6.06%
-------------------------------------------------

Bond Credit Quality/4,5/

[PIE CHART]

Insured/U.S. Guaranteed                       14%
-------------------------------------------------
U.S. Guaranteed                                1%
-------------------------------------------------
Insured                                       85%
-------------------------------------------------

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

Top Five Sectors/4/

Tax Obligation (Limited)                      17%
-------------------------------------------------
Healthcare                                    16%
-------------------------------------------------
U.S. Guaranteed                               15%
-------------------------------------------------
Education and Civic Organizations             14%
-------------------------------------------------
Tax Obligation (General)                      10%
-------------------------------------------------

Portfolio Statistics

Net Assets ($000)                        $367,997
-------------------------------------------------
Average Effective Maturity (Years)          18.46
-------------------------------------------------
Average Duration                             5.74
-------------------------------------------------
--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid September 3, 2002. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2002.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.

4 As a percentage of total bond holdings as of August 31, 2002. Holdings are subject to change.

5 Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.

                          Semiannual Report | Page 13

Portfolio of Investments (Unaudited)
NUVEEN CONNECTICUT MUNICIPAL BOND FUND
August 31, 2002



   Principal                                                                            Optional Call                    Market
Amount (000) Description                                                                  Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------------
             Basic Materials - 0.3%

    $  1,000 Town of Sprague, Connecticut, Environmental Improvement Revenue Bonds,   10/07 at 102.00       BBB $       974,430
              1997 Series A (International Paper Company Project), 5.700%, 10/01/21
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.6%

             The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed
             Bonds, Series 2000:
       2,830  5.750%, 7/01/20                                                          7/10 at 100.00       Aa3       2,974,415
       1,750  6.000%, 7/01/26                                                          7/10 at 100.00       Aa3       1,847,668
-------------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 19.9%

             State of Connecticut, Health and Educational Facilities Authority,
             Revenue Bonds, Greenwich Academy
             Issue, Series A:
       1,000  5.700%, 3/01/16                                                          3/06 at 101.00       AAA       1,088,560
       2,000  5.750%, 3/01/26                                                          3/06 at 101.00       AAA       2,103,600

             Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds
             (Family Education Loan
             Program), 1991 Series A:
         280  7.000%, 11/15/05 (Alternative Minimum Tax)                              11/02 at 101.00       Aa3         286,398
       2,670  7.200%, 11/15/10 (Alternative Minimum Tax)                              11/02 at 101.00       Aa3       2,728,553

             Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds
             (Family Education Loan Program), 1996 Series A:
       1,200  6.300%, 11/15/10 (Alternative Minimum Tax)                              11/04 at 102.00       Aa3       1,262,064
         905  6.350%, 11/15/11 (Alternative Minimum Tax)                              11/04 at 102.00       Aa3         953,644

       1,000 Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds  11/11 at 100.00       Aaa       1,037,250
              (Education Loan Program), 2001 Series A, 5.250%, 11/15/18 (Alternative
              Minimum Tax)

       3,400 State of Connecticut, Health and Educational Facilities Authority,        7/08 at 101.00        AA       3,388,508
              Revenue Bonds, Sacred Heart University Issue, Series E, 5.000%, 7/01/28

       2,875 State of Connecticut, Health and Educational Facilities Authority,        7/03 at 102.00       BBB       2,889,950
              Revenue Bonds, Quinnipiac College Issue, Series D, 6.000%, 7/01/23

       1,500 State of Connecticut, Health and Educational Facilities Authority,        7/05 at 101.00       AAA       1,539,615
              Revenue Bonds, Kent School Issue, Series B, 5.400%, 7/01/23

         500 State of Connecticut, Health and Educational Facilities Authority,        7/06 at 102.00       AAA         545,245
              Revenue Bonds, Trinity College Issue, Series E, 5.875%, 7/01/26

       1,490 State of Connecticut, Health and Educational Facilities Authority,        7/08 at 101.00        AA       1,529,247
              Revenue Bonds, Canterbury School Issue, Series A, 5.000%, 7/01/18

       1,000 State of Connecticut, Health and Educational Facilities Authority,        7/07 at 102.00       AAA       1,034,550
              Revenue Bonds, Suffield Academy Issue, Series A, 5.400%, 7/01/27

             State of Connecticut, Health and Educational Facilities Authority,
             Revenue Bonds, Fairfield University, Series I:
         925  5.250%, 7/01/25                                                          7/09 at 101.00       AAA         957,662
       2,755  5.500%, 7/01/29                                                          7/09 at 101.00       AAA       2,890,105

       2,000 State of Connecticut, Health and Educational Facilities Authority,        7/09 at 101.00       Aaa       2,112,500
              Revenue Bonds, The Horace Bushnell Memorial Hall Issue, Series A,
              5.625%, 7/01/29

             State of Connecticut, Health and Educational Facilities Authority,
             Revenue Bonds, Connecticut State University System Issue, Series 1999C:
       1,155  5.500%, 11/01/17                                                        11/09 at 101.00       AAA       1,265,014
       1,155  5.500%, 11/01/18                                                        11/09 at 101.00       AAA       1,258,996
       1,155  5.500%, 11/01/19                                                        11/09 at 101.00       AAA       1,251,523

         750 State of Connecticut, Health and Educational Facilities Authority,        7/10 at 101.00       AAA         814,245
              Revenue Bonds, Connecticut College Issue, Series D, 5.750%, 7/01/30

       1,250 State of Connecticut, Health and Educational Facilities Authority,        7/11 at 101.00       AAA       1,265,050
              Revenue Bonds, Trinity College, Series 2001G, 5.000%, 7/01/31

       1,000 State of Connecticut, Health and Educational Facilities Authority,        7/11 at 101.00        A2       1,058,730
              Revenue Bonds, The Loomis Chaffee School, Series D, 5.500%, 7/01/23

----
14

   Principal                                                                            Optional Call                    Market
Amount (000) Description                                                                  Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $    925 State of Connecticut, Health and Educational Facilities Authority,        3/11 at 101.00       AAA $       934,972
              Revenue Bonds, Greenwich Academy, Series 2001B, 5.000%, 3/01/32

         900 State of Connecticut, Health and Educational Facilities Authority,        7/11 at 101.00        A2         940,374
              Revenue Bonds, Loomis Chaffee School, Series 2001E, 5.250%, 7/01/21

       6,000 State of Connecticut, Health and Educational Facilities Authority,        7/12 at 101.00        AA       6,148,560
              Revenue Bonds, University of Hartford Issue, Series 2002E, 5.250%,
              7/01/32

       4,500 State of Connecticut, Health and Educational Facilities Authority,        7/09 at 100.00       AAA       4,579,335
              Revenue Bonds, Yale University Issue, Series 2002W, 5.125%, 7/01/27

       2,160 University of Connecticut, Special Obligation Student Fee Revenue         5/12 at 100.00       AA-       2,322,216
              Bonds, 2002 Series A, 5.250%, 5/15/18

       3,120 University of Connecticut, Student Fee Revenue Refunding Bonds, 2002     11/12 at 101.00       AAA       3,331,099
              Series A, 5.250%, 11/15/20

         135 University of Connecticut, General Obligation Bonds, 2000 Series A,       3/10 at 101.00       AAA         147,897
              5.550%, 3/01/18

       1,500 University of Connecticut, General Obligation Bonds, 2001 Series A,       4/11 at 101.00        AA       1,586,160
              5.250%, 4/01/20

             University of Connecticut, General Obligation Bonds, 2002 Series A:
       3,065  5.375%, 4/01/17                                                          4/12 at 100.00        AA       3,353,018
       1,000  5.375%, 4/01/18                                                          4/12 at 100.00        AA       1,085,730
       1,000  5.375%, 4/01/19                                                          4/12 at 100.00        AA       1,077,580
-------------------------------------------------------------------------------------------------------------------------------
             Healthcare - 8.7%
         900 State of Connecticut, Health and Educational Facilities Authority,        1/03 at 101.00       AAA         931,860
              Revenue Bonds, Hospital of Raphael Issue, Series D, 6.625%, 7/01/14

       2,000 State of Connecticut, Health and Educational Facilities Authority,        1/03 at 102.00       AAA       2,049,840
              Revenue Bonds, Bridgeport Hospital Issue, Series A, 6.625%, 7/01/18

         800 State of Connecticut, Health and Educational Facilities Authority,        7/04 at 102.00       AAA         843,832
              Revenue Bonds, New Britain General Hospital Issue, Series B, 6.000%,
              7/01/24

       1,000 State of Connecticut, Health and Educational Facilities Authority,        7/09 at 101.00       Aaa       1,042,160
              Revenue Bonds, Stamford Hospital Issue, Series G, 5.000%, 7/01/18

             State of Connecticut, Health and Educational Facilities Authority,
             Revenue Bonds, Hospital for Special Care Issue, Series B:
       1,000  5.375%, 7/01/17                                                          7/07 at 102.00       BBB         995,370
       3,500  5.500%, 7/01/27                                                          7/07 at 102.00       BBB       3,320,590

       1,500 State of Connecticut, Health and Educational Facilities Authority,        7/06 at 102.00       AAA       1,583,115
              Revenue Bonds, Greenwich Hospital Issue, Series A, 5.800%, 7/01/26

       2,000 State of Connecticut, Health and Educational Facilities Authority,        7/07 at 102.00       AAA       2,119,980
              Revenue Bonds, The William W. Backus Hospital Issue, Series D, 5.750%,
              7/01/27

             State of Connecticut, Health and Educational Facilities Authority,
             Revenue Bonds, Danbury Hospital Issue, Series G:
         500  5.700%, 7/01/22                                                          7/09 at 101.00       AAA         537,555
       1,000  5.625%, 7/01/25                                                          7/09 at 101.00       AAA       1,058,050

       1,500 State of Connecticut, Health and Educational Facilities Authority,       11/09 at 101.00       AAA       1,602,645
              Revenue Bonds, Catholic Health East Issue, Series 1999F, 5.750%,
              11/15/29

       2,725 State of Connecticut, Health and Educational Facilities Authority,        7/09 at 101.00        AA       2,927,631
              Revenue Bonds, Waterbury Hospital Issue, Series C, 5.750%, 7/01/20

       2,000 State of Connecticut, Health and Educational Facilities Authority,        7/10 at 101.00        AA       2,190,120
              Revenue Bonds, Eastern Connecticut Health Network Issue, Series A,
              6.000%, 7/01/25

       2,000 State of Connecticut, Health and Educational Facilities Authority,        7/12 at 101.00        AA       2,105,060
              Revenue Bonds, Bristol Hospital Issue, Series 2002B, 5.500%, 7/01/32

       2,250 Connecticut Development Authority, Solid Waste Disposal Facilities        7/05 at 102.00       AAA       2,531,880
              Revenue Bonds, Pfizer, Inc. Project, 1994 Series, 7.000%, 7/01/25
              (Alternative Minimum Tax)

----
15

Portfolio of Investments (Unaudited)
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                                            Optional Call                    Market
Amount (000) Description                                                                  Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.9%

    $  1,985 Housing Authority of the City of Bridgeport, Connecticut, Multifamily    12/09 at 102.00       N/R $     2,040,501
              Housing Revenue Bonds (Stratfield Apartments Project), Series 1999,
              7.250%, 12/01/24

       2,000 Connecticut Housing Finance Authority, Housing Mortgage Finance Program  12/09 at 100.00       AAA       2,108,000
              Bonds, 1999 Series D2, 6.200%, 11/15/41 (Alternative Minimum Tax)

       1,500 New Britain Senior Citizens Housing Development Corporation,              1/03 at 101.00       AAA       1,530,525
              Connecticut, Mortgage Revenue Refunding Bonds, Series 1992A
              (FHA-Insured Mortgage Loan - Nathan Hale Apartments Section 8 Assisted
              Project), 6.875%, 7/01/24
-------------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 7.3%

       1,250 Connecticut Housing Finance Authority, Housing Mortgage Finance Program   5/03 at 102.00       AAA       1,313,325
              Bonds, 1993 Series A, 6.200%, 5/15/14

       1,835 Connecticut Housing Finance Authority, Housing Mortgage Finance Program   5/04 at 102.00       AAA       1,910,345
              Bonds, 1994 Series A, 6.100%, 5/15/17

       5,705 Connecticut Housing Finance Authority, Housing Mortgage Finance Program  11/07 at 102.00       AAA       5,963,379
              Bonds, 1997 Series B (Subseries B-2), 5.850%, 11/15/28 (Alternative
              Minimum Tax)

       1,000 Connecticut Housing Finance Authority, Housing Mortgage Finance Program  11/05 at 102.00       AAA       1,058,680
              Bonds, 1995 Series F (Subseries F-1), 6.000%, 5/15/17

         540 Connecticut Housing Finance Authority, Housing Mortgage Finance Program   5/06 at 102.00       AAA         561,022
              Bonds, 1996 Series B (Subseries B-1), 6.050%, 5/15/18

       3,880 Connecticut Housing Finance Authority, Housing Mortgage Finance Program  11/06 at 102.00       AAA       4,077,686
              Bonds, 1996 Series E (Subseries E-2), 6.150%, 11/15/27 (Alternative
              Minimum Tax)

       1,445 Connecticut Housing Finance Authority, Housing Mortgage Finance Program  11/06 at 102.00       Aaa       1,510,993
              Bonds, 1997 Series F (Subseries F-2), 6.000%, 11/15/27 (Alternative
              Minimum Tax)

         640 Connecticut Housing Finance Authority, Housing Mortgage Finance Program   5/10 at 100.00       AAA         684,000
              Bonds, 2000 Series A (Subseries A-1), 6.000%, 11/15/28

       1,985 Connecticut Housing Finance Authority, Housing Mortgage Finance Program   5/10 at 100.00       AAA       2,019,440
              Bonds, 2001 Series A-1, 5.250%, 11/15/28

       1,595 Connecticut Housing Finance Authority, Housing Mortgage Finance Program  11/10 at 100.00       AAA       1,616,054
              Bonds, 2001 Series C, 5.300%, 11/15/33 (Alternative Minimum Tax)

       1,000 Connecticut Housing Finance Authority, Housing Mortgage Finance Program   5/12 at 100.00       AAA       1,015,810
              Bonds, 2001 Series D (Subseries D-2), 5.350%, 11/15/32 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.6%

         500 Connecticut Housing Finance Authority, Group Home Mortgage Finance        6/10 at 102.00       AAA         534,665
              Program, Special Obligation Bonds, Series GH-5, 5.850%, 6/15/30

       1,000 State of Connecticut, Health and Educational Facilities Authority,        8/08 at 102.00       AAA       1,014,540
              Revenue Bonds, Hebrew Home and Hospital Issue, Series B (FHA-Insured
              Mortgage), 5.200%, 8/01/38

             Connecticut Development Authority, First Mortgage Gross Revenue
             Healthcare Project Refunding Bonds (Church Homes, Inc. - Congregational
             Avery Heights Project), Series 1997:
       1,700  5.700%, 4/01/12                                                          4/07 at 102.00       BBB       1,682,371
       2,610  5.800%, 4/01/21                                                          4/07 at 102.00       BBB       2,412,501

       1,875 Connecticut Development Authority, First Mortgage Gross Revenue          12/06 at 103.00      BBB+       1,817,944
              Healthcare Project Refunding Bonds (The Elim Park Baptist Home, Inc.
              Project), Series 1998A, 5.375%, 12/01/18

             Connecticut Development Authority, First Mortgage Gross Revenue
             Healthcare Project Refunding Bonds (Connecticut Baptist Homes, Inc.
             Project), Series 1999:
       1,000  5.500%, 9/01/15                                                          9/09 at 102.00        AA       1,092,160
         500  5.625%, 9/01/22                                                          9/09 at 102.00        AA         532,310

       1,000 Connecticut Development Authority, First Mortgage Gross Revenue          12/09 at 102.00       N/R       1,085,000
              Healthcare Project Refunding Bonds (The Mary Wade Home, Inc. Project),
              Series 1999A, 6.375%, 12/01/18

             Connecticut Development Authority, Revenue Refunding Bonds (Duncaster
             Inc. Project), Series 1999A:
       2,200  5.250%, 8/01/19                                                          2/10 at 102.00        AA       2,288,066
       3,910  5.375%, 8/01/24                                                          2/10 at 102.00        AA       4,021,396

----
16

   Principal                                                                            Optional Call                    Market
Amount (000) Description                                                                  Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 16.2%

    $  2,800 City of Bridgeport, Connecticut, General Obligation Bonds, 1997 Series    3/07 at 101.00       AAA $     2,928,044
              A, 5.250%, 3/01/17

       1,500 City of Bridgeport, Connecticut, General Obligation Bonds, 2002 Series    8/12 at 100.00       Aaa       1,613,730
              A Refunding, 5.375%, 8/15/19

         325 Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%,          No Opt. Call        A3         394,124
             5/01/09

             Town of Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
         660  5.625%, 10/15/18                                                        10/09 at 101.00       Aa3         721,631
         660  5.625%, 10/15/19                                                        10/09 at 101.00       Aa3         717,803

         395 Town of Colchester, Connecticut, General Obligation Bonds, Series 2001,   6/11 at 102.00       Aaa         447,101
              5.500%, 6/15/14

         500 State of Connecticut, General Obligation Bonds, 1999 Series B, 5.500%,   11/09 at 101.00        AA         543,400
              11/01/18

             State of Connecticut, General Obligation Bonds, 2002 Series B:
       1,000  5.500%, 6/15/19                                                          6/12 at 100.00        AA       1,094,590
       2,000  5.500%, 6/15/21                                                          6/12 at 100.00        AA       2,156,020

       5,000 State of Connecticut, General Obligation Bonds, Residual Certificates,      No Opt. Call       Aa2       7,350,850
              Series 514, 13.440%, 12/15/13 (IF)

       1,000 State of Connecticut, General Obligation Bonds, 2002 Series D, 5.375%,   11/12 at 100.00        AA       1,063,760
              11/15/21 (WI, settling 9/05/02)

       1,000 State of Connecticut, General Obligation Bonds, 2001 Series D, 5.000%,   11/11 at 100.00        AA       1,033,100
              11/15/20

       2,500 State of Connecticut, General Obligation Bonds, 2002 Series A, 5.375%,    4/12 at 100.00        AA       2,694,550
              4/15/19

       1,015 Town of East Lyme, Connecticut, General Obligation Bonds, 5.000%,         7/11 at 102.00       Aaa       1,093,997
              7/15/16

             Town of Glastonbury, Connecticut, General Obligation Bonds, Issue of
             1988:
         200  7.200%, 8/15/06                                                            No Opt. Call       Aa1         236,474
         200  7.200%, 8/15/07                                                            No Opt. Call       Aa1         241,554
         200  7.200%, 8/15/08                                                            No Opt. Call       Aa1         245,162

             Town of Griswold, Connecticut, General Obligation Bonds, Issue of 1989:
         200  7.500%, 4/01/03                                                            No Opt. Call       AAA         207,232
         200  7.500%, 4/01/04                                                            No Opt. Call       AAA         218,188
         150  7.500%, 4/01/05                                                            No Opt. Call       AAA         170,444

         340 City of Middletown, Connecticut, General Obligation Bonds, 6.900%,          No Opt. Call        AA         393,662
              4/15/06

         500 City of New Haven, Connecticut, General Obligation Bonds, Series 1999,    2/08 at 101.00       AAA         517,765
              4.700%, 2/01/15

       1,630 City of New Haven, Connecticut, General Obligation Bonds, Series 2001A,  11/10 at 101.00       AAA       1,689,968
              5.000%, 11/01/20

             City of New London, Connecticut, General Obligation Water Department
             Revenue Bonds, Series 20:
         120  7.300%, 12/01/05                                                           No Opt. Call        A+         138,916
         100  7.300%, 12/01/07                                                           No Opt. Call        A+         121,561

         975 Northern Mariana Islands Commonwealth, General Obligation Bonds, Series   6/10 at 100.00         A       1,027,650
              2000A, 6.000%, 6/01/20

             Town of Old Saybrook, Connecticut, General Obligation Bonds:
         160  7.400%, 5/01/08                                                            No Opt. Call        A2         194,459
         160  7.400%, 5/01/09                                                            No Opt. Call        A2         196,766

             Town of Old Saybrook, Connecticut, General Obligation Bonds:
         275  6.500%, 2/15/10                                                            No Opt. Call       AAA         330,039
         270  6.500%, 2/15/11                                                            No Opt. Call       AAA         328,523

         100 Town of Plainfield, Connecticut, General Obligation Bonds, 7.100%,          No Opt. Call        A3         100,014
              9/01/02

         500 Commonwealth of Puerto Rico, General Obligation Public Improvement        7/11 at 100.00       AAA         511,450
              Refunding Bonds, Series of 2001, 5.125%, 7/01/30

             Regional School District No. 16, Towns of Beacon Falls and Prospect,
             Connecticut, General Obligation Bonds, Issue of 2000:
         650  5.500%, 3/15/18                                                          3/10 at 101.00       Aaa         712,186
         650  5.625%, 3/15/19                                                          3/10 at 101.00       Aaa         714,747
         650  5.700%, 3/15/20                                                          3/10 at 101.00       Aaa         715,033

       1,460 Regional School District No. 008, Towns of Andover, Hebron and            5/11 at 101.00       Aaa       1,504,501
              Marlborough, County of Tolland, Connecticut, General Obligation Bonds,
              Series 2002, 5.000%, 5/01/21

         420 Regional School District No. 15, Connecticut, General Obligation Bonds,   8/10 at 101.00       Aaa         430,198
              Series 2002, 5.000%, 8/15/22

----
17

Portfolio of Investments (Unaudited)
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                                            Optional Call                    Market
Amount (000) Description                                                                  Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  2,105 City of Stamford, Connecticut, General Obligation Bonds, Series 2002,     8/12 at 100.00       AAA $     2,275,568
              5.000%, 8/15/15

       3,700 Commonwealth of Puerto Rico, Public Improvement Bonds, TICS, 10.190%,       No Opt. Call       AAA       5,170,343
              7/01/19 (IF)

             City of Waterbury, Connecticut, General Obligation Bonds, Series 2002A:
       1,500  5.375%, 4/01/16                                                          4/12 at 100.00       AAA       1,648,410
       1,090  5.375%, 4/01/17                                                          4/12 at 100.00       AAA       1,191,523

             City of Waterbury, Connecticut, General Obligation Tax Revenue
             Intercept Bonds, 2000 Issue:
         910  6.000%, 2/01/18                                                          2/09 at 101.00        AA         985,030
       1,025  6.000%, 2/01/20                                                          2/09 at 101.00        AA       1,104,776

             Town of Winchester, Connecticut, General Obligation Bonds:
         140  6.750%, 4/15/06                                                            No Opt. Call        A1         160,681
         140  6.750%, 4/15/07                                                            No Opt. Call        A1         163,708
         140  6.750%, 4/15/08                                                            No Opt. Call        A1         165,749
         140  6.750%, 4/15/09                                                            No Opt. Call        A1         168,202
         140  6.750%, 4/15/10                                                            No Opt. Call        A1         170,369
-------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 16.7%
             State of Connecticut, Health and Educational Facilities Authority,
             Revenue Bonds, Nursing Home Program Issue, Series 1994 (St. Camillus
             Health Center Project):
       2,000  6.250%, 11/01/18                                                        11/04 at 102.00        AA       2,094,360
       3,695  6.250%, 11/01/18                                                        11/04 at 102.00       AAA       4,071,077

         880 State of Connecticut, Health and Educational Facilities Authority,        7/08 at 102.00       AAA         880,898
              Revenue Bonds, Child Care Facilities Program, Series A, 5.000%, 7/01/28

       5,000 State of Connecticut, Health and Educational Facilities Authority,       11/04 at 102.00       AAA       5,508,350
              Revenue Bonds, Nursing Home Program Issue, Series 1994 (Saint Joseph's
              Manor Project), 6.250%, 11/01/16

       3,000 State of Connecticut, Health and Educational Facilities Authority,       11/04 at 102.00       AAA       3,305,340
              Revenue Bonds, Nursing Home Program Issue, Series 1994 (The Jewish
              Home for the Elderly of Fairfield County Project), 6.250%, 11/01/20

             State of Connecticut, Health and Educational Facilities Authority,
             Revenue Bonds, Nursing Home Program Issue, Series 1994 (Highland View
             Manor, Inc. Project):
       1,500  7.200%, 11/01/10 (Alternative Minimum Tax)                              11/04 at 102.00       AAA       1,681,620
       4,200  7.500%, 11/01/16 (Alternative Minimum Tax)                              11/04 at 102.00       AAA       4,737,432

             State of Connecticut, Health and Educational Facilities Authority,
             Revenue Bonds, Nursing Home Program Issue, Series 1994 (Wadsworth Glen
             Healthcare Center Project):
       1,100  7.200%, 11/01/10 (Alternative Minimum Tax)                              11/04 at 102.00       AAA       1,233,188
       1,000  7.500%, 11/01/16 (Alternative Minimum Tax)                              11/04 at 102.00       AAA       1,127,960

       4,115 State of Connecticut, Health and Educational Facilities Authority,       11/06 at 102.00        AA       4,444,488
              Revenue Bonds, Nursing Home Program Issue, Series 1996 (Abbott Terrace
              Health Center Project), 5.750%, 11/01/13

       2,895 State of Connecticut, Health and Educational Facilities Authority,        7/08 at 105.00         A       3,169,504
              Revenue Bonds, New Opportunities for Waterbury, Inc. Issue, Series
              1998A, 6.750%, 7/01/28

       4,365 State of Connecticut, Health and Educational Facilities Authority,       11/06 at 102.00        AA       4,617,559
              Revenue Bonds, Nursing Home Program Issue, Series 1996 (3030 Park
              Fairfield Health Center Project), 6.250%, 11/01/21

             State of Connecticut, Special Tax Obligation Bonds, Transportation
             Infrastructure Purposes, 2002 Series A:
       1,500  5.375%, 7/01/18                                                          7/12 at 100.00       AAA       1,631,280
       1,780  5.375%, 7/01/19                                                          7/12 at 100.00       AAA       1,920,940

       1,150 State of Connecticut, Special Tax Obligation Bonds, Transportation          No Opt. Call       AA-       1,378,724
              Infrastructure Purposes, 1992 Series B, 6.125%, 9/01/12

             State of Connecticut, Certificates of Participation, Juvenile Training
             School, Series 2001:
       1,275  5.000%, 12/15/20                                                        12/11 at 101.00       AA-       1,321,142
       1,000  5.000%, 12/15/30                                                        12/11 at 101.00       AA-       1,006,360

       1,000 Puerto Rico Highway and Transportation Authority, Transportation          7/10 at 101.00       AAA       1,115,060
              Revenue Bonds, Series B, 5.750%, 7/01/19

----
18

   Principal                                                                            Optional Call                    Market
Amount (000) Description                                                                  Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)
    $  1,250 Puerto Rico Highway and Transportation Authority, Transportation          7/12 at 100.00       AAA $     1,266,400
              Revenue Bonds, Series D, 5.000%, 7/01/32

       2,000 Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands   10/10 at 101.00      BBB-       2,234,180
              Gross Receipts Tax Loan Note), Series 1999A, 6.500%, 10/01/24

         725 Town of Woodstock, Connecticut, Special Obligation Bonds (Woodstock       9/02 at 101.00       AAA         735,462
              Academy), 1990 Issue, 6.900%, 3/01/06
-------------------------------------------------------------------------------------------------------------------------------
             Transportation - 1.6%
      2,100  State of Connecticut, General Airport Revenue Bonds, Series 2001A,        4/11 at 101.00       AAA       2,117,472
              Bradley International Airport, 5.125%, 10/01/26 (Alternative Minimum
              Tax)
      1,000  City of Hartford, Connecticut, Parking System Revenue Bonds, 2000         7/10 at 100.00       BBB       1,042,200
              Series A, 6.500%, 7/01/25
      1,360  City of New Haven, Connecticut, Air Rights Parking Facility Revenue         No Opt. Call       AAA       1,551,706
              Bonds, Series 2002 Refunding, 5.375%, 12/01/14
        250  Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996       6/06 at 102.00       BB-         170,070
              Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 7.9%

      1,000  City of Bridgeport, Connecticut, General Obligation Bonds, 2000 Series    7/10 at 101.00       AAA       1,182,510
              A, 6.000%, 7/15/19 (Pre-refunded to 7/15/10)

      2,775  State of Connecticut, Health and Educational Facilities Authority,        7/03 at 100.00       AAA       2,920,493
              Revenue Bonds, University of Hartford Issue, Series C, 8.000%, 7/01/18
              (Pre-refunded to 7/01/03)

      1,300  State of Connecticut, Health and Educational Facilities Authority,        1/03 at 100.00       AAA       1,673,399
              Revenue Bonds, Lutheran General Healthcare System (Parkside Lodges
              Projects), 7.375%, 7/01/19

      2,000  State of Connecticut, Health and Educational Facilities Authority,        7/04 at 102.00       AAA       2,203,640
              Revenue Bonds, Trinity College Issue, Series D, 6.125%, 7/01/24
              (Pre-refunded to 7/01/04)

      2,910  State of Connecticut, Health and Educational Facilities Authority,        7/03 at 102.00    BBB***       3,077,441
              Revenue Bonds, Quinnipiac College Issue, Series D, 6.000%, 7/01/23
              (Pre-refunded to 7/01/03)

      2,000  State of Connecticut, Health and Educational Facilities Authority,        7/04 at 101.50       AAA       2,189,420
              Revenue Bonds, The Loomis Chaffee School Issue, Series B, 6.000%,
              7/01/25 (Pre-refunded to 7/01/04)

      1,000  State of Connecticut, Health and Educational Facilities Authority,       11/04 at 102.00       AAA       1,118,630
              Revenue Bonds, Nursing Home Program Issue, Series 1994 (Sharon
              Healthcare Project), 6.250%, 11/01/21 (Pre-refunded to 11/01/04)

      2,000  State of Connecticut, Health and Educational Facilities Authority,       11/04 at 102.00       AAA       2,274,420
              Revenue Bonds, Nursing Home Program Issue, Series 1994 (AHF/Hartford,
              Inc. Project), 7.125%, 11/01/24 (Pre-refunded to 11/01/04)

        665  City of New Haven, Connecticut, General Obligation Bonds, Series 2000C,  11/09 at 101.00       AAA         788,005
              6.000%, 11/01/19 (Pre-refunded to 11/01/09)

      1,500  Puerto Rico Highway and Transportation Authority, Transportation          7/10 at 101.00       AAA       1,760,625
              Revenue Bonds, Series B, 5.750%, 7/01/16 (Pre-refunded to 7/01/10)

             Puerto Rico Infrastructure Financing Authority, Special Obligation
              Bonds, 2000 Series A:
      2,540   5.500%, 10/01/32                                                        10/10 at 101.00       AAA       2,719,400
      1,000   5.500%, 10/01/40                                                        10/10 at 101.00       AAA       1,067,250

        500  The University of Connecticut, Special Obligation Student Fee Revenue    11/10 at 101.00       AAA         586,720
              Bonds, 2000 Series A, 5.750%, 11/15/29 (Pre-refunded to 11/15/10)
-------------------------------------------------------------------------------------------------------------------------------
             Utilities - 8.7%

      8,000  Bristol Resource Recovery Facility Operating Committee, Connecticut,      7/05 at 102.00        A2       7,241,280
              Solid Waste Revenue Refunding Bonds (Ogden Martin Systems of Bristol,
              Inc. Project), 1995 Series, 6.500%, 7/01/14

      2,025  Connecticut Development Authority, Pollution Control Revenue Refunding   10/08 at 102.00        A3       2,109,443
              Bonds, Connecticut Light and Power Company, Series 1993A, 5.850%,
              9/01/28

             Connecticut Resource Recovery Authority, Revenue Bonds, Wallingford
             Resource Recovery Project, Subordinated Series 1991:
        400   6.750%, 11/15/03 (Alternative Minimum Tax)                              11/02 at 101.00        AA         409,512
        500   6.800%, 11/15/04 (Alternative Minimum Tax)                              11/02 at 101.00        AA         511,805

----
19

Portfolio of Investments (Unaudited)
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                                            Optional Call                    Market
Amount (000) Description                                                                  Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

   $  5,250  Connecticut Resources Recovery Authority, Corporate Credit Bonds,        11/02 at 102.00       BBB $     5,348,805
              Tax-Exempt Interest (American Ref- Fuel Company of Southeastern
              Connecticut Project), 1992 Series A, 6.450%, 11/15/22 (Alternative
              Minimum Tax)

      1,000  Connecticut Resources Recovery Authority, Corporate Credit Resource      12/11 at 102.00      Baa2         992,500
              Recovery Revenue Bonds (America Ref-Fuel Company of Southeastern
              Connecticut Project II), Series A, 5.500%, 11/15/15 (Alternative
              Minimum Tax)

             Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue
             Bonds (Wheelabrator Lisbon Project), Series 1993A:
        240   5.250%, 1/01/06 (Alternative Minimum Tax)                                1/03 at 102.00       BBB         242,081
      1,370   5.500%, 1/01/14 (Alternative Minimum Tax)                                1/03 at 102.00       BBB       1,319,570
      3,915   5.500%, 1/01/20 (Alternative Minimum Tax)                                1/03 at 102.00       BBB       3,649,211
             Guam Power Authority, Revenue Bonds, 1999 Series A:
      2,280   5.125%, 10/01/29                                                        10/09 at 101.00       AAA       2,324,027
      1,000   5.125%, 10/01/29                                                        10/09 at 101.00       AAA       1,016,630
        500  Puerto Rico Electric Power Authority, Power Revenue Bonds, Series HH,     7/10 at 101.00       AAA         517,653
              5.250%, 7/01/29
-------------------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.4%
      2,000  Connecticut Development Authority, Water Facilities Revenue Refunding    12/03 at 102.00       AAA       2,153,040
              Bonds (The Connecticut Water Company Project), 1993 Series, 6.650%,
              12/15/20
      1,750  Connecticut Development Authority, Water Facilities Revenue Bonds         4/07 at 102.00         A       1,867,630
              (Bridgeport Hydraulic Company Project), 1995 Series, 6.150%, 4/01/35
              (Alternative Minimum Tax)
         50  State of Connecticut, Revenue Bonds, Clean Water Fund, 1991 Series,       1/03 at 100.00       AAA          50,710
              7.000%, 1/01/11
-------------------------------------------------------------------------------------------------------------------------------
   $272,285  Total Investments (cost $273,514,837) - 97.8%                                                          289,977,037
-------------------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.2%                                                                     6,601,975
             -----------------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                                  $   296,579,012
             -----------------------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
          (IF)Inverse floating rate security.


                                 Seeaccompanying notes to financial statements.

----
20

Portfolio of Investments (Unaudited)
NUVEEN NEW JERSEY MUNICIPAL BOND FUND
August 31, 2002


   Principal                                                            Optional Call                    Market
Amount (000) Description                                                  Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------
             Basic Materials - 0.2%

    $    250 Pollution Control Financing Authority of Union County,      No Opt. Call        A3 $       286,355
              New Jersey, Pollution Control Revenue Refunding Bonds,
              American Cyanamid Company Issue, Series 1994, 5.800%,
              9/01/09
---------------------------------------------------------------------------------------------------------------
             Consumer Staples - 5.1%

       2,825 The Children's Trust Fund, Puerto Rico, Tobacco           7/10 at 100.00       Aa3       2,969,160
              Settlement Asset-Backed Bonds, Series 2000,
              5.750%, 7/01/20

       3,500 Tobacco Settlement Financing Corporation, New Jersey,     6/12 at 100.00        A1       3,409,210
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              5.750%, 6/01/32

       1,500 Tobacco Settlement Financing Corporation of the Virgin    5/11 at 100.00        A3       1,440,870
              Islands, Asset-Backed Bonds, Series 2001, 5.000%,
              5/15/21
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 5.0%

         910 New Jersey Economic Development Authority, Economic         No Opt. Call       N/R       1,001,673
              Development Bonds (Yeshiva Ktana of Passaic), 1992
              Project, 8.000%, 9/15/18

         220 New Jersey Economic Development Authority, Insured          No Opt. Call       AAA         239,859
              Revenue Bonds (Educational Testing Service Issue),
              Series 1995B, 5.500%, 5/15/05

       2,200 New Jersey Economic Development Authority, School         2/08 at 101.00       N/R       2,193,158
              Revenue Bonds (Gill/St. Bernard School), Series 1998,
              6.000%, 2/01/25

         585 New Jersey Educational Facilities Authority, Revenue      1/03 at 100.00        A-         587,369
              Bonds, Trenton State College Issue, Series 1976D,
              6.750%, 7/01/08

         410 New Jersey Educational Facilities Authority, Revenue      7/03 at 102.00      Baa1         422,251
              Refunding Bonds, Monmouth College, Series 1993-A,
              5.625%, 7/01/13

         835 New Jersey Educational Facilities Authority, Revenue      7/04 at 100.00       AAA         893,066
              Bonds, Princeton University, Series 1994A, 5.875%,
              7/01/11

         650 New Jersey Educational Facilities Authority, Revenue      7/11 at 100.00       AAA         658,528
              Bonds, Ramapo College of New Jersey, Series 2001D,
              5.000%, 7/01/25

          45 Higher Education Assistance Authority, State of New       1/03 at 102.00        A+          45,988
              Jersey, Student Loan Revenue Bonds, 1992 Series A, NJ
              Class Loan Program, 6.000%, 1/01/06 (Alternative
              Minimum Tax)

       1,500 Puerto Rico Industrial, Tourist, Educational, Medical    12/12 at 101.00       BBB       1,514,280
              and Environmental Control Facilities Financing
              Authority, Higher Education Revenue Bonds, Ana G.
              Mendez University System Project Refunding, Series
              2002, 5.500%, 12/01/31
---------------------------------------------------------------------------------------------------------------
             Healthcare - 10.4%

         510 New Jersey Healthcare Facilities Financing Authority,     1/03 at 100.00       AAA         512,290
              Revenue Bonds, Hunterdon Medical Center Issue, Series
              A, 7.000%, 7/01/20

       1,200 New Jersey Healthcare Facilities Financing Authority,     7/07 at 102.00       AAA       1,249,872
              Revenue and Refunding Bonds, Holy Name Hospital Issue,
              Series 1997, 5.250%, 7/01/20

         250 New Jersey Healthcare Facilities Financing Authority,     7/04 at 102.00       AAA         271,975
              Revenue Bonds, Dover General Hospital and Medical
              Center Issue, Series 1994, 5.900%, 7/01/05

       4,875 New Jersey Healthcare Facilities Financing Authority,     8/11 at 100.00       AAA       4,911,416
              Revenue Bonds (FHA-Insured Mortgage), Jersey City
              Medical Center Issue, Series 2001, 5.000%, 8/01/31

             New Jersey Healthcare Facilities Financing Authority,
             Revenue Bonds, Bayshore Community Hospital, Series 2002
             Refunding:
         505  3.000%, 7/01/03                                            No Opt. Call        AA         511,580
       1,710  5.000%, 7/01/22                                          1/12 at 100.00        AA       1,738,608

         450 New Jersey Healthcare Facilities Financing Authority,     7/12 at 100.00      Baa1         455,828
              Revenue Bonds, South Jersey Hospital, Series 2002,
              5.875%, 7/01/21

       1,000 New Jersey Healthcare Facilities Financing Authority,     7/07 at 102.00       AAA       1,007,590
              Revenue and Refunding Bonds, AHS Hospital Corporation
              Issue, Series 1997A, 5.000%, 7/01/27

             New Jersey Healthcare Facilities Financing Authority,
             Revenue Bonds, Bayonne Hospital Obligated Group, Series
             1994:
         215  6.400%, 7/01/07                                          7/04 at 102.00       AAA         236,565
         175  6.250%, 7/01/12                                          7/04 at 102.00       AAA         191,728

----
21

Portfolio of Investments (Unaudited)
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                            Optional Call                    Market
Amount (000) Description                                                  Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  1,000 New Jersey Health Facilities Financing Authority,         7/10 at 100.00        A+ $     1,051,030
              Revenue Bonds, Robert Wood Johnson University
              Hospital, Series 2000, 5.750%, 7/01/31

       1,500 New Jersey Health Facilities Financing Authority,         7/10 at 100.00       BBB       1,612,935
              Revenue Bonds, Saint Peter's University Hospital
              Issue, Series 2000A, 6.875%, 7/01/30

         625 New Jersey Economic Development Authority, Economic      12/03 at 102.00       Aa3         654,875
              Growth Lease Revenue Bonds, Remarketed 1992 Second
              Series B, 5.300%, 12/01/07 (Alternative Minimum Tax)

         300 New Jersey Economic Development Authority, Revenue        7/04 at 102.00       AAA         329,109
              Bonds (RWJ Health Care Corp. at Hamilton Obligated
              Group Project), Series 1994, 6.250%, 7/01/14

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical     1/05 at 102.00       AAA       1,103,530
              and Environmental Control Facilities Financing
              Authority, Hospital Revenue Bonds, 1995 Series A
              (Hospital Auxilio Mutuo Obligated Group Project),
              6.250%, 7/01/16
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.4%

         400 Hudson County Improvement Authority, New Jersey,          6/04 at 100.00        AA         409,928
              Multifamily Housing Revenue Bonds (Conduit Financing -
              Observer Park Project), Series 1992A, 6.900%, 6/01/22
              (Alternative Minimum Tax)

       1,500 New Jersey Housing and Mortgage Finance Agency,           3/10 at 100.00       AAA       1,604,880
              Multifamily Housing Revenue Bonds, 2000 Series A1,
              6.350%, 11/01/31 (Alternative Minimum Tax)

       1,385 New Jersey Housing and Mortgage Finance Agency,           8/10 at 100.00       AAA       1,469,374
              Multifamily Housing Revenue Bonds, 2000 Series E1,
              5.750%, 5/01/25

       1,500 New Jersey Housing and Mortgage Finance Agency,           5/06 at 102.00       AAA       1,590,600
              Multifamily Housing Revenue Bonds, 1996 Series A,
              6.200%, 11/01/18 (Alternative Minimum Tax)

         500 New Jersey Housing and Mortgage Finance Agency, Housing  11/02 at 102.00        A+         512,880
              Revenue Refunding Bonds, 1992 Series One, 6.600%,
              11/01/14

       1,090 Housing Authority of the City of Newark, New Jersey,     10/09 at 102.00       Aaa       1,159,945
              Housing Revenue Bonds (GNMA Collateralized - Fairview
              Apartments Project), 2000 Series A, 6.300%, 10/20/19
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 4.9%

         250 New Jersey Housing and Mortgage Finance Agency, Home      7/04 at 102.00       AAA         261,323
              Buyer Revenue Bonds, 1994 Series K, 6.300%, 10/01/16
              (Alternative Minimum Tax)

       4,000 New Jersey Housing and Mortgage Finance Agency, Home     10/07 at 101.50       AAA       4,215,120
              Buyer Revenue Bonds, 1997 Series U, 5.700%, 10/01/14
              (Alternative Minimum Tax)

       2,500 New Jersey Housing and Mortgage Finance Agency, Home     10/10 at 100.00       AAA       2,623,575
              Buyer Revenue Bonds, 2000 Series CC, 5.875%, 10/01/31
              (Alternative Minimum Tax)

         395 Virgin Islands Housing Finance Authority, Single Family   3/05 at 102.00       AAA         412,787
              Mortgage Revenue Refunding Bonds (GNMA Mortgage-Backed
              Securities Program), 1995 Series A, 6.450%, 3/01/16
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Industrial/Other - 0.8%

         145 New Jersey Economic Development Authority, District      12/03 at 102.00      BBB-         146,530
              Heating and Cooling Revenue Bonds (Trigen- Trenton
              Project), 1993 Series B, 6.100%, 12/01/04 (Alternative
              Minimum Tax)

       1,000 New Jersey Economic Development Authority, Economic         No Opt. Call      Baa3       1,000,520
              Development Revenue Bonds, Kapkowski Road Landfill
              Project Refunding, Series 2002, 5.750%, 10/01/21
---------------------------------------------------------------------------------------------------------------
             Long-Term Care - 8.9%

             New Jersey Economic Development Authority, Economic
             Development Revenue Bonds (United Methodist Homes of
             New Jersey Obligated Group Issue), Series 1998:
       1,500  5.125%, 7/01/18                                          1/08 at 102.00      BBB-       1,392,225
       3,610  5.125%, 7/01/25                                          1/08 at 102.00      BBB-       3,088,066

       5,100 New Jersey Economic Development Authority, Economic      12/09 at 101.00       Aa3       5,513,355
              Development Revenue Bonds (Jewish Community Housing
              Corporation of Metropolitan New Jersey), 1999 Project,
              5.900%, 12/01/31

             New Jersey Healthcare Facilities Financing Authority,
             Healthcare Facilities Revenue Bonds, The House of the
             Good Shepherd Obligated Group Issue, Series 2001:
       1,000  5.100%, 7/01/21                                          7/11 at 100.00        AA       1,030,560
       1,100  5.200%, 7/01/31                                          7/11 at 100.00        AA       1,128,358

       1,300 New Jersey Economic Development Authority, First          7/08 at 102.00         A       1,347,164
              Mortgage Revenue Fixed-Rate Bonds (Cadbury Corporation
              Project), Series 1998A, 5.500%, 7/01/18

----
22

   Principal                                                            Optional Call                    Market
Amount (000) Description                                                  Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 7.5%

    $    200 Atlantic City, New Jersey, General Obligation General       No Opt. Call         A $       214,408
              Improvement Bonds, Series 1994, 5.650%, 8/15/04

       1,445 Clifton, New Jersey, General Obligation Bonds, Series     1/11 at 100.00       AAA       1,502,554
              2002, 5.000%, 1/15/19

         500 Board of Education of the Township of Hillsborough,         No Opt. Call        AA         586,735
              County of Somerset, State of New Jersey, General
              Obligation School Purpose Bonds, Series 1992, 5.875%,
              8/01/11

       3,500 Board of Education of the Township of Middleton, County   8/10 at 100.00       AAA       3,572,100
              of Monmouth, State of New Jersey, Refunding School
              Bonds, 5.000%, 8/01/22

             State of New Jersey, General Obligation Bonds, Series D:
         200  0.000%, 2/15/03                                            No Opt. Call        AA         198,544
       1,000  5.800%, 2/15/07                                            No Opt. Call        AA       1,130,280

         165 Parsippany-Troy Hills Township, New Jersey, General         No Opt. Call       AA-         144,231
              Obligation Bonds, Series 1992, 0.000%, 4/01/07

         185 Board of Education of the City of Perth Amboy, County       No Opt. Call       AAA         200,806
              of Middlesex, State of New Jersey, School Bonds,
              6.200%, 8/01/04

       2,000 Commonwealth of Puerto Rico, Public Improvement           7/07 at 101.50       AAA       2,098,920
              Refunding Bonds, Series 1997, 5.375%, 7/01/21

       1,500 Commonwealth of Puerto Rico, Public Improvement           7/11 at 100.00       AAA       1,534,350
              Refunding Bonds, Series 2001, 5.125%, 7/01/30

         250 Union City, County of Hudson, State of New Jersey,          No Opt. Call       AAA         301,955
              General Obligation School Purpose Bonds, Series 1992,
              6.375%, 11/01/10
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 15.8%

         500 Essex County Improvement Authority, New Jersey, County   12/02 at 102.00      Baa1         512,565
              Guaranteed Pooled Revenue Bonds, Series 1992A, 6.500%,
              12/01/12

         960 Board of Education of the Borough of Little Ferry,          No Opt. Call       N/R       1,033,709
              Bergen County, New Jersey, Certificates of
              Participation, 6.300%, 1/15/08

         250 Mercer County Improvement Authority, New Jersey, Solid      No Opt. Call       Aa2         242,748
              Waste Revenue Bonds, County Guaranteed Site and
              Disposal Facilities Project, Refunding Issue 1992,
              0.000%, 4/01/04

       3,000 Middlesex County, New Jersey, Certificates of             8/11 at 100.00       AAA       3,068,130
              Participation, Series 2001, 5.000%, 8/01/22

       3,025 Middlesex County Improvement Authority, New Jersey,       9/09 at 100.00       AAA       3,255,959
              County Guaranteed Open Space Trust Fund Revenue Bonds,
              Series 1999, 5.250%, 9/15/15

       5,280 New Jersey Economic Development Authority, Lease         11/08 at 101.00       Aaa       5,223,451
              Revenue Bonds, Series 1998 (Bergen County
              Administration Complex), 4.750%, 11/15/26

         300 New Jersey Economic Development Authority, Market           No Opt. Call       AAA         328,527
              Transition Facility Senior Lien Revenue Bonds, Series
              1994A, 7.000%, 7/01/04

         100 North Jersey District Water Supply Commission of the      7/03 at 102.00       AAA         105,432
              State of New Jersey, Revenue Refunding Bonds, Wanaque
              South Project, Series 1993, 5.700%, 7/01/05

         170 Puerto Rico Aqueduct and Sewer Authority, Refunding       7/06 at 101.50        A-         177,091
              Bonds, Guaranteed by the Commonwealth of Puerto Rico,
              Series 1995, 5.000%, 7/01/15

       5,000 Puerto Rico Public Finance Corporation, Commonwealth        No Opt. Call       AAA       5,311,850
              Appropriation Bonds, 1998 Series A, 5.125%, 6/01/24

       5,000 Union County Utilities Authority, New Jersey, Solid       6/08 at 102.00       AA+       5,006,000
              Waste Bonds, County Deficiency Agreement,
              Series 1998A, 5.000%, 6/15/28 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Transportation - 15.7%

       2,150 Delaware River Port Authority, States of New Jersey and   1/08 at 101.00       AAA       2,170,188
              Pennsylvania, Port District Project Bonds, Series
              1998B, 5.000%, 1/01/26

       3,500 Delaware River Port Authority, States of New Jersey and   1/10 at 100.00       AAA       3,877,685
              Pennsylvania, Revenue Bonds, Series 1999, 5.750%,
              1/01/22

         100 Parking Authority of the City of Hoboken, County of       9/02 at 102.00      Baa1         102,239
              Hudson, New Jersey, Parking General Revenue Refunding
              Bonds, Series 1992A, 6.625%, 3/01/09

       1,750 New Jersey Turnpike Authority, Turnpike Revenue Bonds,      No Opt. Call        A-       2,036,265
              Series 1991C, 6.500%, 1/01/08

----
23

Portfolio of Investments (Unaudited)
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                            Optional Call                    Market
Amount (000) Description                                                  Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------
             Transportation (continued)

    $    125 Port Authority of New York and New Jersey, Consolidated  10/04 at 101.00       AAA $       136,245
              Bonds, Ninety Sixth Series, 6.600%, 10/01/23
              (Alternative Minimum Tax)

       3,000 Port Authority of New York and New Jersey, Consolidated   6/05 at 101.00       AAA       3,184,140
              Bonds, One Hundredth Series, 5.750%, 6/15/30

         200 Port Authority of New York and New Jersey, Consolidated   7/04 at 101.00       AA-         213,632
              Bonds, Ninety Fifth Series, 5.500%, 7/15/05
              (Alternative Minimum Tax)

       1,000 Port Authority of New York and New Jersey, Consolidated   1/07 at 101.00       AA-       1,033,110
              Bonds, One Hundred Ninth Series, 5.375%, 7/15/22

       2,000 Port Authority of New York and New Jersey, Consolidated   6/05 at 101.00       AA-       2,072,560
              Bonds, One Hundred Thirteenth Series, 5.250%, 12/01/13
              (Alternative Minimum Tax)

             Port Authority of New York and New Jersey, Special
             Project Bonds, Series 6, JFK International Air Terminal
             LLC Project:
       2,125  6.250%, 12/01/08 (Alternative Minimum Tax)                 No Opt. Call       AAA       2,447,278
       1,000  7.000%, 12/01/12 (Alternative Minimum Tax)                 No Opt. Call       AAA       1,221,410
       2,000  5.750%, 12/01/22 (Alternative Minimum Tax)              12/07 at 102.00       AAA       2,106,920
       3,100  5.750%, 12/01/25 (Alternative Minimum Tax)              12/07 at 100.00       AAA       3,216,839

          45 South Jersey Transportation Authority, New Jersey,       11/02 at 102.00       AAA          46,229
              Transportation System Revenue Bonds, 1992 Series B,
              5.900%, 11/01/06
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 12.4%

         100 Board of Education of Atlantic City, Atlantic County,    12/02 at 102.00       AAA         103,190
              New Jersey, School Bonds, Series 1992,
              6.000%, 12/01/06 (Pre-refunded to 12/01/02)

         100 Atlantic County, New Jersey, General Improvement Bonds,   1/04 at 101.00       AAA         106,901
              6.000%, 1/01/07 (Pre-refunded to 1/01/04)

         150 Bergen County Utilities Authority, New Jersey, 1992      12/02 at 102.00       AAA         155,054
              Water Pollution Control System Revenue Bonds, Series
              B, 6.000%, 12/15/13 (Pre-refunded to 12/15/02)

             Essex County Improvement Authority, City of Newark, New
              Jersey, General Obligation Lease Revenue
             Bonds, Series 1994:
         620  6.350%, 4/01/07 (Pre-refunded to 4/01/04)                4/04 at 102.00   BBB+***         677,970
         450  6.600%, 4/01/14 (Pre-refunded to 4/01/04)                4/04 at 102.00   BBB+***         493,830

         100 Essex County Improvement Authority, New Jersey, General  12/04 at 102.00       AAA         113,728
              Obligation Lease Revenue Bonds, Series 1994 (County
              Jail and Youth House Projects), 6.900%, 12/01/14
              (Pre-refunded to 12/01/04)

       1,680 Lafayette Yard Community Development Corporation, City    4/10 at 101.00       Aaa       1,981,022
              of Trenton, New Jersey, Hotel/Conference Center
              Project Revenue Bonds, Series 2000, 6.000%, 4/01/29
              (Pre-refunded to 4/01/10)

       2,645 Board of Education of the Township of Middletown,         8/07 at 100.00       AAA       3,028,419
              County of Monmouth, New Jersey, School Bonds, 5.800%,
              8/01/21 (Pre-refunded to 8/01/07)

       1,030 New Jersey Healthcare Facilities Financing Authority,       No Opt. Call       AAA       1,225,329
              Revenue Bonds, Hackensack Hospital, Series 1979A,
              8.750%, 7/01/09

             New Jersey Healthcare Facilities Financing Authority,
             Revenue Bonds, Newark Beth Israel Medical Center Issue,
             Series 1994:
         200  5.800%, 7/01/07 (Pre-refunded to 7/01/04)                7/04 at 102.00       AAA         219,076
         200  6.000%, 7/01/16 (Pre-refunded to 7/01/04)                7/04 at 102.00       AAA         219,798

         250 New Jersey Healthcare Facilities Financing Authority,     8/04 at 102.00       AAA         277,373
              Refunding Revenue Bonds, Irvington General Hospital
              Issue (FHA-Insured Mortgage), Series 1994, 6.375%,
              8/01/15 (Pre-refunded to 8/01/04)

         250 New Jersey Healthcare Facilities Financing Authority,     7/04 at 102.00       AAA         276,165
              Revenue Bonds, Monmouth Medical Center Issue, Series
              C, 6.250%, 7/01/16 (Pre-refunded to 7/01/04)

             New Jersey Healthcare Facilities Financing Authority,
             Revenue Bonds, Bayonne Hospital Obligated Group, Series
             1994:
          35  6.400%, 7/01/07 (Pre-refunded to 7/01/04)                7/04 at 102.00       AAA          38,717
          25  6.250%, 7/01/12 (Pre-refunded to 7/01/04)                7/04 at 102.00       AAA          27,587

         180 New Jersey Economic Development Authority, Economic      12/02 at 101.50    Aa3***         184,952
              Growth Bonds (Composite Issue), 1992 Second Series A3,
              6.550%, 12/01/07 (Alternative Minimum Tax)
              (Pre-refunded to 12/01/02)

         625 New Jersey Economic Development Authority, Insured        5/05 at 102.00       AAA         705,438
              Revenue Bonds (Educational Testing Service Issue),
              Series 1995B, 6.125%, 5/15/15 (Pre-refunded to 5/15/05)

----
24

   Principal                                                            Optional Call                             Market
Amount (000) Description                                                  Provisions* Ratings**                    Value
------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

    $    650 New Jersey Economic Development Authority, Market         7/04 at 102.00       AAA         $        713,252
              Transition Facility Senior Lien Revenue Bonds, Series
              1994A, 5.875%, 7/01/11 (Pre-refunded to 7/01/04)

          70 New Jersey Turnpike Authority, Turnpike Revenue Bonds,      No Opt. Call       AAA                   72,106
              1984 Series, 10.375%, 1/01/03

         200 New Jersey Wastewater Treatment Trust, Wastewater         4/04 at 102.00    Aa1***                  219,436
              Treatment Bonds, Series 1994A, 6.500%, 4/01/14
              (Pre-refunded to 4/01/04)

       2,000 Commonwealth of Puerto Rico, Public Improvement           7/05 at 101.50       AAA                2,242,080
              Refunding Bonds of 1995, 5.750%, 7/01/24 (Pre-refunded
              to 7/01/05)

       3,900 Puerto Rico Infrastructure Financing Authority, Special  10/10 at 101.00       AAA                4,126,707
              Obligation Bonds, 2000 Series A, 5.375%, 10/01/24

          55 South Jersey Transportation Authority, New Jersey,       11/02 at 102.00       AAA                   56,530
              Transportation System Revenue Bonds, 1992 Series B,
              5.900%, 11/01/06 (Pre-refunded to 11/01/02)

       1,100 Sparta Township School District, New Jersey, General      9/06 at 100.00       AAA                1,246,465
              Obligation Unlimited Tax Bonds, 5.800%, 9/01/18
              (Pre-refunded to 9/01/06)

         300 Wanaque Borough Sewerage Authority, Passaic County, New  12/02 at 102.00     A3***                  310,314
              Jersey, Sewer Revenue Bonds (Bank Qualified), Series
              1992, 7.000%, 12/01/21 (Pre-refunded to 12/01/02)

          75 Wanaque Valley Regional Sewerage Authority, Passaic       9/03 at 102.00   Baa1***                   79,961
              County, New Jersey, Sewer Revenue Bonds, 1993 Series
              A, 6.125%, 9/01/22 (Pre-refunded to 9/01/03)
------------------------------------------------------------------------------------------------------------------------
             Utilities - 4.3%

       1,155 Pollution Control Financing Authority, Camden County,    12/02 at 101.00        B2                1,150,784
              New Jersey, Solid Waste Disposal and Resource Recovery
              System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

       2,500 New Jersey Economic Development Authority, Pollution        No Opt. Call      Baa1                2,588,950
              Control Revenue Refunding Bonds, PSEG Power LLC
              Project, Series 2001A, 5.000%, 3/01/12

         300 Port Authority of New York and New Jersey, Special          No Opt. Call       N/R                  316,383
              Project Bonds, KIAC Partners Project, Series 4,
              7.000%, 10/01/07 (Alternative Minimum Tax)

         790 Puerto Rico Electric Power Authority, Power Revenue         No Opt. Call        A-                  935,716
              Bonds, Series S, 7.000%, 7/01/07

       1,500 Puerto Rico Electric Power Authority, Power Revenue       7/05 at 100.00        A-                1,522,170
              Refunding Bonds, Series Z, 5.250%, 7/01/21
------------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.8%

       2,675 North Hudson Sewerage Authority, New Jersey, Sewer        8/06 at 101.00       AAA                2,733,741
              Revenue Bonds, Series 1996, 5.125%, 8/01/22
------------------------------------------------------------------------------------------------------------------------
    $141,555 Total Investments (cost $140,403,547) - 97.2%                                                   148,172,117
------------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.6%

    $  2,500 New Jersey Economic Development Authority, Revenue Bonds, Lawrenceville     VMIG-1                2,500,000
------------  School Project, Series 2001, Variable Rate Demand Obligations, 1.600%,
              7/01/31+
             ----------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.2%                                                              1,767,223
             ----------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                           $   152,439,340
             ----------------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                See accompanying notes to financial statements.

----
25

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK MUNICIPAL BOND FUND
August 31, 2002

   Principal                                                                            Optional Call                    Market
Amount (000) Description                                                                  Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------------
             Basic Materials - 0.5%

    $    700 Essex County Industrial Development Agency, New York, Environmental      11/09 at 101.00       BBB $       727,489
              Improvement Revenue Bonds, 1999 Series A (International Paper Company
              Projects), 6.450%, 11/15/23 (Alternative Minimum Tax)

         750 Jefferson County Industrial Development Agency, New York, Solid Waste    11/02 at 102.00       BBB         768,248
              Disposal Revenue Bonds, Champion International Corporation Project,
              Multi-Modal Interchangeable Series 1990, 7.200%, 12/01/20 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.9%

       1,325 Erie Tobacco Asset Securitization Corporation, Erie County, New York,     7/10 at 101.00        A1       1,391,330
              Senior Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.000%,
              7/15/20

             Monroe Tobacco Asset Securitization Corporation, New York, Tobacco
             Settlement Asset-Backed Bonds, Series 2000:
         250  6.000%, 6/01/15                                                          6/10 at 101.00        A1         266,885
       1,165  6.150%, 6/01/25                                                          6/10 at 101.00        A1       1,214,058

       2,080 New York Counties Tobacco Trust I, Tobacco Settlement Pass-through        6/10 at 101.00        A1       2,137,075
              Bonds, Series 2000, 5.800%, 6/01/23

       1,455 New York Counties Tobacco Trust II, Tobacco Settlement Pass-through       6/11 at 101.00        A1       1,429,290
              Bonds, Series 2001,  5.250%, 6/01/25

       1,500 Nassau County Tobacco Settlement Corporation, New York, Tobacco           7/09 at 101.00        A2       1,591,260
              Settlement Asset-Backed Bonds, Series A, 6.500%, 7/15/27

         815 Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco    6/12 at 100.00        A1         795,285
              Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25

       2,750 TSASC, Inc., New York, Tobacco Flexible Amortization Bonds, Series        7/09 at 101.00       Aa1       2,873,915
              1999-1, 6.250%, 7/15/27

       1,500 TSASC, Inc., New York, Tobacco Asset-Backed Bonds, Series 2002-1,         7/12 at 100.00       Aa1       1,489,515
              5.500%, 7/15/24

       2,500 Westchester Tobacco Asset Securitization Corporation, New York, Tobacco   7/10 at 101.00        A1       2,724,525
              Settlement Asset-Backed Bonds, Series 1999, 6.750%, 7/15/29
-------------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.8%

       2,000 Industrial Development Agency, City of Albany, New York, Civic Facility  10/10 at 100.00        AA       2,141,900
              Revenue Bonds, The Albany Law School of Union University Project,
              Series 2000A, 5.750%, 10/01/30

       1,750 Industrial Development Agency, Town of Brookhaven, New York, 1993 Civic   3/03 at 102.00      BBB-       1,544,865
              Facility Revenue Bonds (Dowling College/The National Aviation and
              Transportation Center Civic Facility), 6.750%, 3/01/23

       1,000 Cattaraugus County Industrial Development Agency, New York, Civic         7/10 at 102.00      Baa1       1,070,780
              Facility Revenue Bonds, Jamestown Community College Issue, Series
              2000A, 6.500%, 7/01/30

       2,470 Dutchess County Industrial Development Agency, New York, Civic Facility  11/03 at 102.00        A3       2,604,467
              Revenue Bonds, The Bard College Project, Series 1992, 7.000%, 11/01/17

         700 The Trust for Cultural Resources of the City of New York, New York,       7/10 at 101.00         A         767,025
              Revenue Bonds, The Museum of American Folk Art, Series 2000, 6.000%,
              7/01/22

       1,000 The Trust for Cultural Resources of the City of New York, New York,       7/12 at 100.00       AAA       1,015,380
              Revenue Bonds, The Museum of Modern Art, Series 2001D, 5.125%, 7/01/31

       1,750 New York City Industrial Development Agency, New York, Civic Facility     7/12 at 100.00        A1       1,757,875
              Revenue Bonds, American Council of Learned Societies Project, Series
              2002, 5.250%, 7/01/27 (WI, settling 9/10/02)

             New York City Industrial Development Agency, New York, Civic Facility
             Revenue Bonds, College of New Rochelle Project, Series 1995:
       1,000  6.200%, 9/01/10                                                          9/05 at 102.00      Baa2       1,075,730
       1,000  6.300%, 9/01/15                                                          9/05 at 102.00      Baa2       1,063,430

         700 New York City Industrial Development Agency, New York, Civic Facility    11/10 at 101.00      BBB-         726,096
              Revenue Bonds, 2000 Polytechnic University Project, 6.000%, 11/01/20

         750 Dormitory Authority of the State of New York, City University System        No Opt. Call        A3         907,613
              Consolidated Second General Resolution Revenue Bonds, Series 1990C,
              7.500%, 7/01/10

       1,500 Dormitory Authority of the State of New York, City University System        No Opt. Call       AA-       1,696,965
              Consolidated Second General Resolution Revenue Bonds, Series 1993A,
              5.750%, 7/01/07

----
26

   Principal                                                                            Optional Call                     Market
Amount (000) Description                                                                  Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

   $   1,000 Dormitory Authority of the State of New York, State University            5/14 at 100.00       AA-  $     1,092,910
              Educational Facilities Revenue Bonds, Series 1993B, 5.250%, 5/15/19

         500 Dormitory Authority of the State of New York, Revenue Bonds, Upstate      7/10 at 101.00       AAA          545,250
              Community Colleges, Series 2000A, 5.750%, 7/01/29

       1,750 Dormitory Authority of the State of New York, Revenue Bonds, University   7/09 at 101.00        A+        1,854,738
              of Rochester, Series 1999B, 5.625%, 7/01/24

       1,250 Dormitory Authority of the State of New York, Revenue Bonds, Pratt        7/09 at 102.00        AA        1,371,038
              Institute, Series 1999,
              6.000%, 7/01/24

       2,700 Dormitory Authority of the State of New York, Marymount Manhattan         7/09 at 101.00        AA        3,001,023
              College Insured Revenue Bonds, Series 1999, 6.250%, 7/01/29

         835 Dormitory Authority of the State of New York, State University            5/10 at 101.00       AAA        1,171,054
              Educational Facilities Revenue Bonds, RITES Series PA-781A, 13.680%,
              5/15/14 (IF)

         500 Dormitory Authority of the State of New York, State University            5/10 at 101.00       AAA          688,395
              Educational Facilities Revenue Bonds, RITES Series PA-781B, 13.680%,
              5/15/16 (IF)

         670 Dormitory Authority of the State of New York, State University            5/10 at 101.00       AAA          909,646
              Educational Facilities Revenue Bonds, RITES Series PA-781C, 13.680%,
              5/15/17 (IF)

       1,335 Dormitory Authority of the State of New York, State University              No Opt. Call       AAA        2,010,964
              Educational Facilities Revenue Bonds, RITES Series PA-781R, 13.680%,
              5/15/16 (IF)

         685 Dormitory Authority of the State of New York, D'Youville College          7/11 at 102.00        AA          713,407
              Insured Revenue Bonds, Series 2001, 5.250%, 7/01/20

       3,000 Niagara County Industrial Development Agency, New York, Civic Facility   11/11 at 101.00        AA        3,241,200
              Revenue Bonds, Niagara University Project, Series 2001A, 5.500%,
              11/01/16

       3,515 Suffolk County Industrial Development Agency, New York, Civic Facility    6/04 at 102.00      BBB-        2,986,555
              Revenue Bonds (Dowling College Civic Facility), Series 1994, 6.625%,
              6/01/24

       1,000 Suffolk County Industrial Development Agency, New York, Civic Facility   12/06 at 102.00      BBB-          871,420
              Revenue Refunding Bonds (Dowling College Civic Facility), Series 1996,
              6.700%, 12/01/20

             Industrial Development Agency, City of Utica, New York, Civic Facility
             Revenue Bonds (Utica College Project), Series 1998A:
         560  5.300%, 8/01/08                                                            No Opt. Call       N/R          559,944
       1,000  5.750%, 8/01/28                                                          8/08 at 102.00       N/R          908,280
--------------------------------------------------------------------------------------------------------------------------------
             Healthcare - 10.2%

       1,000 New York City Industrial Development Agency, New York, Civic Facility     7/12 at 101.00      BBB-        1,008,870
              Revenue Bonds, Staten Island University Hospital Project, Series
              2002C, 6.450%, 7/01/32

         745 New York City Industrial Development Agency, New York, Civic Facility     7/12 at 100.00      Baa3          754,253
              Revenue Bonds, Staten Island University Hospital Project, Series
              2001B, 6.375%, 7/01/31

       3,300 Dormitory Authority of the State of New York, FHA-Insured Mortgage        2/07 at 102.00       AAA        3,598,815
              Nursing Home Revenue Bonds, Menorah Campus, Inc., Series 1997, 5.950%,
              2/01/17

         820 Dormitory Authority of the State of New York, Revenue Bonds, NYACK        7/06 at 102.00       Ba3          761,706
              Hospital, Series 1996,
              6.000%, 7/01/06

       2,250 Dormitory Authority of the State of New York, The Rosalind and Joseph     2/07 at 102.00       AAA        2,374,740
              Gurwin Jewish Geriatric Center of Long Island, Inc., FHA-Insured
              Mortgage Nursing Home Revenue Bonds, Series 1997,
              5.700%, 2/01/37

       1,650 Dormitory Authority of the State of New York, Mount Sinai NYU Health      7/10 at 101.00      Baa2        1,780,928
              Obligated Group Revenue Bonds, Series 2000A, 6.500%, 7/01/25

       3,000 Dormitory Authority of the State of New York, Catholic Health Services    7/10 at 101.00        A3        3,324,360
              of Long Island Revenue Bonds, Series 2000A, St. Catherine of Sienna
              Medical Center, 6.500%, 7/01/20

       2,900 Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill   7/11 at 101.00        A3        2,978,474
              Hospital Obligated Group, Series 2001, 5.500%, 7/01/30

         575 New York State Medical Care Facilities Finance Agency, Hospital and       2/03 at 102.00       AAA          587,311
              Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series B,
              6.200%, 8/15/22

----
27

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                                            Optional Call                    Market
Amount (000) Description                                                                  Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

   $   5,000 New York State Medical Care Facilities Finance Agency, Hospital Insured   2/04 at 102.00       AAA $     5,081,750
              Mortgage Revenue Bonds, 1994 Series A Refunding, 5.375%, 2/15/25

         310 New York State Medical Care Facilities Finance Agency, Hospital and       2/03 at 100.00        AA         311,333
              Nursing Home Insured Mortgage Revenue Bonds, 1989 Series B, 7.350%,
              2/15/29

       1,000 New York State Medical Care Facilities Finance Agency, FHA-Insured        2/05 at 102.00        AA       1,071,340
              Mortgage Project Revenue Bonds, 1995 Series B, 6.100%, 2/15/15

         960 New York State Medical Care Facilities Finance Agency, Health Center     11/05 at 102.00       Aa1       1,036,829
              Projects Revenue Bonds, Secured Mortgage Program, Series 1995A,
              6.375%, 11/15/19

       1,020 New York State Medical Care Facilities Finance Agency, Hospital and       2/04 at 102.00        AA       1,090,237
              Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
              6.200%, 2/15/21

         280 New York State Medical Care Facilities Finance Agency, Hospital and       2/03 at 101.00        AA         291,144
              Nursing Home Insured Mortgage Revenue Bonds, 1991 Series A, 7.450%,
              8/15/31

       1,915 Newark-Wayne Community Hospital, Inc., New York, Hospital Revenue         9/03 at 102.00       N/R       1,888,037
              Improvement and Refunding Bonds, Series 1993A, 7.600%, 9/01/15

             Suffolk County Industrial Development Agency, New York, Civic Facility
             Revenue Bonds, Huntington Hospital Project, Series 2002C:
         850   6.000%, 11/01/22                                                       11/12 at 100.00      Baa1         877,676
       1,220   5.875%, 11/01/32                                                       11/12 at 100.00      Baa1       1,233,383

       2,000 New York City Industrial Development Agency, New York, Civic Facility    12/02 at 102.00       BBB       2,027,080
              Revenue Bonds (1992 Jewish Board of Family and Children's Services,
              Inc. Project), 6.750%, 12/15/12

       1,000 City of Yonkers Industrial Development Authority, New York, Civic         7/11 at 101.00        BB       1,012,190
              Facility Revenue Bonds, St. John's Riverside Hospital Project, Series
              2001A, 7.125%, 7/01/31
-------------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 7.4%

       1,000 City of Batavia Housing Authority, New York, Tax-Exempt Mortgage          1/03 at 101.00       Aaa       1,010,090
              Revenue Refunding Bonds (Washington Towers - FHA-Insured Mortgage),
              Series 1994A, 6.500%, 1/01/23

         335 Housing Authority, East Syracuse, New York, Mortgage Revenue Refunding    4/10 at 102.00       AAA         369,465
              Bonds, Series 2001A (FHA- Insured Mortgage Loan - Bennett Manor
              Section 8 Assisted Project), 6.700%, 4/01/21

       2,000 New York City Housing Development Corporation, New York, Multifamily      4/03 at 102.00       AAA       2,058,960
              Mortgage Revenue Bonds (FHA-Insured Mortgage Loan), Series 1993A,
              6.550%, 10/01/15

             New York City Housing Development Corporation, New York, Multifamily
             Housing Revenue Bonds, Series 2001A:
       2,000   5.500%, 11/01/31                                                        5/11 at 101.00        AA       2,068,800
       2,000   5.600%, 11/01/42                                                        5/11 at 101.00        AA       2,074,660

       2,000 New York City Housing Development Corporation, New York, Multifamily     11/11 at 100.00        AA       2,022,040
              Housing Revenue Bonds, Series 2001C2, 5.400%, 11/01/33 (Alternative
              Minimum Tax)

             New York City Housing Development Corporation, New York, Multifamily
             Housing Revenue Bonds, Series 2002A:
         910   5.375%, 11/01/23 (Alternative Minimum Tax)                              5/12 at 100.00        AA         928,846
         450   5.500%, 11/01/34 (Alternative Minimum Tax)                              5/12 at 100.00        AA         461,156

       2,240 New York State Housing Finance Agency, Housing Project Mortgage Revenue   5/06 at 102.00       AAA       2,457,168
              Bonds, 1996 Series A Refunding, 6.125%, 11/01/20

             New York State Housing Finance Agency, Insured Multifamily Mortgage
             Housing Revenue Bonds, 1992 Series A:
       1,585   6.950%, 8/15/12                                                         2/03 at 102.00        AA       1,632,566
         480   7.000%, 8/15/22                                                         2/03 at 102.00        AA         493,310

       1,000 New York State Housing Finance Agency, Multifamily Housing Revenue        2/04 at 102.00       Aa1       1,042,260
              Bonds, Secured Mortgage Program, 1994 Series C, 6.450%, 8/15/14

       1,000 New York State Housing Finance Agency, Multifamily Housing Revenue        8/11 at 101.00       Aa1       1,045,190
              Bonds, Secured Mortgage Program, 2001 Series B, 5.625%, 8/15/33
              (Alternative Minimum Tax)

----
28

   Principal                                                            Optional Call                    Market
Amount (000) Description                                                  Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

   $   1,000 New York State Housing Finance Agency, Multifamily        8/11 at 100.00       Aa1 $     1,044,880
              Housing Revenue Bonds, Secured Mortgage Program, 2001
              Series F, 5.700%, 8/15/32 (Alternative Minimum Tax)

       1,000 New York State Housing Finance Agency, Multifamily        8/11 at 100.00       Aa1       1,021,620
              Housing Revenue Bonds, Secured Mortgage Program, 2001
              Series G, 5.400%, 8/15/33

       1,295 Tonawanda Housing Authority, New York, Housing Revenue    9/09 at 103.00       N/R       1,312,949
              Bonds (Kibler Senior Housing, L.P. Project), Series
              1999B, 7.750%, 9/01/31

       3,030 Westchester County Industrial Development Agency, New     8/11 at 102.00       Aaa       3,113,567
              York, Civic Facility Revenue Bonds, GNMA
              Collateralized Mortgage Loan, Living Independently for
              the Elderly, Inc. Project, Series 2001A,
              5.400%, 8/20/32
---------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.0%

       1,500 State of New York Mortgage Agency, Homeowner Mortgage     9/04 at 102.00       Aa1       1,578,990
              Revenue Bonds, Series 43,
              6.450%, 10/01/17

         860 State of New York Mortgage Agency, Homeowner Mortgage     3/05 at 102.00       Aa1         906,277
              Revenue Bonds, 1995 Series 46, 6.600%, 10/01/19
              (Alternative Minimum Tax)

       2,000 State of New York Mortgage Agency, Homeowner Mortgage    10/09 at 100.00       Aa1       2,069,440
              Revenue Bonds, Series 82, 5.650%, 4/01/30 (Alternative
              Minimum Tax)

       1,470 State of New York Mortgage Agency, Homeowner Mortgage     4/10 at 100.00       Aa1       1,542,956
              Revenue Bonds, Series 95,
              5.625%, 4/01/22

         280 State of New York Mortgage Agency, Mortgage Revenue      10/10 at 100.00       Aaa         286,824
              Bonds, Twenty Ninth Series, 5.450%, 4/01/31
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.2%

       1,320 Village of East Rochester Housing Authority, New York,   12/11 at 101.00       Aaa       1,348,103
              Revenue Refunding Bonds, GNMA Security - Genesee
              Valley Presbyterian Nursing Center Project, Series
              2001, 5.200%, 12/20/24

         965 Nassau County Industrial Development Agency, New York,    7/11 at 101.00       N/R         979,398
              Civic Facility Revenue Bonds, Special Needs Facilities
              Pooled Program, Series 2001-B1, 7.250%, 7/01/16

       1,335 New York City Industrial Development Agency, New York,    7/10 at 102.00       N/R       1,420,774
              Civic Facility Revenue Bonds, Special Needs Facilities
              Pooled Program, Series 2000, 8.125%, 7/01/19

       2,000 Dormitory Authority of the State of New York, Bishop      7/06 at 102.00       Aa1       2,082,040
              Henry R. Hucles Nursing Home, Inc., Revenue Bonds,
              Series 1996, 6.000%, 7/01/24

       2,240 Dormitory Authority of the State of New York, W.K.        8/06 at 102.00       AAA       2,434,342
              Nursing Home Corporation, FHA-Insured Mortgage Revenue
              Bonds, Series 1996, 5.950%, 2/01/16

       1,000 Dormitory Authority of the State of New York, The         7/10 at 102.00         A       1,104,150
              Miriam Osborn Memorial Home Association, Revenue
              Bonds, Series 2000B, 6.375%, 7/01/29

       1,500 Dormitory Authority of the State of New York, Concord     7/10 at 101.00        A1       1,651,890
              Nursing Home, Inc., Revenue Bonds,
              Series 2000, 6.500%, 7/01/29

         300 Dormitory Authority of the State of New York, Augustana   2/12 at 101.00       AAA         308,634
              Lutheran Home for the Aged, Inc., FHA- Insured
              Mortgage Nursing Home Revenue Bonds, Series 2001,
              5.400%, 2/01/31

         250 Suffolk County Industrial Development Agency, New York,   7/11 at 101.00       N/R         253,730
              Civic Facility Revenue Bonds, Special Needs Facilities
              Pooled Program, Series 2001-C1, 7.250%, 7/01/16

       5,000 Syracuse Housing Authority, New York, FHA-Insured         2/08 at 102.00       AAA       5,362,350
              Mortgage Revenue Bonds (Loretto Rest Residential
              Healthcare Facility Project), Series 1997A, 5.800%,
              8/01/37
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 2.8%

           5 The City of New York, New York, General Obligation        2/03 at 101.50       AAA           5,096
              Bonds, Fiscal 1992 Series C, 6.625%, 8/01/13

             The City of New York, New York, General Obligation
              Bonds, Fiscal 1996 Series G:
       2,000   5.750%, 2/01/17                                         2/06 at 101.50         A       2,133,300
       2,500   5.750%, 2/01/20                                         2/06 at 101.50         A       2,603,050

       1,750 The City of New York, New York, General Obligation       11/06 at 101.50         A       1,894,550
              Bonds, Fiscal 1997 Series D,
              5.875%, 11/01/11

         635 The City of New York, New York, General Obligation        2/03 at 100.75         A         647,598
              Bonds, Fiscal 1992 Series B, 7.500%, 2/01/06

----
29

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                                            Optional Call                    Market
Amount (000) Description                                                                  Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $    950 Northern Mariana Islands Commonwealth, General Obligation Bonds, Series   6/10 at 100.00         A $     1,001,300
              2000A, 6.000%, 6/01/20

             South Orangetown Central School District, Rockland County, New York,
             Serial General Obligation Bonds, Series 1990:
         390   6.875%, 10/01/08                                                          No Opt. Call        A2         466,889
         390   6.875%, 10/01/09                                                          No Opt. Call        A2         472,095
-------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.0%

         300 Albany Housing Authority, New York, Limited Obligation Bonds, Series     10/05 at 102.00      Baa1         327,798
              1995, 5.850%, 10/01/07

       1,500 Albany Parking Authority, New York, Parking Revenue Bonds, Series 1992A     No Opt. Call      Baa1         727,770
              Refunding,
              0.000%, 11/01/17

       1,250 Battery Park City Authority, New York, Junior Revenue Refunding Bonds,   11/03 at 102.00        A+       1,301,225
              Series 1993A,
              5.800%, 11/01/22

             Canton Human Services Initiative, Inc., New York, Facility Revenue
              Bonds, Series 2001:
       1,000   5.700%, 9/01/24                                                         9/11 at 102.00      Baa2       1,024,390
       1,260   5.750%, 9/01/32                                                         9/11 at 102.00      Baa2       1,289,396

       2,500 Housing New York Corporation, Senior Revenue Refunding Bonds, Series     11/03 at 102.00       AAA       2,573,975
              1993, 5.000%, 11/01/13

             Metropolitan Transportation Authority, New York, State Service Contract
              Refunding Bonds,
             Series 2002A:
       1,825   5.750%, 7/01/18                                                           No Opt. Call       AA-       2,093,585
       4,400   5.125%, 1/01/29                                                         7/12 at 100.00       AA-       4,426,708

             Metropolitan Transportation Authority, New York, Dedicated Tax Fund
              Bonds, Series 2002A:
       4,400   5.250%, 11/15/25                                                       11/12 at 100.00       AAA       4,556,200
       2,000   5.000%, 11/15/30                                                       11/12 at 100.00       AA-       1,989,360

       1,000 Nassau County Interim Finance Authority, New York, Sales Tax Secured     11/10 at 100.00       AAA       1,121,730
              Bonds, Series 2000A,
              5.750%, 11/15/16

       1,700 New York City Transit Authority, New York, Metropolitan Transportation    1/10 at 101.00       AAA       1,862,962
              Authority, Triborough Bridge and Tunnel Authority, Certificates of
              Participation, Series 2000A, 5.875%, 1/01/30

       1,915 New York City Transitional Finance Authority, New York, Future Tax        5/10 at 101.00       Aa3       2,642,298
              Secured Bonds, Residual Interest Certificates, Series 319, 14.470%,
              11/01/17 (IF)

         220 Dormitory Authority of the State of New York, Judicial Facilities Lease  10/02 at 114.14      Baa1         252,375
              Revenue Bonds (Suffolk County Issue), Series 1991A, 9.500%, 4/15/14

       1,000 Dormitory Authority of the State of New York, Revenue Bonds (Department   7/04 at 102.00       AA-       1,049,860
              of Education of the State of New York Issue), Series 1994A, 6.250%,
              7/01/24

       2,900 Dormitory Authority of the State of New York, Department of Health of     7/04 at 102.00       AA-       2,961,509
              the State of New York, Revenue Bonds, Series 1994, 5.500%, 7/01/23

       1,000 Dormitory Authority of the State of New York, Mental Health Services      2/07 at 102.00       AAA       1,079,660
              Facilities Improvement Revenue Bonds, Series 1997A, 5.750%, 8/15/22

       2,485 Dormitory Authority of the State of New York, Mental Health Services      2/07 at 102.00       AA-       2,587,134
              Facilities Improvement Revenue Bonds, Series 1997B, 5.625%, 2/15/21

       1,545 New York State Environmental Facilities Corporation, State Park           3/03 at 101.00       AA-       1,591,968
              Infrastructure Special Obligation Bonds, Series 1993A, 5.750%, 3/15/13

       1,000 New York State Housing Finance Agency, New York City, Health Facilities   5/06 at 101.50         A       1,100,540
              Revenue Bonds,
              1996 Series A Refunding, 6.000%, 11/01/08

       2,520 New York State Housing Finance Agency, Service Contract Obligation        9/03 at 102.00        A3       2,612,232
              Revenue Bonds, 1993 Series C Refunding, 5.875%, 9/15/14

         215 New York State Housing Finance Agency, Service Contract Obligation        9/05 at 102.00       AA-         242,066
              Revenue Bonds, 1995 Series A, 6.375%, 9/15/15

         205 State of New York Municipal Bond Bank Agency, Special Program Revenue     9/02 at 101.00      BBB+         210,966
              Bonds, City of Buffalo Issue, 1991 Series A, 6.875%, 3/15/06

          15 New York State Medical Care Facilities Finance Agency, Mental Health      8/04 at 102.00       AA-          16,327
              Services Facilities Improvement Revenue Bonds, 1994 Series E, 6.500%,
              8/15/24

----
30

   Principal                                                                            Optional Call                    Market
Amount (000) Description                                                                  Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  3,335 New York State Thruway Authority, Highway and Bridge Trust Fund,          4/10 at 101.00       Aaa $     4,599,732
              Residual Interest Certificates, Series 368, 14.080%, 4/01/16 (IF)

       3,000 New York State Thruway Authority, Local Highway and Bridge Service        4/11 at 100.00       AA-       3,201,600
              Contract Bonds, Series 2001, 5.250%, 4/01/17

       5,500 New York State Urban Development Corporation, Revenue Refunding Bonds     1/04 at 102.00       AA-       5,545,595
              (Correctional Facilities), 5.250%, 1/01/21

       1,000 New York State Urban Development Corporation, Project Revenue Bonds,      1/06 at 102.00       AA-       1,104,540
              Onondaga County Convention Center, Refunding Series 1995, 6.250%,
              1/01/20

       5,090 New York State Urban Development Corporation, Correctional Capital        1/03 at 102.00       AA-       5,226,107
              Facilities Revenue Bonds,
              Series 1993 Refunding, 5.500%, 1/01/15

             New York State Urban Development Corporation, State Personal Income Tax
             Revenue Bonds, State Facilities and Equipment, Series 2002A:
       1,500   5.375%, 3/15/18                                                         3/12 at 100.00        AA       1,615,950
       3,500   5.125%, 3/15/27                                                         3/12 at 100.00        AA       3,539,410

       2,000 City School District of Niagara Falls, Niagara County, New York,          6/08 at 101.00       AAA       2,070,120
              Certificates of Participation (High School Facility), Series 1998,
              5.375%, 6/15/28

       1,420 City School District of Niagara Falls, Niagara County, New York,          6/09 at 101.00      BBB-       1,552,088
              Certificates of Participation (High School Facility), Series 2000,
              6.625%, 6/15/28

       1,000 Puerto Rico Highway and Transportation Authority, Transportation          7/10 at 101.00       AAA       1,115,060
              Revenue Bonds, Series B,
              5.750%, 7/01/19

       2,000 34th Street Partnership, Inc., 34th Street Business Improvement           1/03 at 102.00        A1       2,021,860
              District, New York, Capital Improvement Bonds, Series 1993, 5.500%,
              1/01/23

         500 Triborough Bridge and Tunnel Authority, New York, Convention Center         No Opt. Call       AA-         595,770
              Bonds, Series E,
              7.250%, 1/01/10

       1,250 Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands   10/10 at 101.00      BBB-       1,396,363
              Gross Receipts Tax Loan Note), Series 1999A, 6.500%, 10/01/24

       1,960 City of Yonkers Industrial Development Agency, New York, Civic Facility   2/11 at 100.00      BBB-       2,076,698
              Revenue Bonds, Community Development Properties, Yonkers, Inc.
              Project, Series 2001A, 6.625%, 2/01/26
-------------------------------------------------------------------------------------------------------------------------------
             Transportation - 3.4%

             Metropolitan Transportation Authority, New York, Transportation Revenue
              Bonds, Series 2002A
             Refunding:
       1,500   5.500%, 11/15/19                                                       11/12 at 100.00       AAA       1,633,770
       1,000   5.000%, 11/15/30                                                       11/12 at 100.00       AAA       1,001,910

       1,000 New York City Industrial Development Agency, New York, Special Facility   8/07 at 102.00       BB-         594,050
              Revenue Bonds (1990 American Airlines, Inc. Project), Remarketed,
              5.400%, 7/01/20 (Alternative Minimum Tax)

         500 New York City Industrial Development Agency, New York, Special Facility  12/08 at 102.00      BBB-         308,890
              Revenue Bonds, Series 1998 (1998 British Airways PLC Project), 5.250%,
              12/01/32 (Alternative Minimum Tax)

       1,000 Niagara Frontier Transportation Authority, New York (Buffalo/Niagara      4/09 at 101.00       AAA       1,055,410
              International Airport), Airport Revenue Bonds, Series 1999A, 5.625%,
              4/01/29 (Alternative Minimum Tax)

       1,500 Port Authority of New York and New Jersey, Special Project Bonds,        12/07 at 100.00       AAA       1,556,535
              Series 6, JFK International Air Terminal LLC Project, 5.750%, 12/01/25
              (Alternative Minimum Tax)

         250 Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996       6/06 at 102.00       BB-         170,070
              Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
              (Alternative Minimum Tax)

       1,500 Triborough Bridge and Tunnel Authority, New York, General Purpose         1/12 at 100.00       AA-       1,547,910
              Revenue Bonds, Series 2001A, 5.000%, 1/01/19

       3,000 Triborough Bridge and Tunnel Authority, New York, General Purpose         1/10 at 100.00       AA-       3,159,630
              Revenue Bonds, Series 1999B, 5.500%, 1/01/30

----
31

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                                            Optional Call                    Market
Amount (000) Description                                                                  Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 13.4%

   $   1,600 Franklin County Industrial Development Agency, New York, Lease Revenue   11/02 at 102.00  BBB-***  $     1,646,064
              Bonds (County Correctional Facility Project), Series 1992, 6.750%,
              11/01/12 (Pre-refunded to 11/01/02)

       2,000 Metropolitan Transportation Authority, New York, Commuter Facilities      7/07 at 102.00      AAA        2,088,100
              Revenue Bonds, Series 1997B, 5.000%, 7/01/20

       2,000 Metropolitan Transportation Authority, New York, Commuter Facilities      7/09 at 100.00      AAA        2,277,620
              Revenue Bonds, Series 1997C, 5.375%, 7/01/27 (Pre-refunded to 7/01/09)

       4,000 Metropolitan Transportation Authority, New York, Transit Facilities       7/03 at 101.50      AAA        4,205,240
              Service Contract Bonds, Series P, 5.750%, 7/01/15 (Pre-refunded to
              7/01/03)

             Metropolitan Transportation Authority, New York, Dedicated Tax Fund
              Bonds, Series 1999A:
       1,000   5.250%, 4/01/23 (Pre-refunded to 10/01/14)                             10/14 at 100.00      AAA        1,135,800
       2,000   5.000%, 4/01/29 (Pre-refunded to 10/01/14)                             10/14 at 100.00      AAA        2,217,480

       1,500 Metropolitan Transportation Authority, New York, Dedicated Tax Fund       4/10 at 100.00      AAA        1,663,005
              Bonds, Series 2000A, 6.000%, 4/01/30 (Pre-refunded to 4/01/10)

       1,000 The City of New York, New York, General Obligation Bonds, Fiscal 1995     8/04 at 101.00      Aaa        1,116,240
              Series B1, 7.000%, 8/15/16 (Pre-refunded to 8/15/04)

       1,500 New York City Transitional Finance Authority, New York, Future Tax        5/10 at 101.00   AA+***        1,775,670
              Secured Bonds, Fiscal 2000
              Series B, 6.000%, 11/15/29 (Pre-refunded to 5/15/10)

       1,000 New York City Transitional Finance Authority, New York, Future Tax        5/10 at 101.00   AA+***        1,149,490
              Secured Bonds, Fiscal 2000
              Series C, 5.500%, 11/01/29 (Pre-refunded to 5/01/10)

         985 Dormitory Authority of the State of New York, Dormitory Revenue Bonds,    7/04 at 102.00      AAA        1,109,750
              State University Issue,
              Series X, 7.400%, 7/01/24 (Pre-refunded to 7/01/04)

       1,500 Dormitory Authority of the State of New York, Department of Health of     7/05 at 102.00      AAA        1,722,945
              the State of New York, Revenue Bonds, Series 1995, Roswell Park Cancer
              Center, 6.625%, 7/01/24 (Pre-refunded to 7/01/05)

          15 Dormitory Authority of the State of New York, Mental Health Services      2/07 at 102.00   AA-***           17,190
              Facilities Improvement Revenue Bonds, Series 1997B, 5.625%, 2/15/21
              (Pre-refunded to 2/15/07)

         215 New York State Energy Research and Development Authority, Electric        1/03 at 102.00     A***          223,555
              Facilities Revenue Bonds (Long Island Lighting Company Project), 1992
              Series D, 6.900%, 8/01/22 (Alternative Minimum Tax)
              (Pre-refunded to 1/21/03)

         200 New York State Housing Finance Agency, State University Construction        No Opt. Call      AAA          256,934
              Bonds, 1986 Series A,
              8.000%, 5/01/11

         470 New York State Housing Finance Agency, Service Contract Obligation        9/03 at 102.00      AAA          500,935
              Revenue Bonds, 1993 Series C Refunding, 5.875%, 9/15/14 (Pre-refunded to 9/15/03)

       1,785 New York State Housing Finance Agency, Service Contract Obligation        9/07 at 100.00      AAA        2,095,644
              Revenue Bonds, 1995 Series A, 6.375%, 9/15/15 (Pre-refunded to 9/15/07)

       1,175 New York State Medical Care Facilities Finance Agency, Hospital and       2/03 at 102.00      AAA        1,206,314
              Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series D,
              6.450%, 2/15/09 (Pre-refunded to 2/15/03)

             New York State Medical Care Facilities Finance Agency, New York
             Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A:
       1,000   6.750%, 8/15/14 (Pre-refunded to 2/15/05)                               2/05 at 102.00      AAA        1,135,810
       1,000   6.800%, 8/15/24 (Pre-refunded to 2/15/05)                               2/05 at 102.00      AAA        1,137,010

       2,700 New York State Medical Care Facilities Finance Agency, Brookdale          2/05 at 102.00      AAA        3,069,927
              Hospital Medical Center Secured Hospital Revenue Bonds, 1995 Series A,
              6.800%, 8/15/12 (Pre-refunded to 2/15/05)

       1,480 New York State Medical Care Facilities Finance Agency, Hospital and       2/04 at 102.00    AA***        1,607,443
              Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
              6.200%, 2/15/21 (Pre-refunded to 2/15/04)

       1,485 New York State Medical Care Facilities Finance Agency, Mental Health      8/04 at 102.00   AA-***        1,654,379
              Services Facilities Improvement Revenue Bonds, 1994 Series E, 6.500%,
              8/15/24 (Pre-refunded to 8/15/04)

       5,745 New York State Thruway Authority, Local Highway and Bridge Service          No Opt. Call      AAA        8,585,041
              Contract Bonds, Series 2000, Drivers Series 145, Inverse Floaters,
              11.800%, 10/01/08 (IF)

----
32

   Principal                                                                            Optional Call                    Market
Amount (000) Description                                                                  Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------------
             Utilities - 9.9%

   $   6,500 Erie County Industrial Development Agency, New York, Solid Waste         12/10 at 103.00       N/R $     1,462,500
              Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna Project),
              8.875%, 12/01/13 (Alternative Minimum Tax)#

             Long Island Power Authority, New York, Electric System General Revenue
              Bonds, Series 1998A:
       1,000   5.250%, 12/01/26                                                        6/08 at 101.00        A-       1,012,300
       1,000   5.250%, 12/01/26                                                        6/08 at 101.00       AAA       1,023,890
       1,500   5.250%, 12/01/26                                                        6/08 at 101.00       AAA       1,536,810
       4,455   5.500%, 12/01/29                                                        6/03 at 101.00        A-       4,513,628

       2,000 Long Island Power Authority, New York, Electric System General Revenue    9/11 at 100.00        A-       2,045,820
              Bonds, Series 2001A,
               5.375%, 9/01/25

       1,000 Long Island Power Authority, New York, Electric System General Revenue    5/11 at 100.00        A-       1,021,950
              Bonds, Series 2000L,
               5.375%, 5/01/33

       4,950 New York City Industrial Development Agency, New York, Industrial        10/08 at 102.00      BBB-       4,913,123
              Development Revenue Bonds (Brooklyn Navy Yard Cogeneration Partners,
              L.P. Project), Series 1997, 5.750%, 10/01/36
              (Alternative Minimum Tax)

         285 New York State Energy Research and Development Authority, Electric        1/03 at 102.00         A         295,437
              Facilities Revenue Bonds (Long Island Lighting Company Project),
              Series 1992D, 6.900%, 8/01/22 (Alternative Minimum Tax)

       2,435 New York State Energy Research and Development Authority, Pollution       7/05 at 102.00       AAA       2,574,379
              Control Revenue Bonds, New York State Electric and Gas Corporation
              Project, Series 1987A, 6.150%, 7/01/26
              (Alternative Minimum Tax)

       1,500 New York State Energy Research and Development Authority, Facilities      7/05 at 102.00       AAA       1,683,570
              Refunding Revenue Bonds, Series 1995A (Consolidated Edison Company of
              New York, Inc. Project), 6.100%, 8/15/20

       3,000 Power Authority of the State of New York, Revenue Bonds, Series 2000A,   11/10 at 100.00       Aa2       3,059,070
              5.250%, 11/15/40

       1,000 Power Authority of the State of New York, Revenue Bonds, Series 2001,       No Opt. Call       Aa2       1,131,930
              5.500%, 11/15/07

         750 Onondaga County Resource Recovery Agency, New York, System Revenue       11/02 at 102.00       Ba3         592,245
              Bonds (Development Costs), 1992 Series, 7.000%, 5/01/15 (Alternative
              Minimum Tax)

             Suffolk County Industrial Development Agency, New York, 1998 Industrial
             Development Revenue Bonds (Nissequogue Cogen Partners Facility):
       1,800   5.300%, 1/01/13 (Alternative Minimum Tax)                               1/09 at 101.00       N/R       1,729,944
       4,000   5.500%, 1/01/23 (Alternative Minimum Tax)                               1/09 at 101.00       N/R       3,764,240
------------------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.7%

             Monroe County Water Authority, New York, Water Revenue Bonds, Series
              2001:
         850   5.150%, 8/01/22                                                         8/11 at 101.00        AA         870,060
       2,250   5.250%, 8/01/36                                                         8/11 at 101.00        AA       2,301,953

       2,000 New York City Municipal Water Finance Authority, New York, Water and      6/06 at 101.00       AAA       2,214,780
              Sewer System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26

         250 New York City Municipal Water Finance Authority, New York, Water and      6/09 at 101.00       AAA         262,486
              Sewer System Revenue Bonds, Fiscal 2000 Series A, 5.500%, 6/15/32

       2,750 New York City Municipal Water Finance Authority, New York,, Water and     6/10 at 101.00        AA       2,893,573
              Sewer System Revenue Bonds, Fiscal 2001 Series A, 5.500%, 6/15/33

       2,225 New York City Municipal Water Finance Authority, New York, Water and      6/12 at 100.00        AA       2,384,020
              Sewer System Revenue Bonds, Fiscal 2003 Series A, 5.375%, 6/15/19

----
33

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                                            Optional Call                    Market
Amount (000) Description                                                                  Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  4,000 New York State Environmental Facilities Corporation, State Clean Water   11/12 at 100.00       AAA $     4,288,840
              and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue,
              Series 2002F, 5.250%, 11/15/18
-------------------------------------------------------------------------------------------------------------------------------
    $309,785 Total Investments (cost $305,194,054) - 99.2%                                                          323,013,820
-------------------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.8%                                                                     2,687,582
             -----------------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                                  $   325,701,402
             -----------------------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           # Non-income producing security. In September of 2002, the Erie County Acquisition Corporation, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Lackawanna) took possession of the CanFibre of Lackawanna assets on behalf of the various Nuveen Funds.
              Erie County Acquisition Corporation, Inc. has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.
          N/R Investment is not rated.
         (WI)  Security purchased on a when-issued basis.
         (IF) Inverse floating rate security.
                                See accompanying notes to financial statements.

----
34

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
August 31, 2002


   Principal                                                            Optional Call               Market
Amount (000) Description                                                  Provisions* Ratings**      Value
------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 13.8%

    $  1,000 Allegany County Industrial Development Agency, New        8/08 at 102.00    Aaa    $1,004,700
              York, Civic Facility Revenue Bonds (Alfred University
              Civic Facility), Series 1998, 5.000%, 8/01/28

       3,095 Town of Amherst Industrial Development Agency, New        8/10 at 102.00    AAA     3,390,480
              York, Civic Facility Revenue Bonds (UBF Faculty-
              Student Housing Corporation - Village Green Project),
              Series 2000A, 5.750%, 8/01/30

       1,110 Town of Amherst Industrial Development Agency, New        8/12 at 101.00    AAA     1,128,182
              York, Civic Facility Revenue Bonds (UBF Faculty-
              Student Housing Corporation - Creekside Project),
              Series 2002A, 5.000%, 8/01/22

       1,350 Town of Hempstead Industrial Development Agency, New      7/06 at 102.00    AAA     1,479,155
              York, Civic Facility Revenue Bonds (Hofstra University
              Project), Series 1996, 5.800%, 7/01/15

       1,750 The Trust for Cultural Resources of the City of New       4/07 at 101.00    AAA     1,840,143
              York, New York, Revenue Bonds, Series 1997A (American
              Museum of Natural History), 5.650%, 4/01/27

       1,000 New York City Industrial Development Agency, New York,   11/04 at 102.00    AAA     1,113,710
              Civic Facility Revenue Bonds (USTA National Tennis
              Center, Inc. Project), 6.375%, 11/15/14

       1,145 New York City Industrial Development Agency, New York,    6/07 at 102.00    Aaa     1,233,108
              Civic Facility Revenue Bonds (Anti- Defamation League
              Foundation Project), Series 1997A, 5.600%, 6/01/17

       4,000 Dormitory Authority of the State of New York, City          No Opt. Call    AAA     4,673,760
              University System Consolidated Revenue Bonds,
              Series 1993A, 5.750%, 7/01/13

       5,000 Dormitory Authority of the State of New York, State       5/06 at 102.00    AAA     5,273,700
              University Educational Facilities Revenue Bonds,
              Series 1996, 5.500%, 5/15/26

       2,925 Dormitory Authority of the State of New York, Siena       7/07 at 102.00    AAA     3,176,609
              College, Insured Revenue Bonds, Series 1997,
              5.750%, 7/01/26

       3,000 Dormitory Authority of the State of New York, City        1/08 at 102.00    AAA     3,030,840
              University System Consolidated Third General
              Resolution Revenue Bonds, 1997 Series 1, 5.125%,
              7/01/27

       1,625 Dormitory Authority of the State of New York, Fordham     7/08 at 101.00    AAA     1,632,735
              University, Insured Revenue Bonds, Series 1998,
              5.000%, 7/01/28

       3,000 Dormitory Authority of the State of New York, Ithaca      7/08 at 101.00    Aaa     3,053,310
              College, Insured Revenue Bonds, Series 1998,
              5.000%, 7/01/21

       3,250 Dormitory Authority of the State of New York, Upstate     7/10 at 101.00    AAA     3,544,125
              Community Colleges, Revenue Bonds, Series 2000A,
              5.750%, 7/01/29

       5,280 Dormitory Authority of the State of New York,             7/10 at 101.00    AAA     3,632,587
              University of Rochester, Revenue Bonds, Series 2000A,
              0.000%, 7/01/25

       1,000 Dormitory Authority of the State of New York, Pace        7/10 at 101.00    AAA     1,111,070
              University, Insured Revenue Bonds, Series 2000,
              6.000%, 7/01/29

       1,000 Dormitory Authority of the State of New York, City        7/10 at 100.00    AAA     1,021,280
              University System Consolidated Fourth General
              Resolution Revenue Bonds, Series 2000A, 5.125%, 7/01/22

       1,000 Dormitory Authority of the State of New York, Canisius    7/11 at 101.00    AAA     1,030,530
              College, Revenue Bonds, Series 2000, 5.250%, 7/01/30

       1,000 Dormitory Authority of the State of New York, New York      No Opt. Call    AAA     1,110,960
              University, Revenue Bonds, Series 2001-1,
              5.500%, 7/01/40

             Dormitory Authority of the State of New York, State
             University Educational Facilities, Revenue Bonds,
             Series 2002A:
       6,225  5.125%, 5/15/21                                          5/12 at 101.00    AAA     6,437,210
       1,000  5.000%, 5/15/27                                          5/12 at 101.00    AAA     1,006,940
------------------------------------------------------------------------------------------------------------
             Healthcare - 16.3%

       2,980 New York City Health and Hospitals Corporation, New       2/03 at 102.00    AAA     3,078,191
              York, Health System Bonds, 1993 Series A,
              5.750%, 2/15/22

       6,460 Dormitory Authority of the State of New York, St.         8/05 at 102.00    AAA     6,784,744
              Vincent's Hospital and Medical Center of New York,
              FHA-Insured Mortgage Revenue Bonds, Series 1995,
              5.800%, 8/01/25

       3,305 Dormitory Authority of the State of New York, Millard     8/04 at 105.00    AAA     3,383,395
              Fillmore Hospitals, FHA-Insured Mortgage Hospital
              Revenue Bonds, Series 1997, 5.375%, 2/01/32

----
35

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                            Optional Call               Market
Amount (000) Description                                                  Provisions* Ratings**      Value
------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  3,730 Dormitory Authority of the State of New York,             2/06 at 102.00    AAA    $3,928,585
              Maimonides Medical Center, FHA-Insured Mortgage
              Hospital Revenue Bonds, Series 1996A, 5.750%, 8/01/24

       2,500 Dormitory Authority of the State of New York, Southside   2/08 at 101.50    AAA     2,506,875
              Hospital, Secured Hospital Insured Revenue Bonds,
              Series 1998, 5.000%, 2/15/25

       4,000 Dormitory Authority of the State of New York, United      2/08 at 102.00    AAA     4,110,560
              Health Services, FHA-Insured Mortgage Revenue
              Refunding Bonds, Series 1997, 5.375%, 8/01/27

             Dormitory Authority of the State of New York, The New
             York and Presbyterian Hospital, FHA-Insured Mortgage
             Hospital Revenue Bonds, Series 1998:
       6,115  4.750%, 8/01/27                                          2/08 at 101.00    AAA     5,970,686
       1,750  5.000%, 8/01/32                                          2/08 at 101.00    AAA     1,751,540

       3,000 Dormitory Authority of the State of New York, North      11/08 at 101.00    AAA     3,016,770
              Shore Health System Obligated Group, North Shore
              University Hospital Revenue Bonds, Series 1998,
              5.000%, 11/01/23

       2,000 Dormitory Authority of the State of New York,             8/09 at 101.00    AAA     2,088,120
              Montefiore Medical Center, FHA-Insured Mortgage
              Hospital Revenue Bonds, Series 1999, 5.500%, 8/01/38

       3,105 Dormitory Authority of the State of New York, Catholic    7/09 at 101.00    AAA     3,268,385
              Health Services of Long Island Obligated Group, St.
              Charles Hospital and Rehabilitation Center Revenue
              Bonds, Series 1999A, 5.500%, 7/01/22

       2,260 Dormitory Authority of the State of New York, Catholic    7/09 at 101.00    AAA     2,364,096
              Health Services of Long Island Obligated Group, St.
              Francis Hospital Revenue Bonds, Series 1999A, 5.500%,
              7/01/29

       1,000 Dormitory Authority of the State of New York, New         7/09 at 101.00    AAA     1,089,720
              Island Hospital, Insured Revenue Bonds, Series 1999A,
              5.750%, 7/01/19

       5,000 Dormitory Authority of the State of New York, Winthrop    7/11 at 101.00    AAA     5,125,150
              South Nassau University Health System Obligated Group,
              Winthrop University Hospital Association Revenue
              Bonds, Series 2001A, 5.250%, 7/01/31

       1,670 New York State Medical Care Facilities Finance Agency,   11/02 at 101.00    AAA     1,710,164
              Our Lady of Victory Hospital, Project Revenue Bonds,
              1991 Series A, 6.625%, 11/01/16

             New York State Medical Care Facilities Finance Agency,
             Sisters of Charity Hospital of Buffalo, Project Revenue
             Bonds, 1991 Series A:
         500  6.600%, 11/01/10                                        11/02 at 101.00    AAA       518,400
       1,550  6.625%, 11/01/18                                        11/02 at 101.00    AAA     1,602,080

       4,000 New York State Medical Care Facilities Finance Agency,    2/04 at 102.00    AAA     4,065,400
              Hospital Insured Mortgage Revenue Bonds, 1994 Series A
              Refunding, 5.375%, 2/15/25

         620 New York State Medical Care Facilities Finance Agency,    2/03 at 100.00     AA       622,666
              Hospital and Nursing Home Insured Mortgage Revenue
              Bonds, 1989 Series B, 7.350%, 2/15/29

       2,890 New York State Medical Care Facilities Finance Agency,    2/05 at 102.00    AAA     3,097,415
              Montefiore Medical Center, FHA-Insured Mortgage
              Revenue Bonds, 1995 Series A, 5.750%, 2/15/15
------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.8%

       5,000 New York City Housing Development Corporation, New        9/02 at 105.00    AAA     5,259,450
              York, Multifamily Housing Limited Obligation Bonds,
              Series 1991C, Pass-through Certificates, 6.500%,
              2/20/19

             New York State Housing Finance Agency, Housing Project
             Mortgage Revenue Bonds, 1996 Series A Refunding:
       5,650  6.100%, 11/01/15                                         5/06 at 102.00    AAA     6,195,056
       4,980  6.125%, 11/01/20                                         5/06 at 102.00    AAA     5,462,811

         620 New York State Housing Finance Agency, Multifamily       11/02 at 100.00    AAA       658,725
              Housing Revenue Bonds (AMBAC Insured Program), 1989
              Series A, 7.450%, 11/01/28
------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.1%

       4,250 Village of East Rochester Housing Authority, New York,    8/07 at 102.00    AAA     4,514,350
              FHA-Insured Mortgage Revenue Bonds (St. John's Meadows
              Project), Series 1997A, 5.700%, 8/01/27

       1,000 Dormitory Authority of the State of New York, United      1/03 at 102.00    AAA     1,023,550
              Cerebral Palsy Association of Westchester County,
              Inc., Insured Revenue Bonds, Series 1992, 6.200%,
              7/01/12

----
36

   Principal                                                            Optional Call               Market
Amount (000) Description                                                  Provisions* Ratings**      Value
------------------------------------------------------------------------------------------------------------
             Long-Term Care (continued)

    $  2,000 Dormitory Authority of the State of New York, The         8/10 at 101.00       AAA $2,090,940
              Augustana Lutheran Home for the Aged, Inc.,
              FHA-Insured Mortgage Nursing Home Revenue Bonds,
              Series 2000A, 5.500%, 8/01/38

       3,665 Dormitory Authority of the State of New York, Norwegian   8/11 at 101.00       AAA  3,717,300
              Christian Home and Health Center, FHA-Insured Mortgage
              Nursing Home Revenue Bonds, Series 2001, 5.200%,
              8/01/36
------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 9.7%

             Camden Central School District, Oneida County, New
             York, School District Serial Bonds, Series 1991:
         500  7.100%, 6/15/07                                            No Opt. Call       AAA    601,400
         600  7.100%, 6/15/08                                            No Opt. Call       AAA    733,248
         600  7.100%, 6/15/09                                            No Opt. Call       AAA    743,646
         275  7.100%, 6/15/10                                            No Opt. Call       AAA    344,009

         500 Greece Central School District, Monroe County, New          No Opt. Call       AAA    583,665
              York, General Obligation School District Bonds, Series
              1992, 6.000%, 6/15/09

             Town of Halfmoon, Saratoga County, New York, Public
             Improvement Serial Bonds, Series 1991:
         385  6.500%, 6/01/09                                            No Opt. Call       AAA    458,470
         395  6.500%, 6/01/10                                            No Opt. Call       AAA    475,272
         395  6.500%, 6/01/11                                            No Opt. Call       AAA    479,167

       2,295 Harborsfield Central School District, Suffolk County,     6/11 at 100.00       Aaa  2,379,640
              New York, General Obligation Bonds, Series 2001,
              5.000%, 6/01/19

             Middle County Central School District at Centereach,
             Brookhaven, Suffolk County, New York, General
             Obligation Bonds, Series 1991A:
         475  6.900%, 12/15/07                                           No Opt. Call       AAA    571,644
         475  6.900%, 12/15/08                                           No Opt. Call       AAA    578,916

       2,250 County of Monroe, New York, General Obligation Public     3/12 at 100.00       AAA  2,396,205
              Improvement Bonds, Series 2002, 5.000%, 3/01/16

             Mount Sinai Union Free School District, County of
             Suffolk, New York, School District Refunding Serial
             Bonds, Series 1992:
         500  6.200%, 2/15/15                                            No Opt. Call       AAA    606,265
       1,035  6.200%, 2/15/16                                            No Opt. Call       AAA  1,257,484

       1,500 Nassau County, New York, General Obligation General       8/04 at 103.00       AAA  1,592,670
              Improvement Serial Bonds, Series O, 5.700%, 8/01/13

       1,125 County of Nassau, New York, General Improvement Bonds,    3/10 at 100.00       AAA  1,246,916
              Series E, 6.000%, 3/01/20

       1,000 County of Nassau, New York, General Obligation General    6/09 at 102.00       AAA  1,030,690
              Improvement Serial Bonds, Series B, 5.250%, 6/01/23

       1,020 City of New Rochelle, Westchester County, New York,       8/04 at 102.00       AAA  1,113,065
              General Obligation Public Improvement Bonds, 1994
              Series B, 6.200%, 8/15/22

             The City of New York, New York, General Obligation
             Bonds, Fiscal 1992 Series C:
          60  6.250%, 8/01/10                                          2/03 at 101.50       AAA     61,114
          20  6.625%, 8/01/12                                          2/03 at 101.50       AAA     20,378

             The City of New York, New York, General Obligation
             Bonds, Fiscal 2001 Series D:
       3,000  5.250%, 8/01/15                                          8/10 at 101.00       AAA  3,241,320
       2,000  5.000%, 8/01/16                                          8/10 at 101.00       AAA  2,101,980

       2,460 The City of New York, New York, General Obligation       11/11 at 101.00       AAA  2,680,391
              Bonds, Fiscal 2002 Series A, 5.250%, 11/01/15

       1,590 City of Niagara Falls, Niagara County, New York, Public   3/04 at 102.00       AAA  1,736,010
              Improvement Serial Bonds, Series 1994, 6.900%, 3/01/21

       1,505 Town of North Hempstead, Nassau County, New York,           No Opt. Call       AAA  1,850,623
              General Obligation Refunding Serial Bonds,
              Series 1992B, 6.400%, 4/01/14

             Rensselaer County, New York, General Obligation Serial
             Bonds, Series 1991:
         960  6.700%, 2/15/13                                            No Opt. Call       AAA  1,194,547
         960  6.700%, 2/15/14                                            No Opt. Call       AAA  1,203,322
         960  6.700%, 2/15/15                                            No Opt. Call       AAA  1,208,995

----
37

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                            Optional Call               Market
Amount (000) Description                                                  Provisions* Ratings**      Value
------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Rondout Valley Central School District at Accord,
             Ulster County, New York, General Obligation School
             District Serial Bonds, Series 1991:
    $    550  6.800%, 6/15/06                                            No Opt. Call       AAA $  636,686
         550  6.850%, 6/15/07                                            No Opt. Call       AAA    651,239
         550  6.850%, 6/15/08                                            No Opt. Call       AAA    660,187
         550  6.850%, 6/15/09                                            No Opt. Call       AAA    669,279
         550  6.850%, 6/15/10                                            No Opt. Call       AAA    676,561
------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 16.7%

       2,000 Metropolitan Transportation Authority, New York,          4/10 at 100.00       AAA  2,217,340
              Dedicated Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30

             Metropolitan Transportation Authority, New York, State
             Service Contract Refunding Bonds, Series 2002A:
       2,000  5.500%, 1/01/20                                          7/12 at 100.00       AAA  2,163,200
       1,350  5.000%, 7/01/25                                          7/12 at 100.00       AAA  1,357,722
       3,000  5.000%, 7/01/30                                          7/12 at 100.00       AAA  3,005,580

             Metropolitan Transportation Authority, New York,
             Dedicated Tax Fund Bonds, Series 2002A:
       5,000  5.250%, 11/15/25                                        11/12 at 100.00       AAA  5,177,500
       2,000  5.000%, 11/15/32                                        11/12 at 100.00       AAA  2,002,220

       4,625 New York City Transit Authority, New York, Metropolitan   1/10 at 101.00       AAA  5,068,353
              Transportation Authority, Triborough Bridge and Tunnel
              Authority, Certificates of Participation, Series
              2000A, 5.875%, 1/01/30

       1,700 New York City Transitional Finance Authority, New York,  11/11 at 101.00       AAA  1,704,590
              Future Tax Secured Bonds, Fiscal 2002 Series B,
              5.000%, 5/01/30

       3,750 Dormitory Authority of the State of New York, Court       5/10 at 101.00       AAA  4,069,875
              Facilities Lease Revenue Bonds (The City of New York
              Issue), Series 1999, 5.750%, 5/15/30

       3,400 Dormitory Authority of the State of New York, Mental      8/09 at 101.00       AAA  3,484,150
              Health Services Facilities Improvement Revenue Bonds,
              Series 1999D, 5.250%, 2/15/29

       3,000 Dormitory Authority of the State of New York, Mental      8/10 at 100.00       AAA  3,065,460
              Health Services Facilities Improvement Revenue Bonds,
              Series 2000D, 5.250%, 8/15/30

             State of New York Municipal Bond Bank Agency, City of
             Buffalo, Special Program Revenue Bonds, 2001 Series A:
       1,185  5.250%, 5/15/25                                          5/11 at 100.00       AAA  1,222,079
       1,250  5.250%, 5/15/26                                          5/11 at 100.00       AAA  1,288,213

       2,000 New York State Medical Care Facilities Finance Agency,    2/04 at 102.00       AAA  2,027,360
              Mental Health Services Facilities Improvement Revenue
              Bonds, 1994 Series A, 5.250%, 8/15/23

       2,000 New York State Medical Care Facilities Finance Agency,    2/04 at 102.00       AAA  2,047,180
              Mental Health Services Facilities Improvement Revenue
              Bonds, 1993 Series F Refunding, 5.250%, 2/15/19

             New York State Thruway Authority, Highway and Bridge
             Trust Fund Bonds, Series 2002A:
       2,000  5.250%, 4/01/18                                          4/12 at 100.00       AAA  2,132,520
       1,000  5.250%, 4/01/19                                          4/12 at 100.00       AAA  1,058,080

       4,000 New York State Urban Development Corporation, Revenue     4/06 at 102.00       AAA  4,266,880
              Bonds (Sports Facility Assistance Program), 1996
              Series A, 5.500%, 4/01/19

             New York State Urban Development Corporation,
             Correctional Facilities Service Contract Revenue Bonds,
             Series C:
       2,000  5.125%, 1/01/21                                          1/11 at 100.00       AAA  2,055,860
       5,000  6.000%, 1/01/29                                          1/09 at 101.00       AAA  5,471,450

             Puerto Rico Highway and Transportation Authority,
             Transportation Revenue Bonds, Series E Refunding:
       1,525  5.500%, 7/01/14                                            No Opt. Call       AAA  1,769,412
       4,000  5.500%, 7/01/18                                            No Opt. Call       AAA  4,584,280
------------------------------------------------------------------------------------------------------------
             Transportation - 8.1%

       2,500 Albany County Airport Authority, New York, Airport       12/07 at 102.00       AAA  2,632,325
              Revenue Bonds, Series 1997, 5.500%, 12/15/19
              (Alternative Minimum Tax)

----
38

   Principal                                                            Optional Call               Market
Amount (000) Description                                                  Provisions* Ratings**      Value
------------------------------------------------------------------------------------------------------------
             Transportation (continued)

    $  3,000 Buffalo and Fort Erie Public Bridge Authority, New        1/05 at 101.00       AAA $3,187,050
              York, Toll Bridge System Revenue Bonds, Series 1995,
              5.750%, 1/01/25

       4,000 Metropolitan Transportation Authority, New York,         11/12 at 100.00       AAA  4,387,760
              Transportation Revenue Bonds, Series 2002A Refunding,
              5.500%, 11/15/18

       3,450 Metropolitan Transportation Authority, New York,         11/12 at 100.00       AAA  4,073,036
              Transportation Revenue Bonds, DRIVERS Inverse Floater,
              Series 267, 13.750%, 11/15/18 (IF)

             Niagara Frontier Transportation Authority, New York,
             Buffalo-Niagara International Airport, Airport Revenue
             Bonds, Series 1998:
       1,000  5.000%, 4/01/18 (Alternative Minimum Tax)                4/08 at 101.00       AAA  1,021,160
       1,500  5.000%, 4/01/28 (Alternative Minimum Tax)                4/08 at 101.00       AAA  1,461,900

       3,000 Niagara Frontier Transportation Authority, New York,      4/09 at 101.00       AAA  3,166,230
              Buffalo-Niagara International Airport, Airport Revenue
              Bonds, Series 1999A, 5.625%, 4/01/29 (Alternative
              Minimum Tax)

       4,000 Port Authority of New York and New Jersey, Consolidated  10/07 at 101.00       AAA  4,232,760
              Bonds, One Hundred Twentieth Series, 5.750%, 10/15/26
              (Alternative Minimum Tax)

       3,000 Port Authority of New York and New Jersey, Special       12/07 at 100.00       AAA  3,113,070
              Project Bonds, JFK International Air Terminal LLC
              Project, Series 6, 5.750%, 12/01/25 (Alternative
              Minimum Tax)

       2,500 Triborough Bridge and Tunnel Authority, New York,         1/12 at 100.00       AAA  2,648,350
              General Purpose Revenue Bonds, Series 2002A,
              5.250%, 1/01/19
------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 15.0%

       3,385 Municipal Water Finance Authority, Buffalo, New York,     7/03 at 102.00       AAA  3,576,016
              Water System Revenue Bonds, Series 1992, 5.750%,
              7/01/19 (Pre-refunded to 7/01/03)

       1,000 Erie County Water Authority, New York, Water Works       12/09 at 100.00       AAA  1,229,330
              System Revenue Bonds, Series 1990B, 6.750%, 12/01/14

       3,000 Metropolitan Transportation Authority, New York,          1/08 at 101.50       AAA  3,462,360
              Commuter Facilities Revenue Bonds, Series 1997A,
              5.750%, 7/01/21 (Pre-refunded to 1/01/08)

       3,040 Metropolitan Transportation Authority, New York,          7/07 at 102.00       AAA  3,116,395
              Commuter Facilities Revenue Bonds, Series 1997B,
              5.125%, 7/01/24

       3,005 Metropolitan Transportation Authority, New York,          7/09 at 100.00       AAA  3,422,124
              Commuter Facilities Revenue Bonds, Series 1997C,
              5.375%, 7/01/27 (Pre-refunded to 7/01/09)

       3,500 Metropolitan Transportation Authority, New York,          7/13 at 100.00       AAA  3,894,730
              Commuter Facilities Revenue Bonds, Series 1997E,
              5.000%, 7/01/21 (Pre-refunded to 7/01/13)

       2,500 Metropolitan Transportation Authority, New York,         10/10 at 100.00       AAA  2,827,350
              Dedicated Tax Fund Bonds, Series 1996A,
              5.250%, 4/01/26 (Pre-refunded to 10/01/10)

             Metropolitan Transportation Authority, New York,
             Dedicated Tax Fund Bonds, Series 1998A:
       2,865  4.500%, 4/01/18 (Pre-refunded to 10/01/15)              10/15 at 100.00       AAA  3,014,238
       2,500  4.750%, 4/01/28 (Pre-refunded to 10/01/15)              10/15 at 100.00       AAA  2,693,475

             Metropolitan Transportation Authority, New York,
              Dedicated Tax Fund Bonds, Series 1999A:
       1,000  5.000%, 4/01/17 (Pre-refunded to 10/01/14)              10/14 at 100.00       AAA  1,108,740
         500  5.000%, 4/01/29 (Pre-refunded to 10/01/14)              10/14 at 100.00       AAA    554,370

             The City of New York, New York, General Obligation
             Bonds, Fiscal 1990 Series B:
       1,300  7.000%, 10/01/15                                        10/02 at 100.00       AAA  1,307,982
       2,000  7.000%, 10/01/16                                        10/02 at 100.00       AAA  2,009,220
       1,025  7.000%, 10/01/17                                        10/02 at 100.00       AAA  1,029,725
         310  7.000%, 10/01/18                                        10/02 at 100.00       AAA    311,463

         595 New York City Municipal Water Finance Authority, New      6/10 at 101.00       AAA    706,676
              York, Water and Sewer System Revenue Bonds, Fiscal
              2000 Series B, 6.000%, 6/15/33 (Pre-refunded to
              6/15/10)

       3,000 New York City Transitional Finance Authority, New York,   5/10 at 101.00       AAA  3,551,340
              Future Tax Secured Bonds, Fiscal 2000 Series B,
              6.000%, 11/15/24 (Pre-refunded to 5/15/10)

       1,500 Dormitory Authority of the State of New York, Sarah       7/05 at 102.00       AAA  1,698,525
              Lawrence College, Revenue Bonds, Series 1995,
              6.000%, 7/01/24 (Pre-refunded to 7/01/05)

----
39

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
August 31, 2002

   Principal                                                            Optional Call                 Market
Amount (000) Description                                                  Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

    $  3,000 New York State Medical Care Facilities Finance Agency,   11/02 at 102.00       AAA $  3,084,240
              South Nassau Communities Hospital Project, Revenue
              Bonds, 1992 Series A, 6.125%, 11/01/11 (Pre-refunded
              to 11/01/02)

       1,000 New York State Medical Care Facilities Finance Agency,    8/04 at 102.00       AAA    1,109,610
              Mental Health Services Facilities Improvement Revenue
              Bonds, 1994 Series D, 6.150%, 2/15/15 (Pre-refunded to
              8/15/04)

       2,500 New York State Medical Care Facilities Finance Agency,   11/03 at 102.00       AAA    2,689,525
              St. Mary's Hospital (Rochester), Mortgage Project
              Revenue Bonds, 1994 Series A Refunding, 6.200%,
              11/01/14 (Pre-refunded to 11/01/03)

       7,000 New York State Medical Care Facilities Finance Agency,    2/05 at 102.00       AAA    7,959,070
              New York Hospital, FHA-Insured Mortgage Revenue Bonds,
              1994 Series A, 6.800%, 8/15/24 (Pre-refunded to
              2/15/05)

         800 Commonwealth of Puerto Rico, General Obligation Public    7/10 at 100.00       AAA      919,728
              Improvement Bonds of 2000, 5.750%, 7/01/26
              (Pre-refunded to 7/01/10)
---------------------------------------------------------------------------------------------------------------
             Utilities - 5.7%

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 1998A:
       6,520  0.000%, 12/01/19                                           No Opt. Call       AAA    2,908,050
       4,035  5.125%, 12/01/22                                         6/08 at 101.00       AAA    4,104,402
       1,000  5.750%, 12/01/24                                         6/08 at 101.00       AAA    1,069,090
       2,000  5.250%, 12/01/26                                         6/08 at 101.00       AAA    2,049,080
       3,380  5.250%, 12/01/26                                         6/08 at 101.00       AAA    3,460,748

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2000A:
       2,000  0.000%, 6/01/24                                            No Opt. Call       AAA      670,880
       2,000  0.000%, 6/01/25                                            No Opt. Call       AAA      636,620

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2001A:
       1,500  5.000%, 9/01/27                                          9/11 at 100.00       AAA    1,509,180
       1,500  5.250%, 9/01/28                                          9/11 at 100.00       AAA    1,541,370

       1,000 New York State Energy Research and Development            3/09 at 102.00       AAA    1,019,810
              Authority, Electric Facilities Revenue Bonds, Long
              Island Lighting Company Project, 1995 Series A,
              5.300%, 8/01/25 (Alternative Minimum Tax)

       2,000 New York State Energy Research and Development            7/05 at 102.00       AAA    2,114,480
              Authority, Pollution Control Revenue Bonds, New York
              State Electric and Gas Corporation Project, Series
              1987A, 6.150%, 7/01/26 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.3%

       2,955 City of Buffalo Municipal Water Finance Authority, New    7/08 at 101.00       AAA    2,969,066
              York, Water System Revenue Bonds, Series 1998-A,
              5.000%, 7/01/28

       8,120 New York City Municipal Water Finance Authority, New      6/06 at 101.00       AAA    8,992,007
              York, Water and Sewer System Revenue Bonds, Fiscal
              1996 Series B, 5.750%, 6/15/26

       3,000 New York City Municipal Water Finance Authority, New      6/11 at 100.00       AAA    3,081,600
              York, Water and Sewer System Revenue Bonds, Fiscal
              2002 Series A, 5.250%, 6/15/33

         405 New York City Municipal Water Finance Authority, New      6/10 at 101.00       AAA      471,023
              York, Water and Sewer System Revenue Bonds, Fiscal
              2000 Series B, 6.000%, 6/15/33

          65 New York State Environmental Facilities Corporation,      9/02 at 100.00       AAA       65,284
              State Water Pollution Control Revolving Fund Revenue
              Bonds, Series 1990C (Pooled Loan Issue), 7.200%,
              3/15/11

       3,700 Suffolk County Water Authority, New York, Water System    6/03 at 102.00       AAA    3,759,121
              Revenue Bonds, Series 1994, 5.000%, 6/01/17
---------------------------------------------------------------------------------------------------------------
    $348,185 Total Investments (cost $334,917,271) - 98.5%                                       362,576,250
---------------------------------------------------------------------------------------------------------------
------------

----
40

   Principal                                                                                 Market
Amount (000) Description                                                  Ratings**           Value
---------------------------------------------------------------------------------------------------
             Short-Term Investments - 0.5%

    $  2,000 New York City, New York, General Obligation Bonds,              VMIG-1 $     2,000,000
------------  Series 1994B (Subseries B-5), Variable Rate Demand
              Obligations, 1.800%, 8/15/22+
             -----------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.0%                                         3,421,223
             -----------------------------------------------------------------------------------
             Net Assets - 100%                                                      $   367,997,473
             -----------------------------------------------------------------------------------

              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating.
         (IF) Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
41

Statement of Assets and Liabilities (Unaudited)
August 31, 2002

                                                                                                              New York
                                                                   Connecticut    New Jersey     New York      Insured
----------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value              $289,977,037 $148,172,117  $323,013,820 $362,576,250
Temporary investments in short-term securities,
 at amortized cost, which approximates market value                         --    2,500,000            --    2,000,000
Cash                                                                        --           --       215,246      555,799
Receivables:
  Interest                                                           4,504,789    1,821,935     4,709,331    3,930,330
  Investments sold                                                   6,551,127      566,233        90,000           --
  Shares sold                                                          723,618      550,463       819,923      272,721
Other assets                                                             1,014          567         2,697       14,900
----------------------------------------------------------------------------------------------------------------------
    Total assets                                                   301,757,585  153,611,315   328,851,017  369,350,000
----------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                       3,150,285      524,914            --           --
Payables:
  Investments purchased                                              1,060,406           --     1,757,766           --
  Shares redeemed                                                      122,327      118,274       218,865       51,250
Accrued expenses:
  Management fees                                                      134,872       69,966       148,092      166,618
  12b-1 distribution and service fees                                   81,786       42,123        65,508       39,108
  Other                                                                100,585       91,105       173,834      192,099
Dividends payable                                                      528,312      325,593       785,550      903,452
----------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                5,178,573    1,171,975     3,149,615    1,352,527
----------------------------------------------------------------------------------------------------------------------
Net assets                                                        $296,579,012 $152,439,340  $325,701,402 $367,997,473
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                        $231,821,471 $ 64,506,690  $115,606,850 $ 69,039,685
Shares outstanding                                                  21,460,926    6,019,906    10,671,247    6,403,072
Net asset value and redemption price per share                    $      10.80 $      10.72  $      10.83 $      10.78
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                 $      11.27 $      11.19  $      11.30 $      11.25
----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                        $ 29,402,637 $ 25,456,786  $ 38,015,658 $ 24,456,032
Shares outstanding                                                   2,726,035    2,377,138     3,505,261    2,265,706
Net asset value, offering and redemption price per share          $      10.79 $      10.71  $      10.85 $      10.79
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                        $ 31,398,622 $ 17,822,769  $ 25,571,882 $ 13,101,971
Shares outstanding                                                   2,910,200    1,668,373     2,354,406    1,215,308
Net asset value, offering and redemption price per share          $      10.79 $      10.68  $      10.86 $      10.78
----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                        $  3,956,282 $ 44,653,095  $146,507,012 $261,399,785
Shares outstanding                                                     365,027    4,165,005    13,486,682   24,208,633
Net asset value, offering and redemption price per share          $      10.84 $      10.72  $      10.86 $      10.80
----------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                   $279,138,020 $146,654,617  $306,963,481 $338,038,859
Undistributed (Over-distribution of) net investment income             276,374      (21,679)      379,048      187,676
Accumulated net realized gain (loss) from investment transactions      702,418   (1,962,168)      539,107    2,111,959
Net unrealized appreciation of investments                          16,462,200    7,768,570    17,819,766   27,658,979
----------------------------------------------------------------------------------------------------------------------
Net assets                                                        $296,579,012 $152,439,340  $325,701,402 $367,997,473
----------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.


----
42

Statement of Operations (Unaudited)
Six Months Ended August 31, 2002


                                                                                                               New York
                                                                      Connecticut  New Jersey     New York      Insured
-----------------------------------------------------------------------------------------------------------------------
Investment Income                                                    $ 8,096,640  $3,806,689  $ 9,261,869  $ 9,554,318
-----------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                          765,627     399,290      853,674      964,982
12b-1 service fees - Class A                                             223,752      62,375      110,961       65,706
12b-1 distribution and service fees - Class B                            125,430     114,161      170,365      109,478
12b-1 distribution and service fees - Class C                            107,774      58,200       89,796       41,898
Shareholders' servicing agent fees and expenses                           73,461      71,199      128,672      160,618
Custodian's fees and expenses                                             48,339      26,025       56,626       48,150
Trustees' fees and expenses                                                3,025       1,512        3,781        4,537
Professional fees                                                          6,315       4,211        6,794        7,551
Shareholders' reports - printing and mailing expenses                     15,818      13,710       23,350       28,126
Federal and state registration fees                                        5,077       4,232        7,665        2,269
Portfolio insurance expense                                                   --          --           --          635
Other expenses                                                             5,012       3,272        6,219        6,582
-----------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                             1,379,630     758,187    1,457,903    1,440,532
  Custodian fee credit                                                   (15,588)     (6,343)     (15,424)     (12,727)
-----------------------------------------------------------------------------------------------------------------------
Net expenses                                                           1,364,042     751,844    1,442,479    1,427,805
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                  6,732,598   3,054,845    7,819,390    8,126,513
-----------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investments                                     1,078,224      45,840    1,443,202    1,958,437
Net change in unrealized appreciation or depreciation of investments   2,846,117   1,708,222    2,157,249    4,625,296
-----------------------------------------------------------------------------------------------------------------------
Net gain from investments                                              3,924,341   1,754,062    3,600,451    6,583,733
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $10,656,939  $4,808,907  $11,419,841  $14,710,246
-----------------------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
43

Statement of Changes in Net Assets (Unaudited)

                                                                                Connecticut
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                               8/31/02        2/28/02
------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  6,732,598  $ 12,647,091
Net realized gain from investments                                           1,078,224       489,043
Net change in unrealized appreciation or depreciation of investments         2,846,117     3,113,282
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  10,656,939    16,249,416
------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                   (5,591,912)  (10,473,134)
  Class B                                                                     (552,592)     (892,927)
  Class C                                                                     (636,209)     (974,347)
  Class R                                                                      (94,810)     (134,589)
------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (6,875,523)  (12,474,997)
------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                            30,781,870    41,987,501
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            2,962,105     5,498,143
------------------------------------------------------------------------------------------------------
                                                                            33,743,975    47,485,644
Cost of shares redeemed                                                    (11,738,653)  (25,155,674)
------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                     22,005,322    22,329,970
------------------------------------------------------------------------------------------------------
Net increase in net assets                                                  25,786,738    26,104,389
Net assets at the beginning of period                                      270,792,274   244,687,885
------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $296,579,012  $270,792,274
------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $    276,374  $    419,299
------------------------------------------------------------------------------------------------------

                                                                                New Jersey
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                               8/31/02        2/28/02
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  3,054,845  $  5,734,601
Net realized gain from investments                                              45,840       386,936
Net change in unrealized appreciation or depreciation of investments         1,708,222     1,510,487
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   4,808,907     7,632,024
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                   (1,372,338)   (2,455,377)
  Class B                                                                     (441,245)     (746,596)
  Class C                                                                     (296,721)     (554,503)
  Class R                                                                     (998,687)   (1,956,194)
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (3,108,991)   (5,712,670)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                            16,622,372    29,117,692
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            1,837,250     3,429,152
-----------------------------------------------------------------------------------------------------
                                                                            18,459,622    32,546,844
Cost of shares redeemed                                                     (9,848,039)  (15,267,419)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                      8,611,583    17,279,425
-----------------------------------------------------------------------------------------------------
Net increase in net assets                                                  10,311,499    19,198,779
Net assets at the beginning of period                                      142,127,841   122,929,062
-----------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $152,439,340  $142,127,841
-----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $    (21,679) $     32,467
-----------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
44

                                                                                 New York
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                               8/31/02        2/28/02
------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  7,819,390  $ 16,431,994
Net realized gain from investments                                           1,443,202       955,706
Net change in unrealized appreciation or depreciation of investments         2,157,249        99,458
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  11,419,841    17,487,158
------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                   (2,791,541)   (5,682,546)
  Class B                                                                     (769,183)   (1,369,381)
  Class C                                                                     (539,788)     (988,005)
  Class R                                                                   (3,810,146)   (7,881,821)
------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (7,910,658)  (15,921,753)
------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                            27,202,076    47,543,491
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            4,650,343     9,319,879
------------------------------------------------------------------------------------------------------
                                                                            31,852,419    56,863,370
Cost of shares redeemed                                                    (18,708,314)  (40,224,310)
------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                     13,144,105    16,639,060
------------------------------------------------------------------------------------------------------
Net increase in net assets                                                  16,653,288    18,204,465
Net assets at the beginning of period                                      309,048,114   290,843,649
------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $325,701,402  $309,048,114
------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $    379,048  $    470,316
------------------------------------------------------------------------------------------------------

                                                                             New York Insured
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                               8/31/02        2/28/02
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  8,126,513  $ 16,611,605
Net realized gain from investments                                           1,958,437     1,445,714
Net change in unrealized appreciation or depreciation of investments         4,625,296     1,953,859
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  14,710,246    20,011,178
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                   (1,477,040)   (2,893,881)
  Class B                                                                     (432,018)     (797,065)
  Class C                                                                     (217,172)     (273,824)
  Class R                                                                   (6,037,811)  (12,809,486)
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (8,164,041)  (16,774,256)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                            18,131,924    35,573,687
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            5,404,406    10,920,458
-----------------------------------------------------------------------------------------------------
                                                                            23,536,330    46,494,145
Cost of shares redeemed                                                    (19,040,424)  (31,458,176)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                      4,495,906    15,035,969
-----------------------------------------------------------------------------------------------------
Net increase in net assets                                                  11,042,111    18,272,891
Net assets at the beginning of period                                      356,955,362   338,682,471
-----------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $367,997,473  $356,955,362
-----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $    187,676  $    225,204
-----------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
45

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Connecticut Municipal Bond Fund ("Connecticut"), Nuveen New Jersey Municipal Bond Fund ("New Jersey"), Nuveen New York Municipal Bond Fund ("New York") and the Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2002, Connecticut and New York had outstanding when-issued purchase commitments of $1,060,406 and $1,757,766, respectively. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds.



----
46

Insurance
New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the six months ended August 31, 2002, Connecticut, New York and New York Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. New Jersey did not invest in any such securities during the six months ended August 31, 2002.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.



----
47

2. Fund Shares

Transactions in Fund shares were as follows:

                                         Connecticut                                        New Jersey
                     --------------------------------------------------  ------------------------------------------------
                         Six Months Ended             Year Ended            Six Months Ended            Year Ended
                              8/31/02                   2/28/02                  8/31/02                  2/28/02
                     ------------------------  ------------------------  ----------------------  ------------------------
                          Shares        Amount      Shares        Amount     Shares       Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A             1,705,950  $ 18,099,827   2,271,435  $ 24,083,770    645,196  $ 6,798,584   1,362,506  $ 14,349,934
  Class B               630,071     6,666,960     618,711     6,547,960    361,484    3,803,671     815,625     8,557,148
  Class C               518,881     5,504,300     923,323     9,767,378    411,385    4,335,152     366,393     3,844,094
  Class R                47,949       510,783     148,375     1,588,393    158,942    1,684,965     224,564     2,366,516
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
  Class A               219,384     2,325,248     419,454     4,444,972     76,371      803,797     138,766     1,458,072
  Class B                22,247       235,384      38,569       407,951     15,514      163,167      28,282       297,211
  Class C                31,251       330,864      52,702       557,810     15,143      158,801      29,316       307,052
  Class R                 6,643        70,609       8,222        87,410     67,593      711,485     130,061     1,366,817
--------------------------------------------------------------------------------------------------------------------------
                      3,182,376    33,743,975   4,480,791    47,485,644  1,751,628   18,459,622   3,095,513    32,546,844
--------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A              (806,080)   (8,552,943) (1,795,897)  (19,046,776)  (442,242)  (4,661,587)   (765,574)   (8,060,016)
  Class B              (114,721)   (1,216,746)   (355,602)   (3,757,813)  (213,996)  (2,239,669)   (160,254)   (1,685,331)
  Class C              (163,359)   (1,726,364)   (211,117)   (2,220,265)  (118,921)  (1,246,189)   (260,114)   (2,717,516)
  Class R               (22,971)     (242,600)    (12,205)     (130,820)  (161,538)  (1,700,594)   (267,390)   (2,804,556)
--------------------------------------------------------------------------------------------------------------------------
                     (1,107,131)  (11,738,653) (2,374,821)  (25,155,674)  (936,697)  (9,848,039) (1,453,332)  (15,267,419)
--------------------------------------------------------------------------------------------------------------------------
Net increase          2,075,245  $ 22,005,322   2,105,970  $ 22,329,970    814,931  $ 8,611,583   1,642,181  $ 17,279,425
--------------------------------------------------------------------------------------------------------------------------

                                          New York                                        New York Insured
                     --------------------------------------------------  --------------------------------------------------
                         Six Months Ended             Year Ended             Six Months Ended             Year Ended
                              8/31/02                   2/28/02                   8/31/02                   2/28/02
                     ------------------------  ------------------------  ------------------------  ------------------------
                          Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A             1,517,162  $ 16,144,703   2,224,142  $ 23,665,719     843,151  $  8,846,899   1,306,106  $ 13,733,577
  Class B               490,612     5,230,195   1,025,887    10,959,187     272,359     2,883,269     777,075     8,174,351
  Class C               344,194     3,698,815     880,061     9,409,858     324,971     3,427,392     552,961     5,827,424
  Class R               200,093     2,128,363     328,961     3,508,727     282,302     2,974,364     744,817     7,838,335
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
  Class A               130,100     1,385,084     254,209     2,712,057      82,688       870,065     158,598     1,669,428
  Class B                29,724       316,739      51,585       551,158      20,037       211,047      37,274       392,740
  Class C                23,953       255,591      45,724       489,120      10,449       109,952      12,348       129,868
  Class R               252,278     2,692,929     520,441     5,567,544     399,861     4,213,342     828,492     8,728,422
----------------------------------------------------------------------------------------------------------------------------
                      2,988,116    31,852,419   5,331,010    56,863,370   2,235,818    23,536,330   4,417,671    46,494,145
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A              (836,628)   (8,924,087) (2,197,060)  (23,324,745)   (475,014)   (4,994,521)   (937,338)   (9,818,777)
  Class B              (207,567)   (2,212,367)   (319,351)   (3,405,064)   (235,345)   (2,459,742)   (220,243)   (2,311,864)
  Class C              (293,596)   (3,124,682)   (306,161)   (3,295,415)    (57,498)     (600,548)   (116,945)   (1,229,239)
  Class R              (416,211)   (4,447,178)   (954,366)  (10,199,086) (1,045,114)  (10,985,613) (1,719,790)  (18,098,296)
----------------------------------------------------------------------------------------------------------------------------
                     (1,754,002)  (18,708,314) (3,776,938)  (40,224,310) (1,812,971)  (19,040,424) (2,994,316)  (31,458,176)
----------------------------------------------------------------------------------------------------------------------------
Net increase          1,234,114  $ 13,144,105   1,554,072  $ 16,639,060     422,847  $  4,495,906   1,423,355  $ 15,035,969
----------------------------------------------------------------------------------------------------------------------------


----
48

3. Subsequent Event--Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid October 1, 2002, to shareholders of record on September 9, 2002, as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          Dividend per share:
            Class A                $.0445     $.0390   $.0450   $.0395
            Class B                 .0375      .0325    .0385    .0330
            Class C                 .0395      .0340    .0405    .0345
            Class R                 .0460      .0405    .0470    .0410
          ------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the six months ended August 31, 2002, were as follows:

                                                                         New York
                                  Connecticut  New Jersey    New York     Insured
---------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities  $48,935,960 $10,876,165 $38,815,074 $53,372,842
  Short-term securities             1,000,000   2,500,000   1,000,000   7,000,000
Sales and maturities:
  Long-term municipal securities   26,109,530   4,501,000  22,708,215  45,908,706
  Short-term securities             5,250,000          --   1,000,000  11,400,000
---------------------------------------------------------------------------------

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At August 31, 2002, the cost of investments were as follows:

                                                                   New York
                         Connecticut   New Jersey     New York      Insured
    -----------------------------------------------------------------------
    Cost of investments $273,294,800 $142,896,496 $304,753,994 $336,687,311
    -----------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2002, were as follows:

                                                                       New York
                              Connecticut  New Jersey     New York      Insured
 ------------------------------------------------------------------------------
 Gross unrealized:
   Appreciation              $17,917,450  $8,244,791  $25,190,430  $27,955,017
   Depreciation               (1,235,213)   (469,170)  (6,930,604)     (66,078)
 ------------------------------------------------------------------------------
 Net unrealized appreciation $16,682,237  $7,775,621  $18,259,826  $27,888,939
 ------------------------------------------------------------------------------

The tax components of undistributed net investment income and realized gains at February 28, 2002, the Funds' last fiscal year end, were as follows:

                                                                          New York
                                      Connecticut New Jersey   New York    Insured
----------------------------------------------------------------------------------
Undistributed tax-exempt income        $1,270,271   $529,889 $1,303,217 $1,322,648
Undistributed ordinary income*             39,946         --     39,008     33,354
Undistributed long-term capital gains          --         --         --    153,522
----------------------------------------------------------------------------------

The tax character of distributions paid during the Funds' last fiscal year ended February 28, 2002, were as follows:

                                                                                 New York
                                           Connecticut New Jersey    New York     Insured
-----------------------------------------------------------------------------------------
Distributions from tax-exempt income       $12,389,552 $5,650,652 $15,966,891 $16,812,441
Distributions from ordinary income*                 --         --          --          --
Distributions from long-term capital gains          --         --          --          --
-----------------------------------------------------------------------------------------

*Ordinary income consists of taxable market discount income and short-term capital gains, if any.


----
49

At February 28, 2002, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                 Connecticut New Jersey New York
                ------------------------------------------------
                Expiration year:
                  2003              $277,653 $  308,512 $     --
                  2004                    --    116,050       --
                  2005                    --         --       --
                  2006                    --    238,550       --
                  2007                    --         --       --
                  2008                98,153    132,876       --
                  2009                    --  1,212,020  904,095
                ------------------------------------------------
                Total               $375,806 $2,008,008 $904,095
                ------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million         .5500 of 1%
                 For the next $125 million          .5375 of 1
                 For the next $250 million          .5250 of 1
                 For the next $500 million          .5125 of 1
                 For the next $1 billion            .5000 of 1
                 For the next $3 billion            .4750 of 1
                 For net assets over $5 billion     .4500 of 1
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses to .75 of 1% of the average daily net assets of New York and .975 of 1% of the average daily net assets of New York Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the six months ended August 31, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                 New York
                                 Connecticut New Jersey New York  Insured
      -------------------------------------------------------------------
      Sales charges collected       $326,919   $118,207 $185,520 $145,227
      Paid to authorized dealers     326,919    101,226  185,520  144,072
      -------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          Commission advances    $381,548   $189,468 $272,028 $163,313
          ------------------------------------------------------------


----
50

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 2002, the Distributor retained such 12b-1 fees as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          12b-1 fees retained    $140,709   $113,721 $168,756 $120,224
          ------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 2002, as follows:

                                                           New York
                           Connecticut New Jersey New York  Insured
             ------------------------------------------------------
             CDSC retained     $42,528    $27,623  $46,851  $29,217
             ------------------------------------------------------


----
51

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                                         Investment Operations      Less Distributions
                                                       -------------------------  ----------------------


CONNECTICUT


                                                                      Net
                                                                Realized/
                                                               Unrealized
                                             Beginning     Net    Invest-             Net                 Ending
                                                   Net Invest-       ment         Invest-                    Net
                                                 Asset    ment       Gain            ment  Capital         Asset     Total
Year Ended February 28/29,                       Value  Income     (Loss)   Total  Income    Gains  Total  Value Return(a)
----------------------------------------------------------------------------------------------------------------------------
Class A (7/87)
 2003(d)                                        $10.67    $.26      $ .14  $ .40    $(.27)     $-- $(.27) $10.80      3.79%
 2002                                            10.51     .53        .16    .69     (.53)      --  (.53)  10.67      6.66
 2001                                             9.96     .53        .55   1.08     (.53)      --  (.53)  10.51     11.14
 2000                                            10.90     .53       (.94)  (.41)    (.53)      --  (.53)   9.96     (3.84)
 1999                                            10.85     .53        .06    .59     (.54)      --  (.54)  10.90      5.51
 1998                                            10.51     .56        .34    .90     (.56)      --  (.56)  10.85      8.75
Class B (2/97)
 2003(d)                                         10.65     .22        .15    .37     (.23)      --  (.23)  10.79      3.48
 2002                                            10.49     .45        .15    .60     (.44)      --  (.44)  10.65      5.84
 2001                                             9.94     .45        .55   1.00     (.45)      --  (.45)  10.49     10.31
 2000                                            10.88     .45       (.94)  (.49)    (.45)      --  (.45)   9.94     (4.57)
 1999                                            10.83     .46        .05    .51     (.46)      --  (.46)  10.88      4.77
 1998                                            10.51     .48        .32    .80     (.48)      --  (.48)  10.83      7.76
Class C (10/93)
 2003(d)                                         10.66     .23        .14    .37     (.24)      --  (.24)  10.79      3.50
 2002                                            10.50     .47        .16    .63     (.47)      --  (.47)  10.66      6.07
 2001                                             9.95     .47        .55   1.02     (.47)      --  (.47)  10.50     10.50
 2000                                            10.88     .47       (.93)  (.46)    (.47)      --  (.47)   9.95     (4.31)
 1999                                            10.83     .48        .05    .53     (.48)      --  (.48)  10.88      4.94
 1998                                            10.49     .50        .34    .84     (.50)      --  (.50)  10.83      8.17
Class R (2/97)
 2003(d)                                         10.70     .27        .15    .42     (.28)      --  (.28)  10.84      3.96
 2002                                            10.54     .56        .14    .70     (.54)      --  (.54)  10.70      6.82
 2001                                             9.99     .55        .55   1.10     (.55)      --  (.55)  10.54     11.30
 2000                                            10.93     .55       (.94)  (.39)    (.55)      --  (.55)   9.99     (3.63)
 1999                                            10.87     .56        .06    .62     (.56)      --  (.56)  10.93      5.83
 1998                                            10.51     .58        .36    .94     (.58)      --  (.58)  10.87      9.17
----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                          Ratios/Supplemental Data
                                             ---------------------------------------------------------------------------------
                                                         Before Credit/           After            After Credit/
                                                         Reimbursement       Reimbursement(b)     Reimbursement(c)
CONNECTICUT                                           ------------------   ------------------   ------------------
                                                                   Ratio                Ratio                Ratio
                                                                  of Net               of Net               of Net
                                                                 Invest-              Invest-              Invest-
                                                      Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                      Expenses    Income   Expenses    Income   Expenses    Income
                                               Ending       to        to         to        to         to        to
                                                  Net  Average   Average    Average   Average    Average   Average   Portfolio
                                               Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended February 28/29,                      (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
-------------------------------------------------------------------------------------------------------------------------------
Class A (7/87)
 2003(d)                                     $231,821      .85%*    4.88%*      .85%*    4.88%*      .84%*    4.89%*         9%
 2002                                         217,024      .85      5.01        .85      5.01        .84      5.02          20
 2001                                         204,442      .87      5.20        .87      5.20        .86      5.21           7
 2000                                         196,416      .88      5.09        .88      5.09        .87      5.10          22
 1999                                         220,721      .90      4.88        .86      4.92        .86      4.92           7
 1998                                         216,436      .85      5.15        .78      5.22        .78      5.22          12
Class B (2/97)
 2003(d)                                       29,403     1.60*     4.12*      1.60*     4.12*      1.59*     4.13*          9
 2002                                          23,310     1.60      4.26       1.60      4.26       1.59      4.27          20
 2001                                          19,794     1.62      4.45       1.62      4.45       1.61      4.46           7
 2000                                          15,931     1.63      4.37       1.63      4.37       1.63      4.38          22
 1999                                          11,223     1.64      4.14       1.62      4.16       1.61      4.17           7
 1998                                           3,713     1.61      4.34       1.52      4.43       1.52      4.43          12
Class C (10/93)
 2003(d)                                       31,399     1.40*     4.32*      1.40*     4.32*      1.39*     4.33*          9
 2002                                          26,890     1.40      4.47       1.40      4.47       1.39      4.48          20
 2001                                          18,460     1.42      4.65       1.42      4.65       1.41      4.66           7
 2000                                          16,181     1.43      4.54       1.43      4.54       1.42      4.55          22
 1999                                          16,198     1.45      4.33       1.41      4.37       1.41      4.37           7
 1998                                          11,586     1.41      4.59       1.33      4.67       1.33      4.67          12
Class R (2/97)
 2003(d)                                        3,956      .65*     5.07*       .65*     5.07*       .64*     5.08*          9
 2002                                           3,568      .65      5.23        .65      5.23        .64      5.24          20
 2001                                           1,992      .67      5.40        .67      5.40        .66      5.41           7
 2000                                           1,337      .68      5.31        .68      5.31        .67      5.32          22
 1999                                             979      .69      5.09        .66      5.12        .66      5.13           7
 1998                                             590      .66      5.29        .57      5.38        .57      5.38          12
-------------------------------------------------------------------------------------------------------------------------------

*  Annualized
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the six months ended August 31, 2002.



                                See accompanying notes to financial statements.

----
52

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                       Investment Operations      Less Distributions
                                                     -------------------------  ----------------------


NEW JERSEY


                                                                    Net            From
                                                              Realized/          and in
                                                             Unrealized          Excess
                                           Beginning     Net    Invest-          of Net                 Ending
                                                 Net Invest-       ment         Invest-                    Net
                                               Asset    ment       Gain            ment  Capital         Asset     Total
Year Ended February 28/29,                     Value  Income     (Loss)   Total  Income    Gains  Total  Value Return(a)
--------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(d)                                      $10.60    $.23      $ .12  $ .35    $(.23)     $-- $(.23) $10.72      3.40%
 2002                                          10.45     .47        .15    .62     (.47)      --  (.47)  10.60      6.04
 2001                                           9.73     .48        .72   1.20     (.48)      --  (.48)  10.45     12.59
 2000                                          10.60     .49       (.87)  (.38)    (.49)      --  (.49)   9.73     (3.67)
 1999                                          10.61     .53       (.01)   .52     (.53)      --  (.53)  10.60      5.00
 1998                                          10.26     .55        .36    .91     (.56)      --  (.56)  10.61      9.06
Class B (2/97)
 2003(d)                                       10.59     .19        .13    .32     (.20)      --  (.20)  10.71      3.02
 2002                                          10.44     .39        .15    .54     (.39)      --  (.39)  10.59      5.26
 2001                                           9.72     .40        .72   1.12     (.40)      --  (.40)  10.44     11.74
 2000                                          10.60     .41       (.88)  (.47)    (.41)      --  (.41)   9.72     (4.51)
 1999                                          10.61     .45       (.01)   .44     (.45)      --  (.45)  10.60      4.23
 1998                                          10.26     .48        .35    .83     (.48)      --  (.48)  10.61      8.25
Class C (9/94)
 2003(d)                                       10.56     .20        .12    .32     (.20)      --  (.20)  10.68      3.12
 2002                                          10.41     .41        .15    .56     (.41)      --  (.41)  10.56      5.46
 2001                                           9.70     .42        .71   1.13     (.42)      --  (.42)  10.41     11.92
 2000                                          10.58     .43       (.88)  (.45)    (.43)      --  (.43)   9.70     (4.29)
 1999                                          10.59     .47       (.01)   .46     (.47)      --  (.47)  10.58      4.48
 1998                                          10.25     .50        .34    .84     (.50)      --  (.50)  10.59      8.40
Class R (12/91)
 2003(d)                                       10.60     .24        .12    .36     (.24)      --  (.24)  10.72      3.48
 2002                                          10.45     .49        .15    .64     (.49)      --  (.49)  10.60      6.22
 2001                                           9.73     .50        .72   1.22     (.50)      --  (.50)  10.45     12.79
 2000                                          10.60     .51       (.87)  (.36)    (.51)      --  (.51)   9.73     (3.47)
 1999                                          10.62     .55       (.02)   .53     (.55)      --  (.55)  10.60      5.13
 1998                                          10.27     .58        .35    .93     (.58)      --  (.58)  10.62      9.29
--------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                       Ratios/Supplemental Data
                                           --------------------------------------------------------------------------------
                                                      Before Credit/           After            After Credit/
                                                      Reimbursement       Reimbursement(b)     Reimbursement(c)
NEW JERSEY                                         ------------------   ------------------   ------------------
                                                                Ratio                Ratio                Ratio
                                                               of Net               of Net               of Net
                                                              Invest-              Invest-              Invest-
                                                   Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                   Expenses    Income   Expenses    Income   Expenses    Income
                                            Ending       to        to         to        to         to        to
                                               Net  Average   Average    Average   Average    Average   Average   Portfolio
                                            Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended February 28/29,                   (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
----------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(d)                                   $64,507      .92%*    4.31%*      .92%*    4.31%*      .91%*    4.32%*         3%
 2002                                       60,835      .90      4.45        .90      4.45        .89      4.46           7
 2001                                       52,277     1.00      4.73       1.00      4.73        .98      4.74          12
 2000                                       46,235      .99      4.74        .93      4.80        .91      4.82          26
 1999                                       53,442     1.02      4.62        .66      4.98        .66      4.98          10
 1998                                       35,782     1.01      4.92        .60      5.33        .60      5.33          16
Class B (2/97)
 2003(d)                                    25,457     1.67*     3.56*      1.67*     3.56*      1.66*     3.57*          3
 2002                                       23,451     1.65      3.70       1.65      3.70       1.64      3.71           7
 2001                                       15,979     1.75      3.98       1.75      3.98       1.73      3.99          12
 2000                                       13,681     1.74      4.01       1.69      4.06       1.67      4.08          26
 1999                                       11,368     1.76      3.88       1.39      4.25       1.39      4.25          10
 1998                                        2,981     1.77      4.16       1.36      4.57       1.36      4.57          16
Class C (9/94)
 2003(d)                                    17,823     1.47*     3.75*      1.47*     3.75*      1.46*     3.76*          3
 2002                                       14,376     1.45      3.89       1.45      3.89       1.44      3.90           7
 2001                                       12,757     1.55      4.17       1.55      4.17       1.53      4.19          12
 2000                                       10,007     1.54      4.20       1.48      4.26       1.47      4.27          26
 1999                                       10,290     1.57      4.07       1.21      4.43       1.21      4.43          10
 1998                                        5,733     1.56      4.37       1.16      4.77       1.16      4.77          16
Class R (12/91)
 2003(d)                                    44,653      .72*     4.51*       .72*     4.51*       .71*     4.52*          3
 2002                                       43,465      .70      4.64        .70      4.64        .69      4.65           7
 2001                                       41,916      .80      4.93        .80      4.93        .78      4.94          12
 2000                                       40,058      .79      4.94        .73      5.00        .71      5.02          26
 1999                                       46,033      .82      4.82        .47      5.17        .47      5.17          10
 1998                                       44,817      .81      5.12        .40      5.53        .40      5.53          16
----------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the six months ended August 31, 2002.



                                See accompanying notes to financial statements.

----
53

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                     Investment Operations       Less Distributions
                                                   -------------------------  -----------------------


NEW YORK


                                                                  Net
                                                            Realized/
                                                           Unrealized
                                         Beginning     Net    Invest-             Net                  Ending
                                               Net Invest-       ment         Invest-                     Net
                                             Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(d)                                    $10.72    $.27      $ .11  $ .38    $(.27)   $  --  $(.27) $10.83      3.61%
 2002                                        10.66     .58        .04    .62     (.56)      --   (.56)  10.72      5.94
 2001                                        10.17     .57        .52   1.09     (.60)      --   (.60)  10.66     10.97
 2000                                        11.03     .58       (.85)  (.27)    (.57)    (.02)  (.59)  10.17     (2.44)
 1999                                        10.97     .55        .06    .61     (.55)      --   (.55)  11.03      5.69
 1998                                        10.53     .57        .44   1.01     (.57)      --   (.57)  10.97      9.84
Class B (2/97)
 2003(d)                                     10.73     .23        .12    .35     (.23)      --   (.23)  10.85      3.33
 2002                                        10.68     .50        .03    .53     (.48)      --   (.48)  10.73      5.07
 2001                                        10.18     .49        .53   1.02     (.52)      --   (.52)  10.68     10.24
 2000                                        11.04     .51       (.86)  (.35)    (.49)    (.02)  (.51)  10.18     (3.18)
 1999                                        10.98     .47        .06    .53     (.47)      --   (.47)  11.04      4.88
 1998                                        10.53     .49        .45    .94     (.49)      --   (.49)  10.98      9.10
Class C (9/94)
 2003(d)                                     10.75     .24        .11    .35     (.24)      --   (.24)  10.86      3.34
 2002                                        10.70     .52        .03    .55     (.50)      --   (.50)  10.75      5.29
 2001                                        10.20     .51        .53   1.04     (.54)      --   (.54)  10.70     10.47
 2000                                        11.06     .52       (.85)  (.33)    (.51)    (.02)  (.53)  10.20     (2.97)
 1999                                        11.01     .49        .05    .54     (.49)      --   (.49)  11.06      5.00
 1998                                        10.56     .51        .45    .96     (.51)      --   (.51)  11.01      9.31
Class R (12/86)
 2003(d)                                     10.75     .28        .11    .39     (.28)      --   (.28)  10.86      3.72
 2002                                        10.69     .60        .04    .64     (.58)      --   (.58)  10.75      6.16
 2001                                        10.20     .59        .52   1.11     (.62)      --   (.62)  10.69     11.19
 2000                                        11.06     .60       (.84)  (.24)    (.60)    (.02)  (.62)  10.20     (2.21)
 1999                                        11.00     .58        .05    .63     (.57)      --   (.57)  11.06      5.88
 1998                                        10.55     .59        .45   1.04     (.59)      --   (.59)  11.00     10.11
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                      Ratios/Supplemental Data
                                         ---------------------------------------------------------------------------------
                                                     Before Credit/           After            After Credit/
                                                     Reimbursement       Reimbursement(b)     Reimbursement(c)
NEW YORK                                          ------------------   ------------------   ------------------
                                                               Ratio                Ratio                Ratio
                                                              of Net               of Net               of Net
                                                             Invest-              Invest-              Invest-
                                                  Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                  Expenses    Income   Expenses    Income   Expenses    Income
                                           Ending       to        to         to        to         to        to
                                              Net  Average   Average    Average   Average    Average   Average   Portfolio
                                           Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended February 28/29,                  (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(d)                                 $115,607      .89%*    4.97%*      .89%*    4.97%*      .88%*    4.98%*         7%
 2002                                     105,700      .89      5.16        .66      5.39        .65      5.39          11
 2001                                     102,144      .91      5.26        .70      5.47        .69      5.48          28
 2000                                      81,857      .89      5.21        .61      5.49        .60      5.50          19
 1999                                      80,549      .94      4.88        .79      5.03        .79      5.03          28
 1998                                      78,038      .90      5.14        .77      5.27        .77      5.27          30
Class B (2/97)
 2003(d)                                   38,016     1.64*     4.22*      1.64*     4.22*      1.63*     4.23*          7
 2002                                      34,262     1.64      4.41       1.41      4.64       1.41      4.65          11
 2001                                      25,992     1.66      4.51       1.45      4.72       1.44      4.73          28
 2000                                      19,803     1.64      4.50       1.33      4.81       1.32      4.82          19
 1999                                      12,121     1.68      4.16       1.57      4.27       1.57      4.27          28
 1998                                       4,311     1.67      4.32       1.50      4.49       1.50      4.49          30
Class C (9/94)
 2003(d)                                   25,572     1.44*     4.42*      1.44*     4.42*      1.43*     4.43*          7
 2002                                      24,505     1.44      4.61       1.21      4.84       1.21      4.85          11
 2001                                      17,757     1.46      4.72       1.26      4.92       1.25      4.92          28
 2000                                      10,374     1.44      4.67       1.16      4.96       1.15      4.96          19
 1999                                       8,858     1.49      4.34       1.35      4.47       1.35      4.47          28
 1998                                       6,233     1.46      4.57       1.32      4.71       1.32      4.71          30
Class R (12/86)
 2003(d)                                  146,507      .69*     5.17*       .69*     5.17*       .68*     5.18*          7
 2002                                     144,581      .69      5.36        .46      5.59        .46      5.59          11
 2001                                     144,950      .71      5.46        .49      5.67        .49      5.68          28
 2000                                     138,303      .69      5.40        .42      5.67        .41      5.68          19
 1999                                     157,209      .74      5.08        .59      5.23        .59      5.23          28
 1998                                     160,142      .70      5.34        .57      5.47        .57      5.47          30
---------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the six months ended August 31, 2002.


                                See accompanying notes to financial statements.


----
54

Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                                     Investment Operations       Less Distributions
                                                   -------------------------  -----------------------


NEW YORK INSURED


                                                                  Net
                                                            Realized/
                                                           Unrealized
                                         Beginning     Net    Invest-             Net                  Ending
                                               Net Invest-       ment         Invest-                     Net
                                             Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(d)                                    $10.59    $.24      $ .19  $ .43    $(.24)   $  --  $(.24) $10.78      4.12%
 2002                                        10.50     .49        .10    .59     (.50)      --   (.50)  10.59      5.75
 2001                                         9.95     .51        .55   1.06     (.51)      --   (.51)  10.50     10.97
 2000                                        10.73     .52       (.79)  (.27)    (.51)      --   (.51)   9.95     (2.50)
 1999                                        10.76     .51        .01    .52     (.52)    (.03)  (.55)  10.73      4.91
 1998                                        10.50     .53        .26    .79     (.53)      --   (.53)  10.76      7.76
Class B (2/97)
 2003(d)                                     10.60     .20        .19    .39     (.20)      --   (.20)  10.79      3.73
 2002                                        10.51     .41        .10    .51     (.42)      --   (.42)  10.60      4.97
 2001                                         9.96     .43        .56    .99     (.44)      --   (.44)  10.51     10.12
 2000                                        10.74     .44       (.79)  (.35)    (.43)      --   (.43)   9.96     (3.26)
 1999                                        10.76     .44         --    .44     (.43)    (.03)  (.46)  10.74      4.19
 1998                                        10.50     .45        .26    .71     (.45)      --   (.45)  10.76      6.96
Class C (9/94)
 2003(d)                                     10.59     .21        .19    .40     (.21)      --   (.21)  10.78      3.83
 2002                                        10.49     .43        .11    .54     (.44)      --   (.44)  10.59      5.26
 2001                                         9.94     .45        .55   1.00     (.45)      --   (.45)  10.49     10.33
 2000                                        10.73     .46       (.80)  (.34)    (.45)      --   (.45)   9.94     (3.17)
 1999                                        10.74     .46        .02    .48     (.46)    (.03)  (.49)  10.73      4.53
 1998                                        10.48     .47        .26    .73     (.47)      --   (.47)  10.74      7.16
Class R (12/86)
 2003(d)                                     10.60     .25        .20    .45     (.25)      --   (.25)  10.80      4.30
 2002                                        10.50     .51        .11    .62     (.52)      --   (.52)  10.60      6.03
 2001                                         9.95     .53        .55   1.08     (.53)      --   (.53)  10.50     11.16
 2000                                        10.74     .54       (.80)  (.26)    (.53)      --   (.53)   9.95     (2.43)
 1999                                        10.76     .53        .02    .55     (.54)    (.03)  (.57)  10.74      5.18
 1998                                        10.49     .55        .27    .82     (.55)      --   (.55)  10.76      8.04
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                       Ratios/Supplemental Data
                                         ------------------------------------------------------------------------------------
                                                     Before Credit/             After             After Credit/
                                                      Reimbursement       Reimbursement(b)      Reimbursement(c)
NEW YORK INSURED                                  -------------------   -------------------   -------------------
                                                             Ratio of              Ratio of              Ratio of
                                                                  Net                   Net                   Net
                                                              Invest-               Invest-               Invest-
                                                  Ratio of       ment   Ratio of       ment   Ratio of       ment
                                                  Expenses     Income   Expenses     Income   Expenses     Income
                                           Ending       to         to         to         to         to         to
                                              Net  Average    Average    Average    Average    Average    Average   Portfolio
                                           Assets      Net        Net        Net        Net        Net        Net    Turnover
Year Ended February 28/29,                  (000)   Assets     Assets     Assets     Assets     Assets     Assets        Rate
------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(d)                                 $ 69,040      .88%*     4.44%*      .88%*     4.44%*      .87%*     4.45%*        13%
 2002                                      63,043      .89       4.67        .89       4.67        .88       4.68          17
 2001                                      56,936      .91       4.98        .91       4.98        .90       4.99          15
 2000                                      54,364      .90       5.02        .90       5.02        .90       5.02          16
 1999                                      52,448      .92       4.78        .92       4.78        .92       4.78          16
 1998                                      44,721      .88       4.98        .88       4.98        .88       4.98          17
Class B (2/97)
 2003(d)                                   24,456     1.63*      3.70*      1.63*      3.70*      1.63*      3.70*         13
 2002                                      23,418     1.64       3.92       1.64       3.92       1.63       3.93          17
 2001                                      16,965     1.66       4.23       1.66       4.23       1.65       4.24          15
 2000                                      15,893     1.65       4.28       1.65       4.28       1.65       4.28          16
 1999                                      13,374     1.67       4.04       1.67       4.04       1.67       4.04          16
 1998                                       5,982     1.65       4.24       1.65       4.24       1.65       4.24          17
Class C (9/94)
 2003(d)                                   13,102     1.43*      3.88*      1.43*      3.88*      1.42*      3.89*         13
 2002                                       9,926     1.44       4.12       1.44       4.12       1.43       4.13          17
 2001                                       5,131     1.46       4.43       1.46       4.43       1.45       4.44          15
 2000                                       4,627     1.45       4.48       1.45       4.48       1.45       4.48          16
 1999                                       4,103     1.47       4.25       1.47       4.25       1.47       4.25          16
 1998                                       2,310     1.43       4.43       1.43       4.43       1.43       4.43          17
Class R (12/86)
 2003(d)                                  261,400      .68*      4.65*       .68*      4.65*       .68*      4.65*         13
 2002                                     260,568      .69       4.87        .69       4.87        .68       4.88          17
 2001                                     259,651      .71       5.18        .71       5.18        .70       5.19          15
 2000                                     260,469      .70       5.21        .70       5.21        .70       5.21          16
 1999                                     301,805      .72       4.97        .72       4.97        .72       4.98          16
 1998                                     313,647      .68       5.18        .68       5.18        .68       5.18          17
------------------------------------------------------------------------------------------------------------------------------

*  Annualized
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the six months ended August 31, 2002.



                                See accompanying notes to financial statements.

----
55

                                     Notes

----
56

--------------------------------------------------------------------------------
  Fund Information
================================================================================

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Accountants
PricewaterhouseCoopers LLP
Chicago, IL

Custodian
State Street Bank & Trust
Boston, MA

Transfer Agent and Shareholder Services
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Change of Independent Accountants
On May 15, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as independent accountants for the Nuveen Connecticut Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund (the "Funds"). Arthur Andersen's report for the Funds' financial statements for the year ended February 28,2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Arthur Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Trustees appointed PricewaterhouseCoopers LLP as independent accountants for the 2003 fiscal year.





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certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

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Serving
Investors
For Generations

[Photo of John Nuveen, Sr. appears here]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
Investments

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                                                                   MSA-MS3-0802D